UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

The Bank of New York Mellon Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF
THE BANK OF NEW YORK MELLON CORPORATION
One Wall Street
New York, New York 10286

Date of Meeting:	April 8, 2008

Time:	9:00 a.m., New York time

Place:	101 Barclay Street, New York, New York 10286

Purposes:	We are holding the Annual Meeting for the following purposes:

• to elect 18 directors to serve on our Board until the 2009 annual meeting of stockholders and until their successors shall have been elected and qualified;

• to approve our Long-Term Incentive Plan;

• to approve our Employee Stock Purchase Plan;

• to approve our Executive Incentive Compensation Plan;

• to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2008 fiscal year;

• to act on two stockholder proposals, if properly presented at the Annual Meeting; and

• to transact any other business that may properly come before the Annual Meeting.

The proxy statement describes these items. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the Annual Meeting.

Record Date:	The directors have fixed the close of business on February 8, 2008, as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Voting by Proxy:	Please submit a proxy card or, for shares held in street name, a voting instruction form, as soon as possible so that your shares can be voted at the meeting. You may submit your proxy card or voting instruction form by mail. If you are a registered stockholder, you may also vote by telephone or electronically over the Internet by following the instructions included with your proxy card. If your shares are held in street name, you may have the ability to instruct the record holder as to the voting of your shares by telephone or over the Internet. Follow the instructions on the voting instruction form that you receive from your broker, bank or other nominee.

We hope that you are able to attend our Annual Meeting. Whether or not you plan to attend, it is important that you vote your shares at the meeting. To ensure that your shares are voted at the meeting, please promptly complete, sign, date and return your proxy card(s) in the enclosed envelope, or vote by telephone or over the Internet by following the instructions found on the proxy card(s), so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the Annual Meeting. Mailing your proxy(ies) or voting by telephone or over the Internet does not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors,

Arlie R. Nogay
Corporate Secretary

March 14, 2008

THE BANK OF NEW YORK MELLON CORPORATION
One Wall Street
New York, New York 10286

PROXY STATEMENT

Our Board of Directors solicits your proxy for our 2008 Annual Meeting of stockholders to be held on April 8, 2008 at 9:00 a.m. New York time at our offices located at 101 Barclay Street, New York, New York 10286, and any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting.

Who Can Vote

Only stockholders of record of our common stock at the close of business on February 8, 2008 may vote at the Annual Meeting. On the record date, we had 1,141,830,831 shares of common stock outstanding. You are entitled to one vote for each share of common stock that you owned on the record date. The shares of common stock held in our treasury will not be voted.

We began mailing this proxy statement and the enclosed proxy card on March 14, 2008 to all stockholders entitled to vote at the Annual Meeting. We have enclosed with this proxy statement our 2007 annual report to stockholders. This report contains detailed information about our activities and financial performance in 2007.

What is a Proxy?

A proxy is an authorization to vote your shares. Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three of our officers, who are called “proxies” or “proxy holders” and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card, or by telephone or over the Internet.

Voting Your Shares

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly.

If you are a “stockholder of record” (that is, you hold your shares of our common stock in your own name), you may vote your shares by proxy using any of the following methods:

•	completing, signing, dating and returning the proxy card in the postage-paid envelope provided;

•	calling the toll-free telephone number listed on the proxy card; or

•	using the Internet site listed on the proxy card.

The telephone and Internet voting procedures set forth on the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been properly recorded. If you vote by telephone or over the Internet, you should not return your proxy card.

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of our common stock through a broker, bank or other nominee), you will receive voting instructions (including, if your broker, bank or other nominee elects to do so, instructions on how to vote your shares by telephone or over the Internet) from the record holder, and you must follow those instructions in order to have your shares voted at the Annual Meeting.

Depending on how you hold your shares, you may receive more than one proxy card.

Your vote is important. Whether you vote by mail, telephone or over the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board of Directors:

Proposal 1 —	FOR the election of each nominee for director;

Proposal 2 —	FOR the approval of our Long-Term Incentive Plan;

Proposal 3 —	FOR the approval of our Employee Stock Purchase Plan;

Proposal 4 —	FOR the approval of our Executive Incentive Compensation Plan;

Proposal 5 —	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

Proposal 6 —	AGAINST the approval of the stockholder proposal for cumulative voting in the election of directors; and

Proposal 7 —	AGAINST the approval of the stockholder proposal with respect to a stockholder vote on an advisory resolution to ratify the compensation of our named executive officers (which is commonly referred to as a “say-on-pay” proposal).

In addition, if other matters are properly presented for voting at the Annual Meeting, the proxy holders are also authorized to vote on such matters as they shall determine in their sole discretion. As of the date of this proxy statement, we have not received notice of any other matters that may be properly presented for voting at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	delivering a written notice of revocation to our Corporate Secretary at the address indicated on the first page of this proxy statement;

•	submitting another signed proxy card with a later date;

•	voting by telephone or over the Internet at a later date; or

•	attending the Annual Meeting and voting in person.

Voting in Person

If you are a registered shareholder or you hold a proxy from a registered shareholder, you may attend the Annual Meeting and vote in person by obtaining and submitting a ballot that will be provided at the meeting.

Quorum and Vote Required for Approval

A quorum is the minimum number of shares required to conduct business at the Annual Meeting. Under our by-laws, to have a quorum, a majority of the outstanding shares of stock entitled to vote at the Annual Meeting must be represented in person or by proxy at the meeting. Abstentions, withhold votes (in the election of directors) and broker non-votes (which are described below) are counted as present for determining the presence of a quorum. Inspectors of election appointed for the Annual Meeting will tabulate all votes cast in person or by proxy at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

A “broker non-vote” occurs when a broker, bank or other nominee that holds our common shares for a beneficial owner returns a proxy to us but cannot vote the shares it holds as to a particular matter because it has not received voting instructions from the beneficial owner and the matter to be voted on is not “routine” under rules of the New York Stock Exchange, which we refer to as the “NYSE rules.” NYSE rules allow brokers, banks and other nominees to vote shares held by them on matters that the NYSE determines to be routine, even though the broker, bank or nominee has not received instructions from the beneficial owner of the shares. The NYSE considers the election of directors, approval of our Executive Incentive Compensation

Plan and ratification of our independent registered public accounting firm to be routine matters. The NYSE considers the approval of our Long-Term Incentive Plan and Employee Stock Purchase Plan and the two stockholder proposals not to be routine.

“Abstentions” and “broker non-votes” are not treated as votes cast on a proposal. Therefore, an abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted in determining the presence of a quorum. Directors are elected by plurality; those nominees receiving the most votes in favor of their election will be elected. Abstentions and withhold votes do not represent votes in favor of a nominee and are not counted in determining which nominees are elected. If an incumbent director fails to receive more “for” votes than “withhold” votes, the director is required to tender his or her resignation (see table below).

The following table indicates the vote required for approval of each proposal to be presented to the stockholders at the Annual Meeting and the effect of abstentions, withhold votes and broker non-votes:

Effect of Abstentions, Withhold
Proposal	Required Vote	Votes and Broker Non-Votes

1. Election of directors	A plurality of the votes cast “for” election of each director by holders of shares of common stock entitled to vote at the Annual Meeting.	Nominees receiving the most votes cast “for” election will be elected. Abstentions and withhold votes are not votes cast “for” election and are not counted in determining which directors are elected.

Pursuant to our Corporate Governance Guidelines, in an uncontested election of directors, any incumbent director who fails to receive more “for” votes than “withhold” votes is required to tender his or her resignation to the lead director (or such other director designated by the Board if the director failing to receive the majority of votes cast is the lead director) promptly after the certification of the stockholder vote.

	.	The Corporate Governance and Nominating Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it. The Board will act on the Corporate Governance and Nominating Committee’s recommendation no later than 90 days following the certification of the election in question. A director who tenders his or her resignation pursuant to this provision will not vote on the issue of whether his or her tendered resignation will be accepted or rejected.

Effect of Abstentions, Withhold
Proposal	Required Vote	Votes and Broker Non-Votes

2. Approval of our Long-Term Incentive Plan	Affirmative vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.	Abstentions and broker non-votes are not treated as votes cast. An abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval.
3. Approval of our Employee Stock Purchase Plan	Affirmative vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.	Abstentions and broker non-votes are not treated as votes cast. An abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval.

4. Approval of our Executive Incentive Compensation Plan	Affirmative vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.	Abstentions are not treated as votes cast. An abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval.

5. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2008	Affirmative vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.	Abstentions are not treated as votes cast. An abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval.

6. Approval of the stockholder proposal for cumulative voting in the election of directors	Affirmative vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.	Abstentions and broker non-votes are not treated as votes cast. An abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval.

7. Approval of the stockholder “say-on-pay” proposal	Affirmative vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.	Abstentions and broker non-votes are not treated as votes cast. An abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval.

Annual Meeting Admission

Only stockholders and certain other permitted attendees may attend the Annual Meeting. No cameras, recording equipment, electronic devices, use of cell phones or BlackBerries, large bags or packages will be permitted in the Annual Meeting. If you plan to attend the Annual Meeting in person, we ask that you also complete and return the reservation form attached to the end of the proxy statement.

Expenses of Solicitation

We will pay all costs of soliciting proxies. We have retained our affiliate, BNY Mellon Shareowner Services, to assist with the solicitation of proxies for a fee of approximately $25,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, we may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter or facsimile.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 8, 2008

A complete copy of this proxy statement and our annual report for the year ended December 31, 2007 are also available at www.bnymellon.com.

Householding

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on rules of the Securities and Exchange Commission, which we refer to as the “SEC,” that permit us to deliver only one proxy statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of the annual report or proxy statement, or if you wish to receive separate copies of future annual reports or proxy statements, please call our transfer agent BNY Mellon Shareowner Services at 1-800-729-9606 (U.S.) or 1-201-680-6651 (International). We will deliver the requested documents promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of annual reports or proxy statements, or if you hold our stock in more than one account and, in either case, you wish to receive only a single copy of the annual report or proxy statement, please contact our transfer agent, BNY Mellon Shareowner Services, with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

ELECTION OF DIRECTORS

(Proposal 1 on your proxy card)

Nominees for Election as Directors

You are being asked to elect 18 directors to serve on our Board of Directors until the 2009 annual meeting of stockholders and until their successors have been elected and qualified. Each nominee currently serves on our Board of Directors, of which 14 are non-management directors and four serve as executive officers of our company.

Article 5 of our by-laws provides the exclusive procedures for the nomination and composition of our Board of Directors for the first three years following the merger of The Bank of New York Company, Inc., which we refer to as “Bank of New York,” and Mellon Financial Corporation, which we refer to as “Mellon,” into our company on July 1, 2007. From July 1, 2007 to the earlier of January 1, 2009 or such other date as of which Thomas A. Renyi, our executive chairman, ceases to serve as executive chairman of our Board, which we refer to as the “succession date,” 10 of our 18 directors will be persons who were nominated to be directors by the Board of Directors of Bank of New York prior to the merger and their successors nominated as described below, whom we refer to as “continuing Bank of New York directors,” and eight will be persons who were nominated to be directors by the Board of Directors of Mellon prior to the merger and their successors nominated as described below, whom we refer to as “continuing Mellon directors.” From the succession date through June 30, 2010, there will be 16 directors, nine of whom will be continuing Bank of New York directors and seven of whom will be continuing Mellon directors.

During the three-year period following the merger (which ends June 30, 2010), which we refer to as the “specified period,” the continuing Bank of New York directors will have the exclusive authority to nominate, on behalf of the Board, directors to fill each seat previously held by a continuing Bank of New York director and the continuing Mellon directors will have the exclusive authority to nominate, on behalf of the Board, directors to fill each seat previously held by a continuing Mellon director. As required by Article 5 of our by-laws, following the merger, we formed a Continuing Bank of New York Directors Committee, which is comprised of all the continuing Bank of New York directors, and a Continuing Mellon Directors Committee, which is comprised of all the continuing Mellon directors. Our Corporate Governance and Nominating Committee recommended to the Continuing Bank of New York Directors Committee and the Continuing Mellon Directors Committee, as appropriate, the nomination of each nominee named below. After considering the recommendation of the Corporate Governance and Nominating Committee and the requirements set forth in Article 5 of our by-laws, each nominee who is a continuing Bank of New York director was nominated by the Continuing Bank of New York Directors Committee and each nominee who is a continuing Mellon director was nominated by the Continuing Mellon Directors Committee.

During the specified period, all vacancies on the Board created by the cessation of service of a continuing Bank of New York director will be filled by a nominee chosen by the remaining continuing Bank of New York directors and all vacancies on the Board created by the cessation of service of a continuing Mellon director will be filled by a nominee chosen by the remaining continuing Mellon directors. Directors chosen to fill vacancies will hold office for a term expiring at the end of the next annual meeting of stockholders.

We do not know of any reason why any nominee named in this proxy statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with Article 5 of our by-laws, as described above.

Our certificate of incorporation and by-laws provide that during the specified period, Article 5 of our by-laws may only be modified, amended or repealed and any inconsistent provision adopted or recommended for adoption by our stockholders by the affirmative vote of at least 75% of our entire Board.

Our by-laws provide that the affirmative vote of a plurality of the shares present and voting is required to elect a director, which means that the 18 nominees receiving the highest numbers of votes cast at the Annual Meeting by all holders of shares of our common stock will be elected as directors for a term expiring in 2009. However, pursuant to our Corporate Governance Guidelines, in an uncontested election of directors, any incumbent director who fails to receive more “for” votes than “withhold” and “against” votes is required to tender his or her resignation to the lead director (or such other director designated by the Board if the director failing to receive the majority of votes cast is the lead director) promptly after the certification of the stockholder vote. The Corporate Governance and Nominating Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it. The Board will act on the Corporate Governance and Nominating Committee’s recommendation no later than 90 days following the certification of the election in question. A director who tenders his or her resignation pursuant to this provision will not vote on the issue of whether his or her tendered resignation will be accepted or rejected.

The Board unanimously recommends you vote “FOR” each of the nominees described below.

Each of the following nominees for election as director was appointed to our Board effective July 1, 2007 in accordance with the merger agreement between Bank of New York and Mellon. At the time of his or her appointment to the Board in connection with the merger, each served as a director of either Bank of New York or Mellon. Information relating to each nominee for election as director, including his or her period of service as a director of Bank of New York or Mellon prior to the merger, principal occupation and other biographical material is described below:

Frank J. Biondi, Jr.
 Senior Managing Director, WaterView Advisors LLC
Director since 2007
Continuing Bank of New York Director
Age 63

Mr. Biondi served as a director of The Bank of New York Company, Inc. from 1995 to 2007. Mr. Biondi has served as Senior Managing Director of WaterView Advisors LLC (formerly Biondi, Reiss Capital Management LLC), an investment adviser to WaterView Partners LLC, a private equity limited partnership focused on media and entertainment, since 1999. Mr. Biondi is currently a director of Amgen, Inc., Cablevision Systems Corp., Hasbro, Inc. and Seagate Technology.

Ruth E. Bruch
Senior Vice President and Chief Information Officer of Kellogg Company
Director since 2007
Continuing Mellon Director
Age 54

Ms. Bruch served as a director of Mellon Financial Corporation from 2003 to 2007. Ms. Bruch has served as Senior Vice President and Chief Information Officer of Kellogg Company, a food manufacturer focusing on cereal and convenience foods, since 2006. Prior to that, from 2002 to 2006, Ms. Bruch served as Senior Vice President and Chief Information Officer of Lucent Technologies Inc., which focuses on communications networking solutions.

Nicholas M. Donofrio
Executive Vice President, Innovation and Technology of IBM Corporation
Director since 2007
Continuing Bank of New York Director
Age 62

Mr. Donofrio served as a director of The Bank of New York Company, Inc. from 1999 to 2007. Mr. Donofrio has served as Executive Vice President, Innovation and Technology of IBM Corporation, a developer, manufacturer and provider of advanced information technologies and services, since 2005. Mr. Donofrio previously served as Senior Vice President, Technology and Manufacturing of IBM Corporation from 1997 to 2005.

Steven G. Elliott
Senior Vice Chairman, The Bank of New York Mellon Corporation
Director since 2007
Continuing Mellon Director
Age 61

Mr. Elliott served as a director of Mellon Financial Corporation from 2001 to 2007. Mr. Elliott has served as our Senior Vice Chairman since the merger in 2007. Prior to the merger, Mr. Elliott held the same position with Mellon Financial Corporation from 2001 to 2007.

Gerald L. Hassell
President, The Bank of New York Mellon Corporation
Director since 2007
Continuing Bank of New York Director
Age 56

Mr. Hassell served as a director of The Bank of New York Company, Inc. from 1998 to 2007. Mr. Hassell has served as our President since the merger in 2007. Prior to the merger, Mr. Hassell served as President of The Bank of New York Company, Inc. from 1998 to 2007.

Edmund F. “Ted” Kelly
Chairman, President and Chief Executive Officer of Liberty Mutual Group
Director since 2007
Continuing Mellon Director
Age 62

Mr. Kelly served as a director of Mellon Financial Corporation from 2004 to 2007. Mr. Kelly has served as Chairman (since 2000), President and Chief Executive Officer (since 1998) of Liberty Mutual Group, a multi-line insurance company. Mr. Kelly is currently a director of Liberty Mutual Group and EMC Corporation.

Robert P. Kelly
Chief Executive Officer, The Bank of New York Mellon Corporation
Director since 2007
Continuing Mellon Director
Age 53

Mr. Kelly served as a director of Mellon Financial Corporation from 2006 to 2007. Mr. Kelly has served as our Chief Executive Officer since the merger in 2007. Prior to the merger, Mr. Kelly served as Chairman, Chief Executive Officer and President of Mellon Financial Corporation from 2006 to 2007. Prior to that, Mr. Kelly served as Chief Financial Officer of Wachovia Corporation, a financial services company, and Wachovia’s predecessor, First Union Corporation, from 2000 to 2006.

Richard J. Kogan
Retired President and Chief Executive Officer of Schering-Plough Corporation
Director since 2007
Continuing Bank of New York Director
Age 66

Mr. Kogan served as a director of The Bank of New York Company, Inc. from 1996 to 2007. Mr. Kogan is currently a principal of The KOGAN Group LLC. Mr. Kogan previously served as President and Chief Executive Officer of Schering-Plough Corporation from 1996 to 2003 and as Chairman of Schering-Plough Corporation from 1998 to 2002. Mr. Kogan is currently a director of Colgate-Palmolive Company.

Michael J. Kowalski
Chairman and Chief Executive Officer of Tiffany & Co.
Director since 2007
Continuing Bank of New York Director
Age 55

Mr. Kowalski served as a director of The Bank of New York Company, Inc. from 2003 to 2007. Mr. Kowalski has served as Chairman and Chief Executive Officer of Tiffany & Co., an international designer, manufacturer and distributor of jewelry and fine goods, since 2003 and 1999, respectively. Mr. Kowalski is currently a director of Tiffany & Co.

John A. Luke, Jr.
Chairman and Chief Executive Officer of MeadWestvaco Corporation
Director since 2007
Continuing Bank of New York Director
Age 59

Mr. Luke served as a director of The Bank of New York Company, Inc. from 1996 to 2007. Mr. Luke has served as Chairman and Chief Executive Officer of MeadWestvaco Corporation, a manufacturer of paper, packaging and specialty chemicals, since 2002. Mr. Luke is currently a director of MeadWestvaco Corporation and The Timken Company.

Robert Mehrabian
Chairman, President and Chief Executive Officer of Teledyne Technologies Inc.
Director since 2007
Continuing Mellon Director
Age 66

Dr. Mehrabian served as a director of Mellon Financial Corporation from 1994 to 2007. Dr. Mehrabian has served as Chairman (since 2000) and President and Chief Executive Officer (since 1999) of Teledyne Technologies Inc., an advanced industrial technologies company. Dr. Mehrabian is currently a director of Teledyne Technologies Inc. and PPG Industries, Inc.

Mark A. Nordenberg
Chancellor of the University of Pittsburgh
Director since 2007
Continuing Mellon Director
Age 59

Mr. Nordenberg served as a director of Mellon Financial Corporation from 1998 to 2007. Mr. Nordenberg has served as Chancellor of the University of Pittsburgh, a major public research university, since 1995.

Catherine A. Rein
Retired Senior Executive Vice President and Chief Administrative Officer of MetLife, Inc.
Director since 2007
Continuing Bank of New York Director
Age 65

Ms. Rein served as a director of The Bank of New York Company, Inc. from 1981 to 2007. Ms. Rein served as Senior Executive Vice President and Chief Administrative Officer of MetLife, Inc., an insurance and financial services company, from 2005 to 2008. Prior to that, Ms. Rein served as President and Chief Executive Officer of Metropolitan Property and Casualty Insurance Company from 1999 to 2005. Ms. Rein is currently a director of FirstEnergy Corp.

Thomas A. Renyi
Executive Chairman, The Bank of New York Mellon Corporation
Director since 2007
Continuing Bank of New York Director
Age 61

Mr. Renyi served as a director of The Bank of New York Company, Inc. from 1992 to 2007. Mr. Renyi has served as our Executive Chairman since the merger in 2007. Prior to the merger, Mr. Renyi held several executive officer positions with The Bank of New York Company, Inc., including Chairman from 1998 to 2007 and Chief Executive Officer from 1997 to 2007. Mr. Renyi is currently a director of Public Service Enterprise Group, Inc.

William C. Richardson
President and Chief Executive Officer Emeritus of The W.K. Kellogg Foundation and Chair and Co-Trustee Emeritus of The Kellogg Foundation Trust
Director since 2007
Continuing Bank of New York Director
Age 67

Dr. Richardson served as a director of The Bank of New York Company, Inc. from 1998 to 2007. Dr. Richardson had previously served as President and Chief Executive Officer of The W.K. Kellogg Foundation, a private foundation, as well as Chair and Co-Trustee of The Kellogg Foundation Trust from 1995 to 2005. Dr. Richardson is currently a director of Exelon Corporation and CSX Corporation.

Samuel C. Scott III
Chairman, President and Chief Executive Officer of Corn Products International, Inc.
Director since 2007
Continuing Bank of New York Director
Age 63

Mr. Scott served as a director of The Bank of New York Company, Inc. from 2003 to 2007. Mr. Scott has served as Chairman (since 2001), Chief Executive Officer (since 2001) and President (since 1997) of Corn Products International, Inc., global producers of corn-refined products and ingredients. Mr. Scott has announced his intention to retire as Chairman, President and Chief Executive Officer of Corn Products International, Inc. upon selection of his successor. Mr. Scott is currently a director of Corn Products International, Inc., Motorola, Inc. and Abbott Laboratories.

John P. Surma
Chairman and Chief Executive Officer of United States Steel Corporation
Director since 2007
Continuing Mellon Director
Age 53

Mr. Surma served as a director of Mellon Financial Corporation from 2004 to 2007. Mr. Surma has served as Chairman and Chief Executive Officer of United States Steel Corporation, a steel manufacturing company, since 2006 and 2004, respectively. Previously, Mr. Surma held several other executive officer positions with United States Steel Corporation, including President and Chief Operating Officer from 2003 to 2004 and Vice Chairman and Chief Financial Officer from 2002 to 2003. Mr. Surma is currently a director of United States Steel Corporation and Calgon Carbon Corporation.

Wesley W. von Schack
Chairman, President and Chief Executive Officer of Energy East Corporation
Director since 2007
Continuing Mellon Director
Age 63

Mr. von Schack served as a director of Mellon Financial Corporation from 1989 to 2007. Mr. von Schack has served as Chairman, President and Chief Executive Officer of Energy East Corporation, an energy services company, since 1996. Mr. von Schack is currently a director of Energy East Corporation and Teledyne Technologies Inc.

BOARD MEETINGS AND BOARD COMMITTEE INFORMATION

Meetings

Our current Board of Directors was appointed in connection with the merger on July 1, 2007. Since then, our Board of Directors held five meetings in 2007. Each incumbent director except Mr. Nordenberg attended at least 75% of the aggregate number of meetings of our Board and of the committees on which he or she served. Mr. Nordenberg attended a total of seven Board and committee meetings out of 10 but, because of serious illnesses in his family, he missed a single set of monthly meetings and, in this shortened, six-month reporting year, this made his attendance 70%.

This is our first Annual Meeting of stockholders. Our Corporate Governance Guidelines provide that all directors are expected to attend our Annual Meeting, including this year’s Annual Meeting.

Committees and Committee Charters

As of July 1, 2007, our Board established several committees, including an Audit and Examining Committee, a Human Resources and Compensation Committee, a Corporate Governance and Nominating Committee, a Risk Committee, a Corporate Social Responsibility Committee, an Executive Committee and an Integration Committee. The charters of the Audit and Examining Committee, the Human Resources and Compensation Committee and the Corporate Governance and Nominating Committee are available on our website at www.bnymellon.com/governance/committees. Additionally, copies of these charters are attached to this proxy statement as exhibits. You may also request printed copies by sending a written request to our Corporate Secretary at the address set forth on the cover of this proxy statement.

Article 5 of our by-laws provides that, during the three-year period following the merger, the Human Resources and Compensation Committee will be comprised of at least five members with a number of continuing Mellon directors that is greater by one than the number of continuing Bank of New York directors on the committee, and a continuing Mellon director shall be its chair. In addition, during the three-year period following the merger, each of the Audit and Examining Committee and the Corporate Governance and Nominating Committee will be comprised of at least five members with a number of continuing Bank of New York directors that is greater by one than the number of continuing Mellon directors on the committee and a continuing Bank of New York director will be the chair of each. The following table identifies the individual members of our Board serving on each of these committees:

Audit and Examining Committee Catherine A. Rein, Chairman Robert Mehrabian William C. Richardson Samuel C. Scott III John P. Surma	Corporate Governance and Nominating Committee John A. Luke, Jr., Chairman Richard J. Kogan Robert Mehrabian Catherine A. Rein William C. Richardson John P. Surma Wesley W. von Schack	Human Resources and Compensation Committee Wesley W. von Schack, Chairman Ruth E. Bruch Edmund F. Kelly Richard J. Kogan Samuel C. Scott III

Audit and Examining Committee

The Audit and Examining Committee meets as often as it deems necessary to perform its responsibilities. From July 1, 2007 through the end of 2007, the committee held seven meetings.

The Audit and Examining Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accountants engaged to prepare an audit report or to perform other audit, review or attest services for us. The independent registered public accountants report directly to the committee. Annually, the committee recommends that the Board request stockholder ratification of the appointment of the independent registered public accountants. The committee also has direct responsibility to evaluate and, when appropriate, to remove the independent registered public accountants. The committee is also responsible for the pre-approval of all audit and permitted non-audit services performed by our independent registered public accountants. The committee also acts on behalf of the Board in monitoring and overseeing the performance of our internal audit function, and our chief auditor has direct access to the committee. The committee also oversees the operation of a comprehensive system of internal controls covering the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of our independent registered public accountants. The committee’s function is one of oversight, recognizing that our management is responsible for preparing our financial statements, and our independent registered public accountants are responsible for auditing those statements. The committee reports periodically to the entire Board.

The Board of Directors has determined that the Audit and Examining Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards and the rules and regulations under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.” The Board has also determined that all members of the Audit and Examining Committee are financially literate within the meaning of the NYSE listing standards as interpreted by the Board. The Board has determined, based upon education and experience as a principal accounting or financial officer or public accountant, or experience actively supervising a principal accounting or financial officer or public accountant, that Ms. Rein and Mr. Surma satisfy the definition of “audit committee financial expert” as set out in the rules and regulations under the Exchange Act and have accounting or related financial management expertise as such qualification under the NYSE listing standards is interpreted by the Board.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee meets as often as it deems necessary to perform its responsibilities. From July 1, 2007 through the end of 2007, the committee held four meetings.

The Human Resources and Compensation Committee oversees the compensation plans, policies and programs in which our executive officers participate and the other incentive, retirement, welfare and equity plans in which all of our employees participate. In addition, the committee administers and makes equity and/or cash awards under plans adopted for the benefit of our officers and other employees to the extent required or permitted by the terms of these plans, establishes any related performance goals and determines whether and the extent to which these goals have been attained.

The committee also reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer, evaluates the chief executive officer’s performance in light of those goals and objectives, and determines and approves the chief executive officer’s compensation level on the basis of its evaluation. While the committee has overall responsibility for executive compensation matters, as specified in its charter, the committee reports its preliminary conclusions with respect to the performance evaluation and compensation decisions regarding our chief executive officer to the other independent directors of our full Board in executive session and solicits their input prior to finalizing the committee’s conclusions.

The committee also reviews, evaluates and approves the total compensation of all other executive officers and makes recommendations concerning equity-based plans, which recommendations are subject to approval of our entire Board. The committee also advises and discusses with the other independent directors compensation decisions regarding our executive chairman and president and the process used by the committee.

The committee is also generally responsible for overseeing our employee compensation and benefit policies and programs, our management development and succession programs, the development and oversight of a succession plan for the position of chief executive officer and our diversity and inclusion programs. The committee also administers and makes awards under our various equity-based employee incentive plans and oversees certain retirement plans that we sponsor to ensure that they provide an appropriate level of benefits in a cost effective manner to meet our needs and objectives in sponsoring such plans and are properly and efficiently administered in accordance with their terms to avoid unnecessary costs and minimize any potential liabilities to us, that our responsibilities as plan sponsor are satisfied, and that financial and other information with respect to such plans is properly recorded and reported in accordance with applicable legal requirements.

In connection with the merger, the committee approved the delegation to our chief executive officer of responsibility for determining equity awards for certain employees who are eligible to receive grants under Bank of New York and Mellon long-term equity-based plans that we assumed in the merger. The committee also delegated to our chief executive officer the ability to approve non-material changes to benefit plans assumed in connection with the merger. The committee has also approved the delegation to our chief executive officer of responsibility for determining equity awards to certain employees who are eligible to receive grants under our new Long-Term Incentive Plan (as described in Proposal 2 below), subject to such plan’s approval at the Annual Meeting. The delegated authority approved by the committee to our chief executive officer is subject to certain limitations, including: (i) on total aggregate shares subject to plan awards pursuant to the delegated authority in any calendar year (1,100,000), (ii) aggregate shares represented by plan awards that may be granted to any one individual pursuant to the delegated authority (100,000), and (iii) a sub-limit of shares represented by full value awards that may be granted in any calendar year (550,000).

As further described in the “Compensation Discussion and Analysis” section of this proxy statement, our management provides information, analysis and recommendations for the committee’s decision-making process in connection with the amount and form of executive compensation except that no member of management will participate in the decision-making process with respect to his or her own compensation. The Compensation Discussion and Analysis discusses the role of our chief executive officer in determining or recommending the amount and form of executive compensation. In addition, the Compensation Discussion and Analysis addresses the role of our management and its compensation consultant, Mercer LLC, and the role of the committee’s compensation consultants, Towers Perrin and Frederic W. Cook & Co., in determining and recommending executive compensation.

No member of the committee is or has been an officer or employee of our company. Our Board of Directors has determined that the committee consists entirely of directors who meet the independence requirements of the NYSE listing standards.

Corporate Governance and Nominating Committee and Director Nominations

Article 5 of our by-laws provides the exclusive procedures for the nomination and composition of our Board for the first three years following the merger. We refer to this three-year period, which will end on June 30, 2010, as the “specified period.” Under Article 5, from July 1, 2007 to the succession date (which is the earlier of January 1, 2009 or such other date as Mr. Renyi ceases to serve as our executive chairman), 10 of our 18 directors will be continuing Bank of New York directors and eight will be continuing Mellon directors. From the succession date through June 30, 2010, there will be 16 directors, nine of whom will be continuing Bank of New York directors and seven of whom will be continuing Mellon directors.

During the specified period, the continuing Bank of New York directors will have the exclusive authority to nominate, on behalf of the Board, directors to fill each seat previously held by a continuing Bank of New York director and the continuing Mellon directors will have the exclusive authority to nominate, on behalf of the Board, directors to fill each seat previously held by a continuing Mellon director. As required by Article 5 of our by-laws, following the merger, we formed a Continuing Bank of New York Directors Committee, which is comprised of all the continuing Bank of New York directors, and a Continuing Mellon Directors Committee, which is comprised of all the continuing Mellon directors.

Following the merger, our Board of Directors formed our Corporate Governance and Nominating Committee, which met twice in 2007. Subject to Article 5 of our by-laws, the Corporate Governance and Nominating Committee’s principal responsibilities are to assist the Board in reviewing and identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board nominees for directors for the next annual meeting of stockholders and to fill vacancies on the Board.

Subject to Article 5 of our by-laws, in carrying out its responsibilities of finding the best qualified candidates for directors, the Corporate Governance and Nominating Committee will consider proposals from a number of sources, including recommendations for nominees from stockholders submitted upon written notice to the chairman of the Corporate Governance and Nominating Committee, c/o the Office of the Secretary of The

Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286. The Corporate Governance and Nominating Committee seeks to identify individuals qualified to become directors, consistent with the criteria established by the Board for director candidates. Subject to Article 5 of our by-laws, when considering a person to be recommended for nomination as a director, the Corporate Governance and Nominating Committee will consider, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board (in all aspects of that term) and the candidate’s ability to devote the necessary time for service as a director (including directorships held at other corporations and organizations). When considering a person to be recommended for re-nomination as a director, the Corporate Governance and Nominating Committee will consider, among other factors, the attendance, preparedness, participation and candor of the individual as well as the individual’s satisfaction of the criteria for the nomination of directors set forth in our Corporate Governance Guidelines. It is anticipated that the Corporate Governance and Nominating Committee would evaluate a candidate recommended by a stockholder for nomination as a director in the same manner that it evaluates any other nominee.

During the specified period, our Corporate Governance and Nominating Committee will consider and make recommendations to the Continuing Bank of New York Directors Committee and the Continuing Mellon Directors Committee, as appropriate, regarding nominees to the Board. The Continuing Bank of New York Directors Committee and the Continuing Mellon Directors Committee, as appropriate, will consider the recommendation of the Corporate Governance and Nominating Committee and make all nominations to the Board in accordance with Article 5 of our by-laws.

Our Corporate Governance and Nominating Committee reviews non-employee director compensation and benefits on an annual basis and makes recommendations to the Board on appropriate compensation. The committee is also responsible for approving compensation arrangements for non-employee members of the Boards of Directors of our significant subsidiaries. Such compensation must be consistent with market practice and designed to align our directors’ interests with those of our long-term stockholders while not calling into question directors’ objectivity. The committee also oversees evaluations of the Board and committees of the Board and, unless performed by the Human Resources and Compensation Committee, our senior managers.

Finally, the Corporate Governance and Nominating Committee has the responsibility to develop and recommend to the Board a set of corporate governance guidelines and propose changes to such guidelines from time to time as may be appropriate.

Our Board of Directors has determined that the Corporate Governance and Nominating Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of our Human Resources and Compensation Committee is an officer or employee of our company or any of its subsidiaries. In addition, Mr. Robert Kelly did not serve on any compensation committee or any board of directors of another company, of which any of our Board members was also an executive officer.

REPORT OF THE AUDIT AND EXAMINING COMMITTEE

On behalf of our Board of Directors, the Audit and Examining Committee oversees the operation of a comprehensive system of internal controls in respect of the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of our independent registered public accounting firm. The committee’s function is one of oversight, recognizing that our management is responsible for preparing our financial statements, and our independent registered public accountants are responsible for auditing those statements.

Consistent with this oversight responsibility, the committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2007 and management’s assessment of internal control over financial reporting as of December 31, 2007. KPMG LLP, our independent registered public accounting firm, issued its unqualified report on our financial statements and the design and operating effectiveness of our internal control over financial reporting.

The committee has also discussed with KPMG LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 114 (successor to Statement on Auditing Standards No. 61), Communication with Audit Committees. The committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has conducted a discussion with KPMG LLP relative to its independence. The committee has determined that KPMG LLP’s provision of non-audit services is compatible with its independence.

Based on these reviews and discussions, the committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2007, be included in our annual report on Form 10-K for the fiscal year then ended.

Catherine A. Rein, Chairman
Robert Mehrabian
William C. Richardson
Samuel C. Scott III
John P. Surma

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES

The Audit and Examining Committee has appointed KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008. We have been advised by KPMG LLP that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, which we refer to as the “PCAOB,” and complies with the auditing, quality control and independence standards and rules of the PCAOB and the SEC.

In connection with the merger, our Audit and Examining Committee appointed KPMG LLP as our independent registered public accounting firm for the 2007 fiscal year commencing concurrently with the merger on July 1, 2007. As permitted by applicable SEC rules, the following table reflects the fees earned by KPMG LLP for the following types of services provided by KPMG LLP to us for the period from July 1, 2007 to December 31, 2007:

Amount of Fees
KPMG LLP for July 1,
2007-December 31,
Description of Fees	2007

Audit Fees(1)	$6,835,000
Audit-Related Fees(2)	$2,397,000
Tax Fees(3)	$155,000
All Other Fees	$0

Total Fees	$9,387,000

(1)	Includes fees for professional services rendered for the audit of our annual financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and for reviews of the financial statements included in our quarterly reports on Form 10-Q and for other services that only an independent registered public accountant can reasonably provide.

(2)	Includes fees for services that were reasonably related to performance of the audit of the annual financial statements for the fiscal year, other than Audit Fees, such as service organization reports (under SAS 70), employee benefit plan audits and internal control reviews.

(3)	Includes fees for tax return preparation and tax planning.

Other Services Provided by KPMG LLP

KPMG LLP also provided services to entities associated with us that were charged directly to those entities and accordingly were not included in the amounts disclosed in the table above. These excluded amounts included $2.0 million for the audits of mutual funds, collective funds and other funds advised by us. Also excluded from the amounts disclosed in the table above are fees billed by KPMG LLP to joint ventures in which we have an interest of 50% or less.

Pre-Approval Policy

Our Audit and Examining Committee has established pre-approval policies and procedures applicable to all services provided by our independent registered public accountants. In accordance with SEC rules, our pre-approval policy has two different approaches to pre-approving audit and permitted non-audit services performed by our independent registered public accountants. Proposed services may be pre-approved pursuant to policies and procedures established by the Audit and Examining Committee that are detailed as to a particular class of service without consideration by the Audit and Examining Committee of the specific case-by-case services to be performed. We refer to this pre-approval method as “class pre-approval.” If a class of service has not received class pre-approval, the service will require specific pre-approval by the Audit and Examining Committee before such service is provided by our independent registered public accountants. We refer to this pre-approval method as “specific pre-approval.” A list of services that has received class pre-approval from our Audit and Examining Committee (or its delegate) is attached to our Audit and Permitted Non-Audit Services Pre-Approval Policy. A copy of our Audit and Permitted Non-Audit Services Pre-Approval Policy is available on our website at www.bnymellon.com/governance/auditpolicy. From July 1, 2007 to December 31, 2007, all of the fees associated with the independent registered public accounting firm services were pre-approved by the Audit and Examining Committee.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines covering, among other things, the duties and responsibilities and independence of our directors. The Corporate Governance Guidelines cover a number of other matters, including the Board’s role in overseeing executive compensation, compensation and expenses for non-management directors, communications between stockholders and directors and Board committee structures and assignments. A copy of our Corporate Governance Guidelines is available on our website at www.bnymellon.com/governance/guidelines. You may also request a printed copy by sending a written request to our Corporate Secretary at the address on the cover of this proxy statement.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct for our company to provide a framework to maintain the highest standards of professional conduct. Through our Code of Conduct, we seek to:

•	promote professional and proper action in terms of our own integrity and the dignity of others;

•	promote honest and ethical conduct, including fair, competitive market practices, which contributes to our business by providing customers with appropriate financial services and products;

•	avoid potential situations in which individual personal interests may conflict with, or appear to conflict with, our company or our customers;

•	maintain the appropriate level of confidentiality at all times with respect to information or data pertaining to our customers, suppliers and employees;

•	protect and maintain the value of our assets, including our facilities, equipment and information; and

•	promote honest and accurate book and record keeping in accordance with generally accepted accounting practices.

Our Code of Conduct satisfies applicable SEC and NYSE requirements and applies to all of our directors, officers and employees and those of our subsidiaries. A copy of the Code of Conduct is available on our website at www.bnymellon.com/ethics/codeofconduct.pdf and a copy is also attached as an exhibit to this proxy statement. You may also request a printed copy by sending a written request to our Corporate Secretary at the address listed on the cover of this proxy statement. We intend to disclose any amendments to our Code of Conduct and any waivers from the Code of Conduct for directors and executive officers, by posting such information on our website.

Director Independence

Our independent directors are: Frank J. Biondi, Jr.; Ruth E. Bruch; Nicholas M. Donofrio; Edmund F. Kelly; Richard J. Kogan; Michael J. Kowalski; John A. Luke, Jr.; Robert Mehrabian; Mark A. Nordenberg; Catherine A. Rein; William C. Richardson; Samuel C. Scott III; John P. Surma; and Wesley W. von Schack. With 14 independent directors out of 18 total directors, the Board has satisfied its objective that at least a majority of the Board should consist of independent directors.

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with us. The Board has established the following categorical standards to assist it in determining director independence (which are also included in our Corporate Governance Guidelines), which conform to, or are more exacting than, the independence requirements in the NYSE listing standards. Under the categorical standards, a director will not be considered independent if:

•	the director is, or has been within the last three years, an employee of us, or an immediate family member of the director is, or has been within the last three years, an executive officer of us;

•	the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from us except in his or her capacity as a director and except for compensation received by an immediate family member for service as an employee (other than an executive officer) of us or any of our subsidiaries;

•	(A) the director or an immediate family member is a current partner of a firm that is our internal or external auditor, (B) the director is a current employee of such a firm, (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time;

•	the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or has served on the compensation committee;

•	the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years of such other company’s operations, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•	we made a charitable contribution (excluding matching gifts) to any charitable organization of which the director serves as an executive officer and the contribution exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues in a single fiscal year within the past three years.

For purposes of these standards, an “immediate family member” includes a director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director’s home.

A director will be deemed not to be independent if the Board finds that the director has material business arrangements with us that would jeopardize his or her judgment. In making independence determinations, the Board will review business arrangements between (a) us and the director, and (b) us and an entity for which the director serves as an officer or general partner, or of which the director directly or indirectly owns 10% of the equity. Such arrangements will not be considered material if:

•	they are of a type that we usually and customarily offer to customers or vendors;

•	they are on terms substantially similar to those for comparable transactions with other customers or vendors under similar circumstances;

•	in the event that the arrangements had not been made or were terminated in the normal course of business, it is not reasonably likely that there would be a material adverse effect on the financial condition, results of operations or business of the recipient; or

•	in the case of personal loans, all such loans to directors are subject to and in compliance with Regulation O of the Federal Reserve Board.

In applying the factors above, the Board may consider such other factors as it may deem necessary to arrive at sound determinations as to the independence of each director, and such factors may override the conclusion of independence or non-independence that would be reached simply by reference to the enumerated factors.

In reaching its determinations, the Board reviewed the categorical standards listed above, the corporate governance rules of the NYSE and the individual circumstances of each director and determined that each of the directors identified above as independent satisfied each standard. The following categories and types of transactions, relationships and arrangements were considered by our Board under the applicable independence definitions in determining that each director is independent:

•	Purchases of goods or services in the ordinary course of business on non-preferential terms by us or our subsidiaries from companies of which our independent directors are executive officers (Mr. Donofrio, Mr. Edmund Kelly, Mr. Kowalski, Mr. Luke, Mr. Nordenberg, Ms. Rein);

•	Purchases of goods or services from us or our subsidiaries in the ordinary course of business on non-preferential terms and conditions by our independent directors or by companies of which our independent directors are executive officers (Ms. Bruch, Mr. Donofrio, Mr. Edmund Kelly, Mr. Kowalski, Mr. Luke, Dr. Mehrabian, Mr. Nordenberg, Ms. Rein, Mr. Scott, Mr. Surma, Mr. von Schack);

•	Charitable contributions by us or any of our subsidiaries or by the Mellon Charitable Foundation or The Bank of New York Mellon Corporation Foundation to not-for-profit, charitable, tax-exempt or non-profit organizations of which our directors serve as directors, executive officers or trustees (Mr. Nordenberg, Dr. Richardson);

•	Investment by us in a fund advised by a company of which a director is a part-owner and executive officer (Mr. Biondi); and

•	Beneficial ownership or voting power by us or our subsidiaries (including funds advised by our subsidiaries) of shares of companies of which our non-management directors are executive officers (Ms. Bruch, Mr. Donofrio, Mr. Kowalski, Mr. Luke, Dr. Mehrabian, Ms. Rein, Mr. Scott, Mr. Surma, Mr. von Schack).

Business Relationships and Related Party Transactions Policy

In the ordinary course of business, certain of our subsidiaries have had, and expect to continue to have, banking and other transactions of the type referenced above with directors and executive officers, their affiliates and members of their immediate families. Such transactions that involved loans or extensions of credit, in each case, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Other transactions were in the ordinary course of business and on non-preferential terms and conditions.

In July 2007, we adopted a written policy regarding requirements for related person transactions, which we refer to as our “related party transactions policy.” Under our related party transactions policy, any transaction or series of transactions in which we or one of our subsidiaries is a participant, the amount involved exceeds $120,000, and as to which a related person has a direct or indirect material interest that must be disclosed under SEC rules normally requires prior approval of our Corporate Governance and Nominating Committee or another Board committee consisting solely of independent directors. Any director who may have a direct or indirect interest in the transaction in question is precluded from participating in the approval of the transaction. In exigent circumstances where prior committee approval of such a transaction is impractical, the transaction may be approved by our chief executive officer and our general counsel, which decision must be submitted to our Corporate Governance and Nominating Committee or another Board committee consisting solely of independent directors at its next meeting following the approval for ratification.

Lead Director, Executive Sessions of Independent Directors and Communications with Lead Director and Independent Members of the Board

Article 5 of our by-laws provides that for the 18-month period following the merger (January 31, 2009), our lead director will be a continuing Bank of New York director and that for the subsequent 18-month period ending on the third anniversary of the merger (June 30, 2010), the lead director will be a continuing Mellon director. After this three-year period, the lead director will be selected by a majority of the entire Board of Directors, and may not serve for more than three successive terms. The lead director will have such duties and responsibilities as may be set forth in the Corporate Governance Guidelines from time to time. Ms. Rein is our lead director.

Under our Corporate Governance Guidelines, non-management directors hold an executive session without management at each regularly scheduled Board meeting. The lead director presides over executive sessions of non-management directors. At least one executive session must be held each year.

Our Corporate Secretary is authorized to open and review any mail or other correspondence received that is addressed to the Board or any individual director unless the item is marked “Confidential” or “Personal.” If so marked and addressed to the Board, it will be delivered unopened to the lead director. If so marked and addressed to an individual director, it will be delivered to the addressee unopened. If, upon opening an envelope or package not so marked, the Corporate Secretary determines that it contains a magazine, solicitation or advertisement, the contents may be discarded.

Any interested party, including any employee, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the lead director by letter addressed to:

The Bank of New York Mellon Corporation
Church Street Station
P.O. Box 2164
New York, New York 10008-2164
Attn: Lead Director

Interested parties may also send communications to the lead director by e-mail at non-managementdirector@bnymellon.com.

A majority of our independent directors has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board of Directors. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit and Examining Committee.

BENEFICIAL OWNERSHIP OF SHARES BY HOLDERS OF 5% OR
MORE OF OUTSTANDING STOCK

As of February 8, 2008, we had 1,141,830,831 shares of common stock outstanding. We know of no person who may be deemed to own beneficially more than 5% of our outstanding common stock.

BENEFICIAL OWNERSHIP OF SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the number of shares beneficially owned as of the close of business on February 8, 2008, by each director, each named executive officer included in the “Summary Compensation Table” below and our current directors and executive officers as a group, based on information furnished by each person. Except as otherwise indicated, sole voting and sole investment power with respect to the shares shown in the table below are either held by the individual alone or by the individual together with his or her spouse.

	Shares of Common
	Stock Beneficially
Name	Owned(1)(2)

Frank J. Biondi, Jr.	35,864	(3)
Ruth E. Bruch	15,885	(4)
Nicholas M. Donofrio	23,934	(5)
Steven G. Elliott	1,815,251	(6)(7)
Gerald L. Hassell	2,475,978	(8)(9)(10)(11)
Edmund F. Kelly	14,560
Robert P. Kelly	724,356
Richard J. Kogan	28,080
Michael J. Kowalski	19,064	(12)
John A. Luke, Jr.	27,702
Robert Mehrabian	66,604	(13)
Mark A. Nordenberg	29,935
Ronald P. O’Hanley	566,437	(6)(14)
Catherine A. Rein	87,934	(15)
Thomas A. Renyi	3,933,075	(8)(11)
William C. Richardson	25,077	(16)
Samuel C. Scott III	17,048	(17)
John P. Surma	14,310	(18)
Bruce W. Van Saun	1,364,929	(8)
Wesley W. von Schack	127,018	(19)
All current directors and executive officers, as a group (34 persons)	18,847,752	(8)

(1)	On February 8, 2008, none of the individuals named in the above table beneficially owned more than 1% of our outstanding shares of common stock. On that date, all of the directors and executive officers as a group beneficially owned approximately 1.63% of our outstanding common stock.

(2)	Includes the following amounts of common stock which the indicated individuals and group have the right to acquire under our equity plans and deferred compensation plans within 60 days of February 8, 2008, through the exercise of stock options or the potential payout of deferred share units, restricted share units, or phantom shares: Mr. Biondi, 35,864; Ms. Bruch, 14,858; Mr. Donofrio, 23,934; Mr. Elliott, 1,086,788; Mr. Hassell, 1,777,983; Mr. Edmund Kelly, 10,560; Mr. Robert Kelly, 283,433; Mr. Kowalski, 13,404; Dr. Mehrabian, 21,292; Mr. Nordenberg, 29,626; Mr. O’Hanley, 194,169; Ms. Rein, 51,548; Mr. Renyi, 3,249,879; Dr. Richardson, 23,945; Mr. Scott, 13,086; Mr. Surma, 13,309; Mr. Van Saun, 1,143,815; and Mr. von Schack, 25,176.

(3)	Represents the shares that will be paid out to Mr. Biondi in a lump sum in January of the year following retirement from our Board in accordance with his election under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc.

(4)	Includes 1,036 shares that will be paid to Ms. Bruch in a lump sum on January 1, 2013, in accordance with her election under the Mellon Financial Corporation Deferred Compensation Plan for Directors.

(5)	Represents the shares that will be paid out to Mr. Donofrio in installments beginning in January of the year following retirement from our Board in accordance with his election under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc.

(6)	On February 8, 2008, an aggregate of 469,400 shares of our common stock were held by Wachovia Bank, N.A., as Trustee of the Mellon Financial Corporation Deferred Share Award Trusts. These shares are voted by the Trustee as directed on a per capita basis by the five beneficiaries of the Trusts, including Mr. Elliott, Mr. O’Hanley, and one other executive officer who is included, and two retired executive officers who are not included, in the totals for the above table. On February 8, 2008, the following individuals and group held the following number of deferred share awards representing an economic interest in an equivalent number of shares of common stock held by the Trusts (which shares are included in the total for such individuals and group in the above table): Mr. Elliott, 286,946 shares; Mr. O’Hanley, 79,451 shares; and all directors, nominees, and executive officers as a group, 369,695 shares.

(7)	281,972 shares are pledged by Mr. Elliott.

(8)	The payout of certain amounts shown may be subject to delay pursuant to Section 409A of the Internal Revenue Code, as amended. Any such delay has not been considered for the purpose of this table.

(9)	Includes 56,604 shares held by Mr. Hassell’s spouse, as to which Mr. Hassell disclaims beneficial ownership.

(10)	Includes 28,538 shares held in trusts over which Mr. Hassell exercises investment discretion and voting power.

(11)	Includes the following shares held by the individual in Grantor Retained Annuity Trusts: Mr. Renyi, 458,653 shares and Mr. Hassell, 188,680 shares.

(12)	Includes 13,103 shares that will be paid to Mr. Kowalski in a lump sum 60 days following retirement from our Board in accordance with his election under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. and 301 shares that will be paid in a lump sum upon retirement from our Board in accordance with his election under The Bank of New York Mellon Corporation Deferred Compensation Plan for Directors.

(13)	Includes 452 shares that will be paid to Dr. Mehrabian in installments beginning in January of the year following retirement from our Board in accordance with his election under The Bank of New York Mellon Corporation Deferred Compensation Plan for Directors and 39,312 shares held in a trust for which Dr. Mehrabian has investment discretion and voting power.

(14)	Includes 223 shares held by Mr. O’Hanley’s son, as to which Mr. O’Hanley disclaims beneficial ownership.

(15)	Includes 51,548 shares that will be paid to Ms. Rein in installments beginning in January of the year following retirement from our Board in accordance with her election under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc.

(16)	Includes 23,945 shares that will be paid to Dr. Richardson 60 days following retirement from our Board in accordance with his election under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc.

(17)	Includes 13,086 shares that will be paid to Mr. Scott 60 days following retirement from our Board in accordance with his election under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc.

(18)	Includes 1,036 shares and 354 shares that will be paid to Mr. Surma in a lump sum upon retirement from our Board in accordance with his respective elections under the Mellon Financial Corporation Deferred Compensation Plan for Directors and The Bank of New York Mellon Corporation Deferred Compensation Plan for Directors.

(19)	Includes 1,036 shares that will be paid to Mr. von Schack in installments beginning the January following the later of the date of his retirement from our Board or age 70 in accordance with his election under the Mellon Financial Corporation Deferred Compensation Plan for Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of any of our securities. These reports are made on documents referred to as Forms 3 and 4. Our merger was effective on July 1, 2007, and, under the SEC rules, all Forms 3 and 4 required to be filed in connection with the merger were due on July 3, 2007. Because of the large volume of these filings, administrative difficulties led to the incorrect or late filing of the following Forms 4: Richard F. Brueckner, a senior executive vice president, filed one Form 4 on July 6, 2007 reporting eight transactions relating to the conversion of his shares of Bank of New York common stock into our common stock in connection with the merger; Mr. Hassell filed a timely Form 4 that contained a transposition error, inadvertently resulting in incorrect information with respect to one transaction, to correct which Mr. Hassell filed an amended Form 4 on July 25, 2007; Mr. Renyi filed one Form 4 on July 5, 2007 (the next business day following the required filing date) reporting 18 transactions relating to the conversion of his shares of Bank of New York common stock into our common stock in connection with the merger; Mr. Van Saun filed one Form 4 on July 5, 2007 (the next business day following the required filing date) reporting 11 transactions relating to the conversion of his shares of Bank of New York common stock into our common stock in connection with the merger; and senior executive vice presidents Torry Berntsen, Timothy F. Keaney and Kurt D. Woetzel filed timely Forms 4 on July 3, 2007, but each Form inadvertently omitted one transaction, which were reported on amended Forms 4 on July 25, 2007.

DIRECTOR COMPENSATION

Our Corporate Governance Guidelines provide that compensation for our non-management directors’ services may include annual cash retainers, shares of our common stock, and options for such shares; meeting fees; fees for serving as a committee chairman; and fees for serving as a director of a subsidiary. We also reimburse directors for their reasonable out-of-pocket expenses in connection with attendance at Board meetings. Directors are reimbursed for their travel expenses not exceeding, in the case of airfare, the first-class commercial rate. Our Corporate Governance and Nominating Committee periodically reviews director compensation and makes recommendations to the Board with respect thereto. Our Corporate Governance Guidelines provide that director compensation should be consistent with market practice and should align directors’ interests with those of long-term stockholders while not calling into question directors’ objectivity.

Effective with the merger on July 1, 2007, our Board adopted a policy to pay our non-management directors an annual cash retainer of $45,000, payable in quarterly installments in advance, and a meeting fee of $1,800 for each Board and committee meeting attended. In addition, the policy as adopted at the time of the merger provided that the chairman of each Board committee would receive an annual cash retainer of $12,500. Our lead director, Ms. Rein, was also paid an annual cash retainer of $10,000 in 2007 for her service as lead director.

Our Board has adopted a new policy to take effect in April 2008, which will pay our non-management directors an annual cash retainer of $75,000, payable in quarterly installments in advance. Fees for attending Board meetings will no longer be paid, but we will continue to pay a meeting fee of $1,800 for each committee meeting attended. The Board’s new policy also provides that the chairman of each Board committee will receive an annual cash retainer of $15,000, except for the chairman of the Corporate Social Responsibility Committee, for whom the annual cash retainer will remain at $12,500. In addition, the Board’s new policy will provide non-management directors an award of restricted stock units in an amount determined by the Board. For 2008, this award will have a value equal to $110,000 and will be awarded shortly after the Annual Meeting if the stockholders approve the Long-Term Incentive Plan described below. The units will vest one year after their award and must be held for as long as the director serves on the Board. The units will accrue dividends, which will be reinvested in additional restricted stock units. Mercer LLC, a compensation consultant, advised the Corporate Governance and Nominating Committee on our new director compensation policy, and the Corporate Governance and Nominating Committee recommended the 2008 director compensation policy to the full Board for approval.

We assumed in the merger the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. and the Mellon Elective Deferred Compensation Plan for Directors. Under the Bank of New York plan, participating continuing Bank of New York directors continued to defer receipt of all or part of their annual retainer and meeting fees through 2007. Deferred amounts receive earnings equal to the same return as the BNY Hamilton Large Cap Equity Fund, the BNY Hamilton Intermediate Government Fund, the BNY Hamilton Money Fund and the Company Stock Fund available in 2007 under the Bank of New York Employee Savings & Investment Plan. All payments are made in cash, except that payment is made in shares of our common stock with respect to amounts allocated to the Company Stock Fund. The Bank of New York plan contains provisions for the payment of each director’s account balance upon such director’s termination following a change in control (as defined in the plan), retirement, death or other termination of services as a director. Under the Mellon plan, participating continuing Mellon directors continued to defer receipt of all or part of their annual retainer and fees through 2007. Each continuing Mellon director who participated in the plan for earnings in 2007 made an irrevocable deferral election in 2006. The irrevocable election in 2006 also includes the date on which the deferred compensation will be paid out (a specified year while serving on the Board, upon retirement from the Board or following retirement not to exceed age 70) and the form in which payment will be made (a lump sum or annual payments over two to 15 years). Changes can generally be made to the payment election annually subject to certain limitations. Deferred amounts may not be withdrawn from the Mellon plan prior to their elected start date, except to meet an “unforeseeable financial emergency” as defined under federal tax laws. Deferred amounts receive earnings based on (i) the declared rate, reflecting the return on the 120-month rolling average of the ten-year T-Note rate enhanced based on years of service and compounded annually, (ii) variable funds, which are credited with gains or losses that “mirror” the market performance of market-style funds or (iii) the company’s phantom stock. The fully enhanced declared rate for 2007 was 6.89%. Both plans are nonqualified plans, and neither plan is funded.

Although the legacy plans continue to exist, all new deferrals have been made under a new Director Deferred Compensation Plan, effective as of January 1, 2008. Under this new plan, a director choosing to defer can direct all or a portion of his or her annual retainer or committee meeting fees into either (i) variable funds, credited with gains or losses that mirror market performance of market style funds or (ii) the company’s phantom stock.

The following table provides information concerning the compensation of our non-management directors for the period from July 1, 2007 (which was the first date of service on our Board) through December 31, 2007.

				Change in Pension
				Value and
				Nonqualified
				Deferred
	Fees Earned or		Stock	Compensation	All Other
Name	Paid in Cash ($)		Awards ($)(2)	Earnings(3)	Compensation ($)(4)	Total ($)

Frank J. Biondi, Jr.	$40,500		—	—	$849	$41,349
Ruth E. Bruch	52,700	(1)	$42,956	—	—	95,656
Nicholas M. Donofrio	48,650	(1)	—	—	567	49,217
Edmund F. Kelly	45,900		42,956	—	—	88,856
Richard J. Kogan	44,100		—	—	—	44,100
Michael J. Kowalski	31,050	(1)	—	—	310	31,360
John A. Luke, Jr.	47,850		—	—	—	47,850
Robert Mehrabian	64,750	(1)	42,956	$5,697	1,400	114,803
Mark A. Nordenberg	36,900	(1)	42,956	1,431	560	81,847
Catherine A. Rein	58,950	(1)	—	—	2,404	61,354
William C. Richardson	58,500		—	—	567	59,067
Samuel C. Scott III	45,900	(1)	—	—	310	46,210
John P. Surma	49,500	(1)	42,956	1,062	281	93,799
Wesley W. von Schack	57,550	(1)	42,956	8,664	954	110,124

(1)	Elected to defer all or part of cash compensation into the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. or the Mellon Elective Deferred Compensation Plan for Directors, as applicable.

(2)	In April 2007, Mellon granted Ms. Bruch, Mr. E. Kelly, Dr. Mehrabian, Mr. Nordenberg, Mr. Surma and Mr. von Schack 1,929 deferred share units, which are scheduled to vest in April 2008. The amount shown represents our FAS 123R expense for the period from July 1, 2007 through December 31, 2007 for these deferred share units. Mr. Biondi, Mr. Donofrio, Mr. Kogan, Mr. Kowalski, Mr. Luke, Ms. Rein, Dr. Richardson and Mr. Scott each received a grant of 2,624 shares of Bank of New York common stock in March 2007. No amount is shown in the table for these awards because they immediately vested at grant, and therefore were fully expensed by Bank of New York before July 1, 2007.

(3)	The amounts disclosed in this column represent the sum of the portion of interest accrued (but not currently paid or payable) on deferred compensation above 120% of the applicable federal long-term rate at the maximum rate payable under the Mellon Director Deferred Compensation Plan. Ms. Rein is the only current director who participates in The Bank of New York Company, Inc. Directors’ Retirement Plan. Participation in the plan was frozen as to participants and benefit accruals as of March 11, 1999. In 2007, there was a decrease in the present value of Ms. Rein’s plan benefits in the amount of $5,421.

(4)	The following is a description of the items comprising All Other Compensation for each director for whom a value is disclosed in the table above: Mr. Biondi, Mr. Donofrio, Mr. Kowalski, Ms. Rein, Dr. Richardson and Mr. Scott received a 5% discount on purchases of stock with deferred compensation and dividend reinvestments. The values for Dr. Mehrabian, Mr. Nordenberg, Mr. Surma and Mr. von Schack reflect the estimated cost of the legacy Mellon Directors’ Charitable Giving Program, which remains in effect for the continuing Mellon directors. Upon a continuing Mellon director’s death, we will make a total donation of $250,000 to the charitable or educational organization of the director’s choice. The donations are paid in ten equal annual installments of $25,000.

On September 9, 2003, Mr. Kogan and Schering-Plough Corporation, of which Mr. Kogan is the former Chairman/CEO, entered into a settlement with the SEC to resolve issues arising from the SEC’s inquiry into certain meetings by Schering-Plough Corporation with investors. Without admitting or denying any allegations of the SEC, Mr. Kogan agreed in connection with the settlement not to commit any future violations of Regulation FD and related securities laws.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The July 1, 2007 merger combined Bank of New York’s and Mellon’s executive management teams and brought together different executive compensation programs in the middle of the year.

Prior to the merger, the legacy compensation committees acted in accordance with their existing compensation programs to establish base salaries and to approve cash incentive and equity grants to their executives. In addition, prior to the merger, the legacy committees considered and approved special awards and other matters related to the merger.

After the merger, our Board of Directors formed the Human Resources and Compensation Committee to oversee executive compensation matters. The new committee’s primary objectives were to:

•	continue to compensate our named executives for 2007 in a manner consistent with the legacy compensation programs;

•	reward our executive officers for their extraordinary efforts in consummating the merger and integrating the two companies;

•	retain and motivate our executives during the integration period following the merger; and

•	design a new, comprehensive compensation program for our executives starting in 2008.

As a result of the actions taken by the legacy committees and the new committee, our named executives received the following types of compensation for 2007:

•	base salary;

•	annual cash bonus for 2007 performance;

•	long-term equity awards;

•	special equity awards related to the merger; and

•	other elements of compensation, including perquisites and participation in supplemental retirement programs, defined benefit pension plans and deferred compensation plans.

In accordance with SEC guidance, we used compensation paid to our executive officers from July 1, 2007 through December 31, 2007 to determine our named executive officers. Although under SEC rules, we are only required to disclose information for the period after the merger, we have elected to provide information for the full year in order to provide a complete understanding of the compensation paid to our named executives. Accordingly, we discuss compensation decisions made by the legacy committees in 2007 before the merger, as well as compensation decisions made by the new committee in 2007 after the merger and in the first quarter of 2008 for 2007 performance. In addition, we discuss the compensation program the new committee has approved for 2008.

Named Executives

The following are our named executives for 2007:

Name	Position Prior to Merger	Position Following Merger

Robert P. Kelly	Chairman, President and Chief Executive Officer of Mellon	Chief Executive Officer
Thomas A. Renyi	Chairman and Chief Executive Officer of Bank of New York	Executive Chairman
Gerald L. Hassell	President of Bank of New York	President
Bruce W. Van Saun	Vice Chairman of Bank of New York	Vice Chairman and Chief Financial Officer
Steven G. Elliott	Senior Vice Chairman of Mellon	Senior Vice Chairman
Ronald P. O’Hanley	Vice Chairman of Mellon	Vice Chairman

Role of Compensation Consultants

In 2007, prior to the merger, Mercer advised Bank of New York management on target compensation levels, forms of compensation and changes to the compensation program, and the Bank of New York compensation committee engaged Frederic W. Cook & Co. to provide independent compensation advice to the compensation committee during 2007. The Mellon committee retained Towers Perrin to provide ongoing advice and counsel related to Mellon’s executive compensation program prior to the merger.

After the merger, our management engaged Mercer to assist in compiling data about our appropriate peer group and the compensation practices and programs of our peers, evaluating Bank of New York and Mellon executive compensation programs and practices, and developing a new executive compensation program. Mercer also provides human resources and actuarial consulting services to us. The new committee engaged Towers Perrin and Frederic W. Cook & Co. to provide independent advice on executive compensation matters.

We address the role of management in the compensation process in the following discussion where appropriate.

Pre-Merger 2007 Compensation Decisions

Before the merger, the legacy committees made several decisions that established the compensation program for our named executives in 2007 and established the basis for several actions taken by the new committee. These compensation decisions were previously disclosed, to the extent required, in SEC filings made by Bank of New York or Mellon prior to, or by us following, the merger. Compensation amounts paid to the named executives as a result of these pre-merger decisions are reflected in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table” below. The following is a discussion of these pre-merger decisions.

Pre-Merger Bank of New York 2007 Compensation Program and Related Actions

Bank of New York’s pre-merger executive compensation program was designed to reward performance, to motivate the executives to exceed corporate and strategic goals and objectives, to align the interests of executives with those of shareholders in building long-term shareholder value, to attract and retain a talented executive team in a highly competitive marketplace and to encourage collaboration. The program consisted of base salary, annual cash incentives and long-term incentives in the form of stock options and performance shares. Approximately 90% of the total target compensation package (base salary, annual incentives and long-term incentives) for Bank of New York executives was performance-based and potentially at-risk. Of the at-risk compensation, approximately 40% represented target annual cash incentives. The remaining 60% represented target long-term incentive opportunities, the value of which was tied to the price of Bank of New York’s stock. Executives were able to earn more or less than targeted opportunities based on actual corporate and individual performance.

The committee benchmarked levels and type of compensation paid to Messrs. Renyi, Hassell and Van Saun against the following peer companies:

BB&T Corporation	Northern Trust Corporation
The Bear Stearns Companies Inc.	The PNC Financial Services Group, Inc.
Fifth Third Bancorp	State Street Corporation
Lehman Brothers Holdings Inc.	SunTrust Banks, Inc.
Mellon Financial Corporation	U.S. Bancorp
National City Corporation	Wachovia Corporation

The committee selected this peer group because it represented companies of similar business mix with a median size approximating that of Bank of New York.

In establishing executive compensation targets each year, the committee regularly compared each executive’s base salary, bonus and long-term equity incentives, as well as total cash (salary and bonus) and total compensation (salary, bonus and long-term equity incentives) to the medians of the peer group. The committee also considered internal comparisons of levels of compensation among the Bank of New York executive team to ensure that the pay levels were internally consistent and equitable among our executives. The committee then set target awards based on these competitive values and internal comparisons.

Target annual cash incentives for Messrs. Renyi, Hassell and Van Saun had both corporate performance and individual performance components. The targets were approved by the Bank of New York compensation committee in March 2007 and were weighted 75% and 25%, respectively. Actual annual incentive payouts for 2007 performance were approved by the new committee, as described later in this discussion and analysis.

Bank of New York used equity awards to drive long-term financial performance, total shareholder return and stock price increase. Target award opportunities, expressed in dollars, were established in the first quarter of each year based on competitive benchmarking and internal comparisons. These opportunities were intended to achieve the committee’s desired mix of short- versus long-term incentives and a competitive level of total compensation. Actual amounts earned by executives were based on corporate and individual performance.

For 2006, Bank of New York executives received 50% of their target award opportunity in performance share units at the beginning of the applicable performance year (i.e., March 2006 for performance in 2006 and later years) and 50% of their target award opportunity in stock options following the applicable performance year (i.e., March 2007 for 2006 performance). In the first quarter of 2006, the committee approved the following target stock option awards for Messrs. Renyi, Hassell and Van Saun of $4,000,000, $2,500,000 and $1,950,000, respectively. In February 2007, the committee reviewed the individual performance of each of Messrs. Renyi, Hassell and Van Saun in 2006, and the committee approved the following value of the stock options granted to Messrs. Renyi, Hassell and Van Saun, effective in March 2007: $4,400,000, $2,750,000 and $2,750,000, respectively. The committee elected to grant awards in amounts greater than the target due to its assessment of individual performance. The resulting dollar value was then divided by one-third of the average closing price of Bank of New York common stock between January 1, 2007 and February 15, 2007 to determine the number of options to be granted.

In view of the planned merger, the committee determined that the performance share unit component would not be an appropriate compensation award for 2007 because of the difficulty of establishing long-term goals for the new company at that time. As a result, the committee replaced the performance share portion of the long-term equity award with a combination of one-half stock options and one-half restricted stock units for Messrs. Renyi, Hassell, Van Saun and other executives effective April 2007. In determining the type of award to make to replace the performance shares, the committee chose a replacement award that it believed would motivate executives to work in the future to increase shareholder value.

Pre-Merger Bank of New York Special Actions

On January 9, 2007, the independent directors of Bank of New York approved the terms of a service agreement with Mr. Renyi to provide for his service as our executive chairman for 18 months after the merger.

A description of Mr. Renyi’s service agreement is included in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” section below. After consulting with Frederic W. Cook & Co. and independent counsel retained by the Bank of New York committee, the committee and the other independent directors of Bank of New York determined that Mr. Renyi’s service agreement was appropriate and in the best interests of Bank of New York’s shareholders as part of the transition arrangements for the merger.

In addition, on January 9, 2007, the Bank of New York independent directors approved grants of options for 700,000 shares of Bank of New York common stock (which were converted into options for 660,380 shares of our common stock as a result of the merger) for Mr. Renyi, and for 500,000 shares of Bank of New York common stock (which were converted into options for 471,700 shares of our common stock as a result of the merger) for Mr. Hassell. These options were conditioned on the completion of the merger. These grants were made to recognize the key roles that the executives played in facilitating the merger. Rather than setting an intended dollar value for these awards and applying a valuation method to calculate the number of shares, the Bank of New York committee desired to grant options representing a set number of shares.

The merger agreement authorized Bank of New York to create severance and other compensation and benefit arrangements for its executive officers who would be members of our executive management team. The committee determined that these agreements were important to retain the Bank of New York executives following the merger. Accordingly, on June 20, 2007, the Bank of New York committee approved transition agreements with Messrs. Hassell and Van Saun, which became effective on July 1, 2007. These arrangements provide them with severance protections and other benefits during the three years immediately following the completion of the merger that are substantially similar to the protections provided to certain executives under Mellon’s change in control severance arrangements, as amended. These agreements are described in greater detail in the “Potential Payments Upon Termination or Change in Control — Transition Agreements for Messrs. Hassell and Van Saun” section below.

Pre-Merger Mellon 2007 Compensation Program and Related Actions

The Mellon executive compensation program was designed to align the financial interests of Mellon executive officers with the interests of Mellon shareholders, to reward Mellon executives for corporate, business sector and individual performance and to create compensation arrangements that were competitive and attractive to executives.

The Mellon program consisted of base salary, annual cash bonus awards and long-term equity incentive awards. An executive who demonstrated outstanding or extraordinary individual performance was able to earn above the 75th percentile of his peer group in base salary, annual cash bonus and long-term equity awards, and an executive who demonstrated unsatisfactory individual performance would earn less than the median of his peer group.

Mellon used equity awards to drive long-term financial performance, total shareholder return and stock price increase. Under the Mellon program, a significant percentage of total executive compensation was in the form of equity-based awards. In 2006, approximately 36% to 47% of total compensation paid to Mellon executives consisted of long-term equity awards with a mix of approximately 40% stock options, 20% restricted stock and 40% performance shares. These awards were made in the first quarter of the year.

In 2007, in view of the planned merger, the committee determined that the performance share component would not be an appropriate compensation award for 2007. As a result, the committee replaced the performance share component with stock options and restricted stock for Messrs. Kelly, Elliott, O’Hanley and other executives effective February 20, 2007, such that 70% of the award was in the form of stock options and 30% of the award was in the form of restricted stock. In determining the type of award to make to replace the performance shares, the committee considered that it had made prior awards of stock options and restricted stock to Mellon executives and that the value of stock options would be directly linked to the combined company’s future performance and stock price.

The committee benchmarked levels and types of compensation paid to Messrs. Kelly and Elliott against the following peer group:

AllianceBernstein Holdings LP	KeyCorp
The Bank of New York Company, Inc.	Legg Mason Inc.
The Charles Schwab Corporation	Marsh & McLennan Companies, Inc.
DST Systems, Inc.	National City Corporation
Eaton Vance Corp.	Northern Trust Corporation
Federated Investors, Inc.	The PNC Financial Services Group, Inc.
Fifth Third Bancorp	State Street Corporation
First Data Corporation	SunTrust Banks, Inc.
Franklin Resources Inc.	T. Rowe Price Group, Inc.
Janus Capital Group, Inc.

The committee selected this peer group because the group consisted of companies that were competitors of Mellon for business and talent; these companies were considered to be the comparators by analysts covering Mellon, the aggregate mix of the peer group companies resembled Mellon’s overall business mix and Mellon’s scope was closely aligned with the median of the peer group’s scope measures (namely, revenue, net income, market capitalization, total assets and current assets under management).

The Mellon committee also used the following custom peer group to evaluate the compensation components and total compensation of Mr. O’Hanley: American Century Investments, AMVESCAP, Barclays Global Investors, Franklin Templeton Investments, Goldman Sachs & Co., JP Morgan Chase, Legg Mason, Inc., Merrill Lynch Investment Managers, Morgan Stanley, Old Mutual Capital, Inc., PIMCO Advisors, L.P., Putnam Investments, T. Rowe Price Associates, Inc. and Trust Company of the West. The committee selected these companies for Mr. O’Hanley’s peer group because the peer companies conduct businesses similar to the asset management business of which Mr. O’Hanley is in charge.

The committee compared each executive’s base salary, bonus, and long-term equity incentives, as well as total cash (salary and bonus) and total compensation (salary, bonus and long-term equity incentives) to the medians of the relevant peer group. The committee then set base salary at the median for the relevant peer group and set targets for bonus and long-term equity incentive award opportunities at the medians for the relevant peer group.

Pre-Merger Mellon Committee Actions Relating to Mr. Kelly

In February, 2007, the Mellon committee established Mr. Kelly’s base salary and the long-term equity components of Mr. Kelly’s compensation for 2007. When the Mellon committee established these components, it reviewed the amounts and types of compensation paid to the chief executive officers included in the peer group. The committee also reviewed Mellon’s and Mr. Kelly’s performance in 2006, including total revenue increase of 13% (18% operating basis), net income increase of 15% (20% operating basis), total shareholder return of 26%, which was in the top quartile of Mellon’s peer group (the average for the Mellon peer companies was 18% and the average for the S&P 500 was 16%), record level of assets under management ($995 billion) and custody/administration ($4.5 trillion), and Mr. Kelly’s function as key architect and decision maker for the proposed merger. This performance was described in further detail in SEC filings by Mellon prior to the merger. The committee viewed these results, and Mr. Kelly’s role and responsibility in achieving these results, as extraordinary.

The committee determined that Mr. Kelly’s annual base salary would remain at $975,000. In addition, the Mellon committee approved an equity award for Mr. Kelly with a value of $6,200,000 in the form of a combination of stock options and restricted stock. The Mellon committee valued the stock option portion of Mr. Kelly’s equity award (which was $4,340,000) using the lattice binomial method and the restricted stock portion (which was $1,860,000) using fair market value in awarding the total equity award value of $6,200,000. The total value of the award, as well as the respective values of the stock option award and the restricted stock award, was above the median values of comparable awards made by the peer group relevant to Mr. Kelly.

The valuation methods used in determining Mr. Kelly’s award were the same as those used by Towers Perrin in developing the comparative compensation data from the peer group relevant to Mr. Kelly which was presented to and considered by the committee. These valuation methods differ from the accounting expense reported for this equity award in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table” below.

The Mellon committee also approved a special award to Mr. Kelly of restricted stock units with a value of $1,500,000. The Mellon committee made this award in light of Mr. Kelly’s leadership role in the merger, and the committee’s desire to motivate Mr. Kelly to succeed in integrating the two constituent companies. Under the terms of the award, up to one-third of units could vest for 2007 and up to the remainder could vest for 2008, in each case contingent on the closing of the merger, Mr. Kelly’s continued employment and the satisfactory progress of the merger integration (as determined by the Integration Committee of the Board). For 2007, the Integration Committee determined that the progress of the integration was satisfactory and as a result, one-third of these restricted stock units vested on January 2, 2008 and were settled in cash.

Pre-Merger Mellon Committee Actions Relating to Messrs. Elliott and O’Hanley

In February 2007, the Mellon committee established the base salary and the long-term equity components of Messrs. Elliott’s and O’Hanley’s compensation for 2007. The committee determined that the annual base salaries for Messrs. Elliott and O’Hanley would remain at $675,000. In addition, the committee approved equity awards for Messrs. Elliott and O’Hanley each with values of $2,500,000 and $5,750,000, respectively, in the form of a combination of stock options (which were $1,750,000 and $4,025,000, respectively) and restricted stock (which were $750,000 and $1,725,000, respectively).

In determining Mr. Elliott’s equity award, the committee valued the stock option portion using the lattice binomial method and the restricted stock portion using a fair market value method in awarding a total equity award value to Mr. Elliott of $2,500,000. In determining Mr. O’Hanley’s equity award, the Mellon committee valued the stock option portion using the Black-Scholes method and the restricted stock portion using a fair market value method in awarding a total equity award value to Mr. O’Hanley of $5,750,000. The committee elected to use the Black-Scholes method to value the stock option portion of Mr. O’Hanley’s award, rather than the lattice binominal method used to value the options granted to Messrs. Kelly and Elliott, because the Black-Scholes method was used to develop the comparative compensation data from the peer group relevant to Mr. O’Hanley which was presented to and considered by the committee. The total value of the award, as well as the respective values of the stock option award and the restricted stock award, were above the median value of comparable awards made by the relevant peer group. As described above, these valuation methods differ from the accounting expense reported for these awards in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table” below.

When the Mellon committee established Mr. Elliott’s base salary and long-term equity awards, it reviewed the amounts and types of compensation paid to comparable executives included in the peer group. The committee also reviewed Mellon’s performance in 2006 (which is discussed in the “Pre-Merger Mellon Committee Actions Relating to Mr. Kelly” above) and Mr. Elliott’s role and responsibility in contributing to those results.

When the Mellon committee established Mr. O’Hanley’s base salary and long-term equity awards, it reviewed the amounts and types of compensation paid to comparable executives included in his relevant peer group. The committee also reviewed the performance of Mellon Asset Management in 2006, and Mr. O’Hanley’s role and responsibility in achieving these results. In particular, the committee considered the following factors in making its determination, including total revenue increase of 33% and performance fees increase of 109% (both versus full year 2005), pre-tax income increase of 59% (operating basis), pre-tax margin improvement to 31% from 27%, and achievement of a record level of assets under management of $820 billion, a 31% increase and 10% organic growth in assets under management (12 months ending December 31, 2006), which was the highest among leading U.S. asset managers. This performance was described in further detail in SEC filings by Mellon prior to the merger.

Finally, the committee granted additional special equity awards to Messrs. Elliott and O’Hanley valued at $1,753,000 and $831,600, respectively. These awards were composed of stock options and restricted stock and were made in consideration of the agreement by each of Messrs. Elliott and O’Hanley to waive certain rights they had under pre-existing agreements that would have been triggered by the merger. In making the awards to Messrs. Elliott and O’Hanley, the committee considered the estimated economic value of waiving the automatic vesting of unvested equity upon Mellon’s change in control. The committee applied the same methods for valuing these equity awards as were used by the committee in valuing the previously described equity awards to Messrs. Elliott and O’Hanley.

Effect of Merger

When the merger was completed on July 1, 2007, we became bound (by operation of law) by the following pre-existing agreements between the named executives, on the one hand, and Bank of New York or Mellon, on the other hand, which were modified in connection with the merger as described below:

Executive	Name of Agreement	Waiver of Rights in Connection with Merger

Robert P. Kelly	Mellon Change in Control Agreement, as amended Employment Letter Agreement, as amended	Amended his change in control agreement and employment letter agreement to eliminate his walk-away right solely in connection with the merger and to modify the “Good Reason” definitions within the agreements to accommodate and permit changes in his initial and future positions.

Amended his employment letter agreement to eliminate the automatic vesting of his supplemental retirement benefits that would have otherwise occurred as a result of the merger and to provide for vesting of such amounts upon his termination of employment other than for cause or by constructive discharge.
Thomas A. Renyi	Service Agreement Bank of New York Change in Control Agreement	Not applicable

Gerald L. Hassell	Transition Agreement Bank of New York Change in Control Agreement	Not applicable

Bruce W. Van Saun	Transition Agreement Bank of New York Change in Control Agreement	Not applicable

Steven G. Elliott	Mellon Change in Control Agreement, as amended Section 8 of Employment Agreement, as amended	Terminated his change in control agreement with respect to the merger.

Amended Section 8 of his employment agreement to provide that, for purposes of calculating supplemental retirement benefits, base salary paid and bonus award earned will be based upon the higher of (1) the highest amount paid for the final three full calendar years of his employment or (2) the average of the highest such amounts within any three full calendar years of the final five full calendar years of his employment.

Ronald P. O’Hanley	Employment Letter Agreement, as amended Mellon Change in Control Agreement, as amended	Amended his change in control agreement and employment letter agreement to eliminate his walk-away right in connection with the merger and to modify the “Good Reason” definitions within the agreements to accommodate and permit changes in his initial and future positions.

Relevant provisions of these agreements are summarized in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” and the “Potential Payments Upon Termination or Change in Control” sections below.

Similarly, as a result of the merger, we assumed (by operation of law) various pre-existing executive compensation plans and programs of Bank of New York and Mellon in which the named executives participated after the merger, including retirement plans, deferred compensation plans and long-term incentive plans.

Post-Merger 2007 Compensation Decisions of the New Committee

Actions taken after the merger by the new committee relating to 2007 compensation involved the following categories of compensation, each of which is discussed below:

•	base salary;

•	annual cash bonus for 2007 performance;

•	performance acceleration of awards held by Messrs. Elliott and O’Hanley for 2007 performance;

•	special equity awards granted following the merger; and

•	other elements of compensation, including perquisites and participation in our supplemental retirement program, defined benefit pension plan and deferred compensation plans.

Base Salary

In 2007, we paid each named executive his base salary at the level that had been established by the legacy committees and in accordance with the agreements that we assumed in the merger. The new committee did not consider base salary increases in 2007.

Annual Cash Bonus for 2007 Performance

Because the merger occurred in the middle of the year and to provide continuity in compensation to our executives, the new committee determined that the best approach to 2007 annual cash bonus awards was to continue the legacy compensation plans. Accordingly, the new committee determined the amount of annual cash bonus paid to Messrs. Renyi, Hassell and Van Saun under the Bank of New York management incentive compensation plan, which we refer to as the BNY MICP, and the amount of the annual cash bonus paid to Messrs. Kelly, Elliott and O’Hanley for 2007 under the Mellon annual profit bonus program.

Bank of New York Annual Cash Bonus

Under the BNY MICP, actual cash bonuses paid generally range from 0% to 150% of the target opportunity, depending on performance. Higher amounts may be paid in exceptional circumstances. Cash bonus opportunities for Messrs. Renyi, Hassell and Van Saun were based on a combination of corporate performance goals and an assessment of individual performance during the year, weighted 75% and 25%, respectively. The amount that is payable for the corporate or individual components can be paid without regard to the other — this means that each component is measured separately.

As the chief executive officer of Bank of New York, in March 2007, Mr. Renyi recommended the measures and weightings for each of Messrs. Renyi, Hassell and Van Saun. After taking these recommendations into account, the Bank of New York committee approved them. The Bank of New York committee believed these measures and weightings focused the executives’ attention on increasing profitability.

The Bank of New York committee used the following corporate and individual measures for 2007:

•	Corporate: The corporate goal for 2007 was based on “adjusted net income,” which is the net income (prepared in accordance with generally accepted accounting principles) of Bank of New York for the first six months of 2007 and our net income (prepared in accordance with generally accepted accounting principles) for the six-month period from July 1, 2007 through December 31, 2007, adjusted for the after-tax effects of extraordinary items, discontinued operations, the cumulative effect of accounting changes, and special items that are material, infrequent, unbudgeted and disclosed by us or in our financial statements or the “Management Discussion and Analysis” section of our annual report.

Adjusted
Net Income

Maximum Payout of Corporate Goal	$2,504 million
Target Payout of Corporate Goal	$2,385 million
Threshold Payout of Corporate Goal	$2,242 million

•	Individual: The individual component of the annual cash bonus will be paid in the discretion of the committee based on its evaluation of each executive’s individual performance during the applicable year.

The threshold, target and maximum annual incentives, including both the corporate and individual components, approved by the Bank of New York committee were as follows:

	Targeted Incentives for 2007
	Threshold	Target	Maximum

Thomas A. Renyi	$937,500	$5,000,000	$7,500,000
Gerald L. Hassell	$656,250	$3,500,000	$5,250,000
Bruce W. Van Saun	$468,750	$2,500,000	$3,750,000

In the foregoing table, the “Threshold” amount represents the amount payable if we meet but do not exceed our threshold corporate adjusted net income goal.

In March 2008, the new committee approved the amounts of the annual cash bonuses paid to Messrs. Renyi, Hassell and Van Saun. Payouts for the corporate component were based on actual adjusted net income of $2,447 million.

The new committee approved, in its discretion, the amounts of the individual component of Messrs. Renyi’s, Hassell’s and Van Saun’s annual cash bonuses after the committee reviewed their individual performance in 2007. The new committee’s review included the following steps:

•	Each of Messrs. Renyi, Hassell and Van Saun prepared a self-assessment, evaluating his 2007 results.

•	The committee reviewed Messrs. Renyi’s, Hassell’s and Van Saun’s self-assessments. The following table highlights key individual accomplishments from each of Messrs. Renyi’s, Hassell’s and Van Saun’s self assessments for 2007 that were considered by the committee:

Mr. Renyi	Mr. Hassell	Mr. Van Saun

Oversaw a highly successful merger integration effort and achieved the following:

•   Bank of New York performed above budget during the six months prior to the merger, which enabled the delivery of a company with significant business momentum that materially supported a stronger start for the new company.

•   The merger closed on schedule without any discernable issues or problems.

•   All aspects of the integration process were accomplished in a timely and disciplined manner, which included establishing an integration committee, leading the project management office, and facilitating timely decisions and approvals by executive management.

•   Instrumental in enculturation of key executives.
Managed asset servicing, issuer services, Pershing and global payment services performance, each of which exceeded budget for 2007.

Gained market share in asset servicing business for pensions and financial institutions.

Oversaw critical client/business line risk exposures during significant market disruptions.

Led weekly securities services business meetings that focused on cross-business opportunities, new initiatives and strategic responses to market developments.

Actively participated in affinity and diversity programs.

Consistently communicated senior management’s commitment to mentoring and advancement of diverse individuals into company senior ranks.	Drove profit growth during 2007 through a combination of factors including: global markets exceeding revenue plan by 25%, active balance sheet management through effective rate positioning, and net interest income profit improvement of over $50 million through enhanced cash management and pricing strategies.

Exceeded projections by 17% for business line areas of responsibility for Bank of New York prior to the merger.

Managed corporate tax planning that achieved an effective tax rate at the expected level.

Managed merger integration with positive results: hit all targets in each area of responsibility; integrated the balance sheets of the combined companies, as well as for the retail/corporate trust; swap transaction; harmonized capital plans and target ratios; and harmonized all accounting policies and procedures, financial reporting and external reporting.

Led numerous corporate development negotiations.

Organized efforts to deliver superior, transparent financial information and dialogue with investor base.

•	Messrs. Renyi and Kelly made a presentation to the new committee regarding Messrs. Hassell’s and Van Saun’s performance in 2007.

•	The new committee considered the contents of the self-assessments together with Messrs. Renyi’s and Kelly’s recommendations.

•	The committee determined that each executive had outstanding individual performance in 2007, which was particularly remarkable in light of the challenges throughout 2007 relating to the merger and the integration.

•	The committee considered the following corporate results for 2007 related to the merger:

•	We have had strong financial performance while meeting or exceeding all merger and integration milestones.

•	Revenues increased 17% and net income increased 22%.

•	Total shareholder return for 2007 was 19.5% and was number one among large cap (market cap greater than $50 billion) financial companies in the U.S.

•	The new management team came together and adopted a new long-term strategy. We believe our culture is upbeat and healthy.

•	Our audit, compliance and risk management was sound throughout a treacherous market environment in 2007.

•	The committee then advised and discussed with the other independent directors the recommended amount of Messrs. Renyi’s, Hassell’s and Van Saun’s annual cash bonuses.

Based on individual results that were above the targeted maximum levels and corporate results that were above target but below maximum levels, the committee then approved final total annual cash bonuses that were at the targeted maximum levels established at the beginning of 2007:

•	Mr. Renyi’s 2007 cash incentive was $7,500,000 consisting of a corporate performance component of $4,872,000 and an individual component of $2,628,000.

•	Mr. Hassell’s 2007 cash incentive was $5,250,000 consisting of a corporate performance component of $3,411,000 and an individual component of $1,839,000.

•	Mr. Van Saun’s 2007 cash incentive was $3,750,000 consisting of a corporate performance component of $2,436,000 and an individual component of $1,314,000.

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its chief executive officer and three other most highly compensated officers each year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation, which is compensation paid when an individual’s performance meets pre-established objective goals based on performance criteria approved by the company’s stockholders. We are permitted to deduct the expense of the awards made to Messrs. Renyi, Hassell and Van Saun under the BNY MICP under Section 162(m). To preserve this tax deductibility, the maximum annual incentive awards for Messrs. Renyi, Hassell and Van Saun were calculated according to adjusted net income levels lower than the goals set forth above under “Corporate Adjusted Net Income Goal,” and the committee then used “negative” discretion, which is permissible under Section 162(m), to determine the actual awards based on the goals described above.

Mellon Annual Cash Bonus

Mellon paid annual cash bonuses to its executives under an annual profit bonus program that was designed to pay discretionary cash bonuses based on an evaluation of various factors including corporate, business unit and individual performance for the year.

Performance objectives for Mr. Kelly were established at the beginning of 2007 after discussions between Mr. Kelly and the Mellon committee. Mr. Kelly’s objectives were reviewed, revised and approved in July at the first meeting of the new committee. At the beginning of 2008, the new committee reviewed Mr. Kelly’s performance in 2007. The new committee’s review included the following steps:

•	Mr. Kelly prepared a self-assessment, commenting on his results against performance objectives. The five specific categories examined in this self-assessment were (1) financial, (2) compliance and risk management, (3) merger, (4) strategy and (5) leadership.

•	Mr. Kelly’s self-assessment, along with a performance assessment form, was given to each of our independent directors, who assessed Mr. Kelly’s performance in 2007 and gave their input to Towers Perrin.

•	Towers Perrin compiled the information and prepared a summary report for review by the members of the new committee.

•	The new committee considered the contents of this Towers Perrin summary report.

•	The committee also considered highlights from Mr. Kelly’s performance in 2007 including:

•	Delivered strong revenue growth, positive operating leverage and excellent profitability following the completion of the merger.

•	Revenue growth of 20% and 12% in the third and fourth quarters of 2007, respectively, compared to the prior year quarter.

•	Positive operating leverage year-over-year of 1,100 basis points and 450 basis points in the third and fourth quarters of 2007, respectively.

•	Earnings per share growth 32% and 10% for the third and fourth quarters of 2007, respectively, compared to the prior year quarter.

•	Continued to deliver superior shareholder value, as total return for 2007 was 19%, which ranked us number one in the U.S. and number five globally among large cap financial institutions (market cap greater than $50 billion and excluding financial institutions in Russia and China).

•	Developed relationships with regulators through frequent meetings.

•	Established a comprehensive risk management framework to address broad risks that the company may face.

•	Consummated the merger according to schedule and without incident.

•	Created and implemented the total integration plan covering all lines of business and shared services areas.

•	Exceeded synergy target for 2007.

•	Began detailed review of 22 key businesses and communicated purpose of review to investment community.

•	Implemented numerous leadership initiatives and was instrumental in establishing a cohesive management team following the merger.

•	In addition, the committee considered Mr. Kelly’s extraordinary efforts, contributions and leadership in negotiating the merger agreement; closing the merger; integrating the companies, their business and employees quickly following the merger; quickly bringing together the executive management team of the new company; generating and maintaining energy and enthusiasm for the new company; and leading the new company to exceed our own projected performance following the merger.

•	The new committee reported its preliminary conclusions regarding Mr. Kelly’s performance evaluation and proposed bonus to the other independent directors and solicited their input before finalizing his bonus.

In March 2008, based on this review, the committee determined in its discretion to award a bonus of $7,500,000 to Mr. Kelly.

The amounts of Messrs. Elliott’s and O’Hanley’s annual cash bonuses were approved by the new committee after the committee reviewed their individual performance in 2007. The new committee’s review included the following steps:

•	Each of Messrs. Elliott and O’Hanley prepared a self-assessment commenting on his performance in 2007 compared to performance objectives established at the beginning of the year. The following table shows the key individual accomplishments of each of Messrs. Elliott and O’Hanley in 2007 that the committee considered:

Mr. Elliott	Mr. O’Hanley

Acted as co-leader in the integration of the companies.

Led the successful integration of the company by ensuring the creation of integration plans, milestones and synergies.

Managed expenses to achieve a synergy capture that exceeded the target for 2007.	Led the asset management sector, which increased revenue by 14%, increased pre-tax income by 16% and increased assets under management by 10% over 2006.

Accomplished key strategic initiatives such as combining equity indexing businesses into Mellon Capital Management to create greater economies of scale and strengthen investment processes.

Combined fixed income and currency businesses to create a fixed income related focal point for product design, knowledge sharing and collaboration.

Expanded international presence in Korea, Taiwan, Europe, Brazil and China.

•	Mr. Kelly reviewed Messrs. Elliott’s and O’Hanley’s performance in 2007 against their 2007 objectives and recommended their bonuses to the committee after presenting a summary of their 2007 performance to the committee.

•	The new committee considered Mr. Kelly’s recommendations together with the self-assessments.

•	The committee primarily considered the extraordinary efforts and contributions of the executives in 2007, which was a challenging year because of the merger and the integration of the companies, business and employees following the merger. In light of the challenges throughout 2007 relating to the merger and the integration, the committee noted that the achievements of the executives in 2007 were particularly remarkable.

•	The committee also considered the corporate results for 2007 listed on page 36 above.

Based on this review, the committee determined in its discretion to award a bonus of $3,100,000 to Mr. Elliott and a bonus of $6,500,000 to Mr. O’Hanley in March 2008.

Performance Acceleration of Awards Held By Messrs. Elliott and O’Hanley for 2007 Performance

Prior to 2007, Messrs. Elliott and O’Hanley received performance accelerated restricted stock (which we refer to as PARS). PARS are shares of restricted stock that will vest seven years from the date of grant. Earlier vesting, however, may occur if performance goals established by the committee are met; upon certain termination of employment, upon death or disability, or upon a change in control event.

PARS held by Mr. Elliott are “corporate PARS” and require both an earnings per share growth target of 12% and a return on common equity target of 20% to be met for accelerated vesting to occur. If both performance goals are met for a particular year, then the restrictions against transfer will then lapse on one-third of the amount granted. If only one of the performance goals is met or if neither of the performance goals is met, then there is no acceleration. The new committee determined that the performance goals for 2007 on the corporate PARS were met and 169,548 shares held by Mr. Elliott vested on February 21, 2008.

Mr. O’Hanley holds a combination of “business unit PARS” and “asset management PARS.” The business unit PARS provide for accelerated vesting of 18.75% of the shares for a year in which 90% or more of the annual pre-tax income goal for Institutional Asset Management is achieved, and 25% of the shares in a year for which more than 100% of such goal is achieved. In February 2008, the new committee certified that the business unit goal was achieved at above the 100% level and as a result vesting was accelerated in February, 2008 on 33% of such PARS (11,892 shares). The asset management PARS provide for accelerated vesting of 25% of the shares for a year in which 90% of the annual pre-tax income goal for the combined asset management business units is achieved, and 33% of the shares for a year in which 100% of such goal is achieved. In February 2008, the new committee certified that the asset management PARS goal was achieved at the 90% level and as a result vesting was accelerated on 25% of such PARS (11,180 shares).

We believe the PARS goals for Mr. O’Hanley are substantial and meaningful, with no assurance of being achieved. In the past five years, the business unit goals have been achieved at the highest level four times and at a reduced level once. In the past five years, the asset management goals were achieved twice at the highest level, twice at a reduced level and were not achieved once.

Special Equity Awards Granted Following the Merger

Effective July 23, 2007, the committee granted to the named executives various special equity awards relating to the merger. The new committee approved these awards on the basis of recommendations of the committees of Mellon and Bank of New York before the merger. The following table sets forth the details relating to these awards. Additional details relating to these awards are included in the “Grants of Plan-Based Awards Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below.

Award	Recipients	Type of Award	Primary Objective

Team Equity Incentive Awards	Messrs. Van Saun and O’Hanley	Restricted Stock Units (award value of $4,250,000) and Restricted Stock (award value of $7,575,000)	To retain key executives and create incentives for them to collaborate to increase the value of our stock. In the case of Mr. O’Hanley, his team equity incentive award was also made as part of the consideration for his agreeing to waive certain of his change in control rights in connection with the merger.
Special Stock Option Award	Mr. Elliott	Stock Options (award of 470,000 options)	To retain Mr. Elliott during the integration process and create a special incentive for him to increase the value of our stock.

Award	Recipients	Type of Award	Primary Objective

Replacement Equity Awards	Messrs. Renyi, Hassell and Van Saun	Restricted Stock and Stock Options (see “Grants of Plan-Based Awards Table” below for award values)	To replace performance share units that were originally granted to Messrs. Renyi, Hassell and Van Saun by the Bank of New York compensation committee in March 2006 and that were still outstanding at the time of the merger, the new committee took the following actions recommended by the Bank of New York compensation committee: (1) The performance period that covered 2006-2007 was earned based on performance through June 30, 2007 and the earned shares were replaced with restricted stock units of Bank of New York Mellon, and (2) the performance period that covered 2006-2008 was deemed half earned based on performance through June 30, 2007 and half the shares for that performance period were earned and replaced with restricted stock units of Bank of New York Mellon with the remaining unearned half replaced with a combination of Bank of New York Mellon restricted stock units and stock options.
Replacement Equity Awards	Messrs. Kelly, Elliott and O’Hanley	Restricted Stock and Stock Options (see “Grants of Plan-Based Awards Table” below for award values)	To replace certain performance share grants previously awarded to the named executives by Mellon, which were terminated in accordance with their original terms as a result of the merger. These awards were given in order to provide the executives the opportunity to earn that which could not be earned as a result of the early termination of the performance period.

Other Elements of 2007 Compensation

In connection with the merger, we also assumed (by operation of law) and elected to continue for the remainder of 2007 several other Bank of New York and Mellon compensation arrangements in which our named executive officers participated prior to the merger. These arrangements include the following:

•	Perquisites. We continued to provide the same kinds and levels of perquisites to the named executives that they received from Bank of New York or Mellon before the merger. Details relating to the types of perquisites and amounts paid are included in footnote 4 to the “Summary Compensation Table” below. As noted below, as part of its review of the Bank of New York and Mellon compensation programs, the committee decided to significantly reduce the number of perquisites offered to executives.

•	Supplemental Retirement Program. As a result of the merger, we assumed existing agreements between any named executive and Bank of New York or Mellon and existing plans relating to supplemental retirement benefits. Details relating to each program are included in the “Retirement Plans” section, below. As further discussed below, the Bank of New York supplemental retirement plan is closed to new participants.

•	Defined Benefit Pension Plan. As a result of the merger, we also assumed qualified and nonqualified pension plans from Bank of New York and Mellon in which our named executives continued to participate. Details relating to each plan are included under the “Retirement Plans” section below.

•	Deferred Compensation Plans. As a result of the merger, we assumed Mellon’s elective deferred compensation plan. Further details are provided in the “Nonqualified Deferred Compensation” section, below.

Compensation Decisions Relating to 2008

Overview

The new committee designed and adopted a total compensation program for named executives starting in 2008. The goal of the new program is to create long-term value for our stockholders, retain talented executives during the integration following the merger and link the interests of our executives directly with the interests of our stockholders by basing a significant portion of their compensation on our short- and long-term performance and increases in stockholder value. Our chief executive officer, Mr. Kelly, played a key role in helping the new committee design the new plan. At the beginning of the process, Mr. Kelly met with the new committee to develop key objectives of the new plan, and Mr. Kelly’s strategic objectives for executive compensation were an important factor considered by the new committee in designing the plan that it ultimately adopted. These objectives are:

•	directly linking executive compensation to corporate, business unit and individual performance;

•	establishing performance goals that reflect how we build value for stockholders and how we perform against our competitors;

•	making executive compensation easy to understand;

•	making total compensation opportunities transparent to participants; and

•	reflecting best practices as they evolve.

Benchmarking

The new committee believes that a key element of constructing a successful executive compensation program is to ensure our total compensation opportunity is competitive with total compensation opportunity made available to the executives of our competitors. Accordingly, one of the first decisions that the new committee made after the merger was to determine an appropriate peer group of companies to use for benchmarking our executive compensation program. During the fall of 2007, management worked closely with Mercer in developing the peer group of our competitors. In determining our appropriate peer group, management considered companies that compete with one or more of our business units or which compete with us for executive talent. The new committee, after consulting with its advisors, Towers Perrin and Frederic W. Cook & Co., determined that the following 12 companies are our appropriate peers for compensation purposes and reflect a balanced mix of financial institutions and asset managers with diversified financial and investment banking representation:

AllianceBernstein Holdings LP	The PNC Financial Services Group Inc.
BlackRock Inc.	Prudential Financial Inc.
JP Morgan Chase	State Street Corporation
Legg Mason Inc.	SunTrust Banks, Inc.
Lehman Brothers Holdings Inc.	U.S. Bancorp
Northern Trust Corporation	Wachovia Corporation

Our management used compensation data from our peer group to assess the competitiveness of the amount and form of each element of compensation and to provide data to the new committee to determine “best compensation practices” among our peers.

Elements of Compensation in 2008 Plan

For 2008, our executives will receive base salary, annual cash bonus, long-term equity awards and other benefits under the new plan. For the chief executive officer and president, we target pay at the median of the peer group although our revenues and market capitalization currently exceed median levels. Significant upside is provided for strong performance and significant downside for poor performance. For other executives, target positioning may vary by individual executive based on their individual roles and responsibilities, the ability to attract and retain certain positions taking into consideration comparable positions in their particular markets, and the importance of a specific function within the company. Similarly, upside and downside leverage is provided for these executives as well. Accordingly, under the new plan, the new committee generally intends to provide approximately 60% of our chief executive officer’s compensation in the form of equity awards and approximately 40% of his total compensation in cash. The new committee generally intends to pay the other named executives a range of 40% to 50% of their total compensation in equity awards and the remaining 60% to 50% in cash. The new committee believes that this structure will help tie the interests of our named executives closely with the interests of our stockholders.

Base Salary

A relatively small portion of our named executives’ cash compensation for 2008 will be base salary. The new committee intends to review base salaries of our named executives in 2008.

Annual Cash Bonus

Before the merger, the Bank of New York compensation program included an annual cash incentive plan that was designed to reward named executives and other executive officers for corporate and individual performance (as well as business unit performance if appropriate) during an applicable year and for bonus awards to be tax deductible under Section 162(m). As part of its review, the new committee decided to continue this approach of having bonuses based on corporate and individual performance, as well as business unit performance, as appropriate, in addition to having cash bonuses paid under a plan which would permit the company to deduct the expense related to awards under Section 162(m) beginning for plan year 2008. Corporate performance will be based on earnings per share growth. This new plan is being presented for stockholder approval in this proxy statement. See “Approval of the Executive Incentive Compensation Plan” below for further details on this new plan.

Long-Term Equity Awards

The new committee made the policy determination that, starting with 2008, all equity related awards will be made in each fiscal year without attributing part of the award to performance in another year. All equity awards that the new committee makes in 2008 will be described in our proxy statement for our 2009 annual meeting.

Long-term equity incentive awards are a key element of our comprehensive compensation program. Our long-term incentives are designed to align a significant portion of our named executives’ compensation with increases in our stock price over a multiple-year period. To achieve this objective, the new committee has designed our long-term equity awards in the form of a combination of 75% stock options and 25% performance shares for 2008. Performance shares will be earned based on relative performance of total shareholder return over a three-year measurement period.

In addition, the new committee approved a new long-term equity plan, which is being submitted for stockholder approval at this Annual Meeting. See ‘‘Approval of the Long-Term Incentive Plan” below for further details on this new plan.

Perquisites

As part of its review of the Bank of New York and Mellon compensation programs, the committee decided to significantly reduce the number of perquisites offered to executives. These changes will be finalized in 2008 and will be described in further detail in our proxy statement for our 2009 annual meeting.

New Compensation Programs

As part of its review of the Bank of New York and Mellon compensation programs and its research of best practices, the new committee adopted a new nonqualified deferred compensation program to be effective in 2008 for bonuses paid in 2009 for Messrs. Renyi, Hassell and Van Saun. Messrs. Kelly, Elliott and O’Hanley continue to be eligible to participate in an existing deferred compensation program in which legacy Mellon executives had previously participated.

Stock Ownership and Retention Requirements

In March 2008, the new committee adopted stock ownership guidelines for our named executives to align the interests of our executives with the long-term interests of our stockholders. The guidelines for the named executives are as follows:

	Ownership Guideline
Executive	(Multiple of Salary)		Retention Guideline

Robert P. Kelly	25	x	50%
Thomas A. Renyi	15	x	50%
Gerald L. Hassell	15	x	50%
Bruce W. Van Saun	10	x	50%
Steven G. Elliott	10	x	50%
Ronald P. O’Hanley	10	x	50%

Compliance with the stock ownership guidelines will be phased in over a five-year period. For purposes of determining an executive’s ownership stake, we include shares owned outright, unvested restricted shares, deferred share units and shares held in our employee stock purchase and retirement plans. Unvested performance shares and unexercised stock options are not counted toward compliance with this guideline.

Executives will also be required to retain 50% of the net after-tax shares that the executive receives from exercises of stock options, vesting of restricted shares and payment of other long-term equity awards during the executive’s tenure with us. The guidelines permit certain sales to allow for diversification five years before retirement.

Change in Control Arrangements

Each named executive officer has a change in control agreement with us, which we describe in detail in the “Potential Payments Upon Termination or Change in Control” section below. In addition, as noted above, Messrs. Hassell and Van Saun have additional rights with respect to a change in control under their transition agreements, which we also describe in detail in the “Potential Payments Upon Termination or Change in Control” section below. We believe that these arrangements support our ability to attract and retain superior executive talent and, if a change in control were to occur, to retain our top executives through a period of uncertainty, enhance our value by keeping our management team intact, preserve the neutrality of the management team in negotiating and executing a transaction and keep the management team focused on the best interests of the stockholders, rather than their own job security. In 2008, the new committee will review these arrangements.

Financial Results

Financial results expressed in the foregoing Compensation Discussion and Analysis are continuing operations on a pro forma combined basis. Year-over-year growth rates exclude intangible amortization, merger and integration expenses and other items detailed in our Quarterly Earnings Summary documents for the third and fourth quarters of 2007, which are available on our website at www.bnymellon.com/investorrelations. 2006 earnings per share represent continuing operations for Bank of New York and are only exchange ratio adjusted.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

The Human Resources and Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on this review and discussion, the Human Resources and Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in our Annual Report on Form 10-K and in this proxy statement.

     Wesley W. von Schack, Chairman
     Ruth E. Bruch
     Edmund F. Kelly
     Richard J. Kogan
     Samuel C. Scott III

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation of our principal executive officer and principal financial officer, as well as our four most highly compensated executive officers (other than our principal executive officer and principal financial officer) as of December 31, 2007. References throughout this proxy to our “named executive officers” or “named executives” refer to each of the individuals named in the table below. In accordance with SEC rules, in determining our four most highly compensated executive officers, we used compensation paid to our executive officers from July 1, 2007, which was the effective date of the merger, through December 31, 2007. However, we have included compensation information for all of 2007 in the “Summary Compensation Table” and other compensation tables to provide a complete understanding of the total compensation that the named officers earned in 2007.

							Change in
							Pension
							Value and
							Nonqualified
Name and						Non-Equity	Deferred
Principal				Stock	Option	Incentive Plan	Compensation	All Other	Total
Position	Year	Salary	Bonus	Awards(2)	Awards(2)	Compensation	Earnings(3)	Compensation(4)	Compensation

ROBERT P. KELLY	2007	$975,000	$7,500,000	$3,604,557	$2,090,700	$—	$4,286,296	$1,661,227	$20,117,780
Chief Executive Officer(1)
THOMAS A. RENYI	2007	1,000,000	2,628,000	6,723,901	6,704,758	4,872,000	—	235,746	22,164,405
Executive Chairman(1)
GERALD L. HASSELL	2007	800,000	1,839,000	2,722,817	1,973,047	3,411,000	773,913	234,545	11,754,322
President (1)
BRUCE W. VAN SAUN	2007	650,000	1,314,000	2,840,606	1,303,777	2,436,000	186,339	184,978	8,915,700
Vice Chairman and Chief Financial Officer
STEVEN G. ELLIOTT	2007	675,000	3,100,000	7,207,626	2,596,330	—	5,741,433	428,846	19,749,235
Senior Vice Chairman(1)
RONALD P. O’HANLEY	2007	675,000	6,500,000	2,953,168	1,256,476	—	93,499	25,778	11,503,921
Vice Chairman

(1)	Messrs. Kelly, Renyi, Hassell and Elliott also serve as directors. They do not receive any additional compensation for this service.

(2)	Computed in accordance with Financial Accounting Standards No. 123 (as revised in 2004), which we refer to as FAS 123R, using the assumptions underlying the valuation of equity awards set forth in footnote 19 of the consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2007 or for awards made prior to July 1, 2007, according to the assumptions of each predecessor company, as reported in their respective annual reports on Form 10-K for the year ended December 31, 2006. Under FAS 123R, our compensation cost relating to a stock or option award is generally recognized over the period of time in which the named executive officer is required to provide service to us in exchange for the award.

(3)	The amount disclosed in this column represents (i) the amount of increase in the present value of the executive’s accumulated pension benefit and (ii) the portion of interest accrued (but not currently paid or payable) on deferred compensation above 120% of the applicable federal long-term rate at the maximum rate payable under the Mellon Elective Deferred Compensation Plan for Senior Officers. Messrs. Renyi, Hassell and Van Saun did not participate in a deferred compensation program in 2007. The total amount disclosed for Messrs. Kelly, Elliott and O’Hanley is divided as follows: Mr. Kelly: increase in present value of accumulated benefit, $4,286,296 and above-market nonqualified deferred compensation earnings, $0; Mr. Elliott: increase in present value of accumulated benefit, $5,649,971 and above-market nonqualified deferred compensation earnings, $91,462; and Mr. O’Hanley: increase in present value of accumulated benefit, $62,936 and above-market nonqualified deferred compensation earnings, $30,563. The increase in present value of accumulated benefit for Mr. Renyi is negative $1,113,006 (this negative amount is not reflected in the amount disclosed above for Mr. Renyi).

(4)	The following table sets forth a detailed breakdown of the items which comprise “All Other Compensation”:

	Perquisites and	Contributions to
	Other Personal	Defined	Insurance	Tax
Name	Benefits	Contribution Plans	Premiums	Reimbursements	Total

ROBERT P. KELLY	$1,211,803	$10,125	$1,306	$437,993	$1,661,227
THOMAS A. RENYI	171,448	14,453	49,845	—	235,746
GERALD L. HASSELL	203,070	13,587	17,888	—	234,545
BRUCE W. VAN SAUN	162,741	12,938	9,299	—	184,978
STEVEN G. ELLIOTT	319,458	10,125	4,151	95,112	428,846
RONALD P. O’HANLEY	12,915	10,125	2,104	634	25,778

The following is a description of the items comprising “perquisites and other personal benefits” for each named executive officer for whom a value is disclosed in the table above: Mr. Kelly: financial planning services ($66,748), relocation from his former residence in Pittsburgh to New York ($845,696), personal automobile and related expenses ($16,330), use of company car and driver ($178,879), personal use of corporate aircraft ($84,711), home security ($1,940), parking ($4,669) and amounts paid in respect of club memberships ($12,830); Mr. Renyi: use of company car and driver ($171,050) and home security ($398); Mr. Hassell: use of company car and driver ($193,813) and personal use of corporate aircraft ($9,257); Mr. Van Saun: use of company car and driver ($162,741); Mr. Elliott: financial planning services ($11,470), allocation of expenses for time not spent at apartment in New York, which is provided by us for business use ($149,090), personal automobile and related expenses ($11,915), use of company car and driver ($119,175), personal use of corporate aircraft ($7,854), home security ($989), parking ($3,180), amounts paid in respect of club memberships ($15,106) and medical physical examination ($679); Mr. O’Hanley: personal automobile and related expenses ($1,710), parking ($3,660) and amounts paid in respect of club memberships ($7,545).

The amounts identified in the “contributions to defined contribution plans” column represents matching contributions under our 401(k) plans. In addition, for each of Messrs. Renyi, Hassell and Van Saun, the amounts identified in this column also include annual allocations under the Bank of New York Employee Stock Ownership Plan ($4,328, $3,462 and $2,813, respectively).

The amounts identified in the “insurance premiums” column for Messrs. Kelly, Elliott and O’Hanley are comprised of two separate insurance-related payments: amounts paid by us for umbrella insurance coverage (Mr. Kelly: $1,306; Mr. Elliott: $1,306; Mr. O’Hanley: $884) and a cash bonus paid equal to the respective executives imputed income under the Mellon Senior Executive Life Insurance Plan (Mr. Kelly: $0; Mr. Elliott: $2,845; Mr. O’Hanley: $1,220). The amounts identified for Messrs. Renyi, Hassell and Van Saun are also comprised of two separate insurance-related payments: taxable payments made by us for universal life insurance policies (Mr. Renyi: $45,480; Mr. Hassell: $14,650; Mr. Van Saun: $6,820) and premiums for long-term disability insurance (Mr. Renyi: $4,365; Mr. Hassell: $3,238; Mr. Van Saun: $2,479).

The amounts identified in the “tax reimbursements” column represent the following: for Mr. Kelly, the tax gross-up amount paid by us with respect to perquisites, the majority of which relate to Mr. Kelly’s relocation expenses; for Mr. Elliott, the tax gross-up amount paid by us with respect to additional personal tax expenses incurred in connection with his working in our New York City office and other perquisites; and for Mr. O’Hanley the tax gross-up amount paid by us with respect to his excess liability insurance premiums.

Each amount disclosed in the table above as a perquisite and other personal benefit represents the aggregate incremental cost to us of the particular item being described. The dollar amount associated with personal use of our corporate aircraft was calculated by multiplying the direct hourly operating cost for use of the aircraft by the number of hours of personal use. We calculated the direct hourly operating cost by adding up the total amount spent by us for fuel, maintenance, landing fees, travel and catering associated with the use of corporate aircraft in 2007 and divided this number by the total number of flight hours logged in 2007. Also included in the calculations of dollar amounts associated with personal use of our aircraft are overnight expenses incurred by flight crew during personal use. The dollar amounts identified in connection with personal automobile and related expenses include depreciation of the vehicle and the amount we paid for fuel, maintenance and repairs of the vehicle, automobile insurance, and other vehicle related expenses. These dollar amounts reflect the aggregate cost to us without deducting any costs attributable to the business use of the vehicle. The dollar amounts identified in connection with use of the company car and driver for each of Messrs. Kelly, Renyi, Hassell, Elliott and Van Saun include the compensation and benefits we provided to the driver, depreciation of the vehicle, the amount we paid for parking, fuel, maintenance and repairs of the vehicle, automobile insurance and other vehicle related expenses. These dollar amounts reflect the aggregate cost to us without deducting costs attributable to the business use of the vehicles and drivers.

Grants of Plan-Based Awards Table

The following table shows the details concerning the grant of any equity-based compensation to each named executive officer during 2007. In the case of Messrs. Kelly, Elliott and O’Hanley, each of the equity grants described below was made under the Mellon Long-Term Profit Incentive Plan (2004). Except as described in the footnotes below, in the case of Messrs. Renyi, Hassell and Van Saun, each of the non-equity awards described below was made under the 2004 Bank of New York Management Incentive Compensation Plan and each of the equity awards described below was made under the 2003 Bank of New York Long-Term Incentive Plan.

	Date
	Human
	Resources								All Other		All Other
	and								Stock		Option
	Compen-		Estimated Future			Estimated Future			Awards:		Awards:		Exercise or		Grant
	sation		Payouts Under			Payouts Under Equity			Number of		Number of		Base	Closing	Date Fair
	Committee		Non-Equity			Incentive Plan			Shares of		Securities		Price of	Price on	Value of
	took Action		Incentive Plan Awards(2)			Awards			Stock		Underlying		Option	Grant	Stock and
	to Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units		Options		Awards	Date	Option
Name	Award(1)	Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)		($)	(18)	Awards

ROBERT P. KELLY	2/20/2007	2/20/2007	—	—	—	—	—	—	—		483,835	(3)	$45.97	$45.97	$5,312,508

	2/20/2007	2/20/2007	—	—	—	—	—	—	40,461	(4)	—		—	45.97	1,859,992

	2/20/2007	2/20/2007	—	—	—	—	—	32,630 (5)	—		—		—	45.97	1,500,001

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		76,668	(6)	44.59	44.59	852,425

	7/09/2007	7/23/2007	—	—	—	—	—	—	19,167	(6)	—		—	44.59	854,657

THOMAS A. RENYI			$937,500	$5,000,000	$7,500,000

	2/20/2007	3/13/2007	—	—	—	—	—	—	—		305,667	(3)	$40.40	$40.40	$2,916,052

	3/12/2007	4/02/2007	—	—	—	—	—	—	45,991	(7)	—		—	42.83	1,969,795

	3/12/2007	4/02/2007	—	—	—	—	—	—	—		137,972	(7)	42.83	42.83	1,316,248

	1/29/2007	6/29/2007	—	—	—	—	—	—	—		660,380	(8)	43.93	43.93	6,765,402

	7/09/2007	7/23/2007	—	—	—	—	—	—	85,472	(9)	—		—	44.59	3,811,196

	7/09/2007	7/23/2007	—	—	—	—	—	—	39,340	(10)	—		—	44.59	1,754,171

	7/09/2007	7/23/2007	—	—	—	—	—	—	14,363	(10)	—		—	44.59	640,446

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		57,452	(11)	44.59	44.59	627,867

	3/12/2007	8/03/2007	—	—	—	—	—	—	82	(17)	—		—	41.87	3,448

	3/12/2007	11/05/2007	—	—	—	—	—	—	76	(17)	—		—	45.63	3,468

GERALD L. HASSELL			$656,250	$3,500,000	$5,250,000

	2/20/2007	3/13/2007	—	—	—	—	—	—	—		191,042	(3)	$40.40	$40.40	$1,822,533

	3/12/2007	4/02/2007	—	—	—	—	—	—	28,727	(7)	—		—	42.83	1,230,377

	3/12/2007	4/02/2007	—	—	—	—	—	—	—		86,180	(7)	42.83	42.83	822,154

	1/29/2007	6/29/2007	—	—	—	—	—	—	—		471,700	(12)	43.93	43.93	4,832,430

	7/09/2007	7/23/2007	—	—	—	—	—	—	53,208	(9)	—		—	44.59	2,372,545

	7/09/2007	7/23/2007	—	—	—	—	—	—	24,481	(10)	—		—	44.59	1,091,608

	7/09/2007	7/23/2007	—	—	—	—	—	—	8,974	(10)	—		—	44.59	400,151

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		35,896	(11)	44.59	44.59	392,291

	3/12/2007	8/03/2007	—	—	—	—	—	—	51	(17)	—		—	41.87	2,154

	3/12/2007	11/05/2007	—	—	—	—	—	—	47	(17)	—		—	45.63	2,166

	Date
	Human
	Resources								All Other		All Other
	and								Stock		Option
	Compen-		Estimated Future			Estimated Future			Awards:		Awards:		Exercise or		Grant
	sation		Payouts Under			Payouts Under Equity			Number of		Number of		Base	Closing	Date Fair
	Committee		Non-Equity			Incentive Plan			Shares of		Securities		Price of	Price on	Value of
	took Action		Incentive Plan Awards(2)			Awards			Stock		Underlying		Option	Grant	Stock and
	to Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units		Options		Awards	Date	Option
Name	Award(1)	Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)		($)	(18)	Awards

BRUCE W. VAN SAUN			$468,750	$2,500,000	$3,750,000

	2/20/2007	3/13/2007	—	—	—	—	—	—	—		191,042	(3)	$40.40	$40.40	$1,822,533

	3/12/2007	4/02/2007	—	—	—	—	—	—	22,406	(7)	—		—	42.83	959,649

	3/12/2007	4/02/2007	—	—	—	—	—	—	—		67,217	(7)	42.83	42.83	641,248

	7/09/2007	7/23/2007	—	—	—	—	—	—	41,604	(9)	—		—	44.59	1,855,122

	7/09/2007	7/23/2007	—	—	—	—	—	—	19,245	(10)	—		—	44.59	858,135

	7/09/2007	7/23/2007	—	—	—	—	—	—	7,005	(10)	—		—	44.59	312,353

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		28,020	(11)	44.59	44.59	306,218

	7/09/2007	7/23/2007	—	—	—	—	—	—	95,313	(13)	—		—	44.59	4,250,007

	3/12/2007	8/03/2007	—	—	—	—	—	—	587	(17)	—		—	41.87	24,559

	3/12/2007	11/05/2007	—	—	—	—	—	—	541	(17)	—		—	45.63	24,697

STEVEN G. ELLIOTT	2/20/2007	2/20/2007	—	—	—	—	—	—	—		195,095	(3)	$45.97	$45.97	$2,142,143

	2/20/2007	2/20/2007	—	—	—	—	—	—	16,315	(4)	—		—	45.97	750,000

	2/20/2007	2/20/2007	—	—	—	—	—	—			16,876	(14)	45.97	45.97	188,336

	2/20/2007	2/20/2007	—	—	—	—	—	—	34,320	(14)	—		—	45.97	1,577,690

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		470,000	(15)	44.59	44.59	5,382,440

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		37,696	(6)	44.59	44.59	419,119

	7/09/2007	7/23/2007	—	—	—	—	—	—	9,424	(6)	—		—	44.59	420,216

RONALD P. O’HANLEY	2/20/2007	2/20/2007	—	—	—	—	—	—	—		387,489	(3)	$45.97	$45.97	$4,254,629

	2/20/2007	2/20/2007	—	—	—	—	—	—	37,524	(4)	—		—	45.97	1,724,978

	2/20/2007	2/20/2007	—	—	—	—	—	—	—		8,006	(14)	45.97	45.97	89,347

	2/20/2007	2/20/2007	—	—	—	—	—	—	16,281	(14)	—		—	45.97	748,438

	7/09/2007	7/23/2007	—	—	—	—	—	—	169,881	(16)	—		—	44.59	7,574,994

	7/09/2007	7/23/2007	—	—	—	—	—	—	—		21,596	(6)	44.59	44.59	240,113

	7/09/2007	7/23/2007	—	—	—	—	—	—	5,399	(6)	—		—	44.59	240,741

(1)	With respect to awards under Mellon equity incentive plans, if Mellon’s compensation committee approved awards in a month that quarterly corporate earnings were being announced, then the date of grant of the awards was two business days after earnings were announced. If the committee approved awards in a month that quarterly earnings were not being announced, then the date of grant was the date the committee approved the award. With respect to awards under the 2003 Bank of New York Long-Term Incentive Plan, pursuant to a policy approved by its compensation committee in 2006, stock options approved on February 20, 2007 were granted on March 13, 2007, the date of its March board meeting, and had an exercise price equal to the closing price of the Bank of New York’s shares on the NYSE that day. In addition, under that policy, all regular annual equity awards would be granted and priced on March 13, 2007. With respect to the grants made on July 23, 2007, the grants became effective two business days after earnings were announced.

(2)	Represents threshold, target and maximum amounts that can be paid for performance during 2007 under 2004 Bank of New York Management Incentive Compensation Plan.

(3)	Stock options that vest in equal installments over a five-year period from the date of grant, contingent upon continued employment through the vesting date (with the exception of the stock options for Messrs. Renyi, Hassell and Van Saun, which vest in equal installments over a three-year period).

(4)	Restricted stock that will vest at the end of three years from the date of grant if the executive remains employed by us. Restricted shares represent shares of our common stock that have transfer restrictions until they vest. Restricted shares cannot be sold during the period of restriction. During this period, dividends on the restricted shares are paid to the executives and the executives have the ability to vote the shares.

(5)	Special grant of restricted stock units under an individual arrangement conditioned on (1) the closing of the merger, (2) the satisfactory progress of the integration (as determined by the Integration Committee of the Board) and (3) Mr. Kelly’s continued service through the vesting dates. One-third of the restricted stock units vested on January 2, 2008 and, subject to satisfaction of these conditions, up to two-thirds will vest on December 31, 2008. Upon vesting, the restricted stock units were settled, and the remaining restricted stock units when vested will be settled, in cash based on the per share value of the common stock on the vesting date.

(6)	Combination of restricted share units and stock options that will vest on December 31, 2008 contingent upon continued employment subject to earlier vesting if terminated without cause within three years following a change in control after the grant date. Dividend equivalents on restricted share units will be paid the same as the Dividend Reinvestment Plan and held in escrow until vesting occurs, at which the executive will be paid out according to what, if any, amount has vested.

(7)	Combination of restricted share units and stock options. Restricted share units vest on April 2, 2010. Stock options vest in equal installments over three years. All awards are contingent upon continued employment, except in the event that the executive terminates his employment due to retirement, disability, death, or involuntary termination accompanied by a general employment release acceptable to us, in which case a pro rata portion of the executive’s award will vest as of the termination date.

(8)	Special stock option granted immediately before the merger. Stock option will expire 10 years after the grant date. The option will vest 18 months after the completion of the merger, or sooner if (1) our Board terminates Mr. Renyi’s employment other than for cause, (2) Mr. Renyi leaves with the consent of our Board or (3) Mr. Renyi dies or becomes permanently disabled, in which case the special option will terminate after three years (or at the end of its original term, if earlier). The option will be forfeited if Mr. Renyi terminates his employment within 18 months of the merger without consent of our Board. The option will be forfeited immediately upon a termination of employment for cause, and the vested portion of the option will immediately cease to be exercisable upon a breach of the applicable restrictive covenants under Mr. Renyi’s service agreement. Certain gains recognized from the exercise of this option grant are subject to a clawback in the event of Mr. Renyi’s termination for cause or a breach of the restrictive covenants.

(9)	Restricted share units that will vest on March 31, 2008, contingent upon continued employment, vesting earlier if employment is terminated without cause or for good reason or due to death or disability. Restrictions will lapse upon a change in control. If the executive retires, restrictions will lapse either on a pro rata basis or in full, depending on the executive’s age. Dividend equivalents are paid.

(10)	Restricted share units that will vest on March 31, 2009, contingent upon continued employment. Vesting will occur earlier if employment is terminated without cause or for good reason as a result of death or disability. Restrictions will lapse upon the occurrence of a change in control. If the executive retires, restrictions will lapse, either on a pro rata basis or in full, depending on the executive’s age. Dividend equivalents are paid, except with respect to the restricted share unit awards to Mr. Renyi in the amount of 14,363, Mr. Hassell in the amount of 8,974 and Mr. Van Saun in the amount of 7,005, in which case, dividends accrue on those grants.

(11)	Stock options vest on March 31, 2009, contingent upon continued employment, subject to earlier pro rata vesting if employment is terminated without cause or for good reason or due to death or disability. Term is ten years. Stock options will vest upon a change in control. If the executive retires, stock options will vest either on a pro rata basis or in full, depending upon the executive’s age. In addition, Mr. Van Saun’s stock option will fully vest if he exercises certain special termination rights under his transition agreement.

(12)	Special stock option grant that was made immediately before the merger. Option will expire 10 years after the grant date. One-third of the option will vest on the first anniversary of the merger and the remainder will vest in pro rata monthly installments over the following two years, or sooner if (1) our Board terminates Mr. Hassell’s employment without cause, (2) Mr. Hassell leaves with the consent of our Board or (3) Mr. Hassell dies or becomes permanently disabled, in which case the special option will terminate after three years (or at the end of its original term, if earlier). The unvested portion of the option will be forfeited if Mr. Hassell terminates his employment within three years of the merger without the consent of our Board. The option will be forfeited immediately upon a termination of employment for cause, and the vested portion of the option will immediately cease to be exercisable upon a breach of the applicable restrictive covenants under Mr. Hassell’s transition agreement. Certain gains recognized from the exercise of this option grant are subject to a clawback in the event of Mr. Hassell’s termination for cause or a breach of the restrictive covenants.

(13)	Restricted share units that will vest on July 1, 2010 or, if earlier, upon Mr. Van Saun’s termination of employment by reason of death, disability, resignation for good reason or termination other than for cause. Awards are also subject to conditions relating to non-solicitation of employees and customers following a termination of employment and require advance notice to us of any voluntary termination of employment that would occur within a specified period surrounding July 1, 2010, and any failure to comply with such conditions would require repayment of the award to us. The restrictions will lapse upon a change in control, and the restrictions will also lapse on a pro rata basis if Mr. Van Saun exercises certain special termination rights under his transition agreement.

(14)	Special award of stock options and restricted stock made in connection with waivers executed in connection with the merger and that will vest on July 1, 2010, subject to earlier vesting in the event of termination by reason of death, disability, resignation for good reason or termination other than for cause or if a change in control event occurs and the executive’s employment is terminated within three years without cause or by the executive with good reason. In addition, in Mr. Elliott’s case, options and shares may vest earlier upon Mr. Elliott’s retirement with the consent of our Board. Options will expire ten years after the grant date.

(15)	Special stock option award that will vest ratably over three years from the date of grant, subject to earlier vesting in the event of a termination of Mr. Elliott’s employment by us without cause, by constructive discharge or upon his retirement with our consent, and will be exercisable for a 10-year term.

(16)	Restricted stock that will vest on a pro rata basis from the date of grant to July 1, 2010, if Mr. O’Hanley remains employed by us until July 1, 2008 and has attained at least age 55 upon termination. In addition, all shares of the restricted stock will immediately vest upon a change in control.

(17)	Represents restricted unit grants resulting from accrued dividends.

(18)	Price used in determining the August 3, 2007 and November 5, 2007 restricted unit grants resulting from accrued dividends is the 30-day average price.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

By-law Provision Regarding Messrs. Kelly, Renyi and Hassell

Article 5 of our by-laws provides that Mr. Renyi will serve as our executive chairman, Mr. Kelly will serve as our chief executive officer and Mr. Hassell will serve as our president until the succession date. Mr. Kelly will be the successor to Mr. Renyi as our chairman after the succession date. In addition, Article 5 requires an affirmative vote of at least 75% of the Board to (i) remove or fail to reelect Messrs. Kelly, Renyi and Hassell during the three-year period following the merger, (ii) fail to elect Mr. Kelly as chairman of the board to succeed Mr. Renyi on the 18-month anniversary of the merger, (iii) modify the duties, authority or reporting relationships of Messrs. Kelly, Renyi and Hassell, and (iv) fill a vacancy resulting from the unwillingness or inability, by reason of retirement, death or disability of Messrs. Kelly, Renyi or Hassell to continue to serve in their respective offices.

Employment Agreements

Prior to the merger, each of Mellon and Bank of New York had entered into various arrangements with our current named executive officers, which we assumed in the merger. To the extent these arrangements were relevant in the determination of amounts disclosed in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table” and discussed in the Compensation Discussion and Analysis above, the material terms of the arrangements are summarized below. In addition, each named executive has one or more agreements with us that provide compensation and other benefits in the event of a termination or change in control. These agreements are described in the “Potential Payments Upon Termination or Change in Control” section below.

Robert P. Kelly — Chief Executive Officer

We have a letter agreement with Mr. Kelly that provides for his annual base salary for 2007 of $975,000 and eligibility for a cash bonus based on a combination of company and individual performance factors. The letter agreement also provides that Mr. Kelly is eligible to participate in our long-term equity performance plan and to receive supplemental executive retirement plan benefits as described under Employment Letter Agreements Providing for Supplemental Executive Retirement Plans below.

Thomas A. Renyi — Executive Chairman

We have a service agreement with Mr. Renyi, which contemplates that Mr. Renyi will serve as our Executive Chairman through December 31, 2008. The service agreement provides for the following components of Mr. Renyi’s compensation:

•	annual base salary of $1,000,000;

•	continued participation in all of our regular compensation and benefit programs during the term of his employment; and

•	annual and long-term incentive opportunities at levels at least as favorable as those provided to him by Bank of New York before the merger, under the same terms applicable to our other executives (although the form and timing may differ).

The service agreement contemplates that Mr. Renyi will retire on December 31, 2008, unless earlier requested by our Board of Directors.

Gerald L. Hassell — President

We have a transition agreement with Mr. Hassell, which contemplates that he will serve as a member of our executive committee and be entitled to a total compensation opportunity that reflects, relative to the other members of our executive committee, his position as the most senior member of our executive committee other than our executive chairman and chief executive officer.

Bruce W. Van Saun — Vice Chairman

We have a transition agreement with Mr. Van Saun, which contemplates that he will serve as a member of our executive committee.

Steven G. Elliott — Senior Vice Chairman

Mr. Elliott’s employment agreement with Mellon expired by its terms on January 31, 2007. However, we have continuing obligations under Section 8 of this agreement to provide supplemental retirement benefits to Mr. Elliott as described under Employment Letter Agreements Providing for Supplemental Executive Retirement Plans below.

Ronald P. O’Hanley — Vice Chairman

We have a letter agreement with Mr. O’Hanley that provides his annual base salary in 2007 of $675,000 and eligibility for a cash bonus based on a combination of company and individual performance factors. The letter agreement also provides that Mr. O’Hanley is eligible to participate in our long-term equity performance plan and our employee benefits programs.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the details concerning unexercised options, unvested stock and equity incentive plan awards outstanding as of December 31, 2007 for each named executive.

	Option Awards							Stock Awards
												Equity
											Equity	Incentive
											Incentive	Plan Awards:
											Plan Awards:	Market
					Equity						Number of	or Payout
					Incentive					Market	Unearned	Value of
		Number of			Plan Awards:			Number of		Value of	Shares,	Unearned
		Securities			Number of			Shares or		Shares or	Units	Shares, Units
		Underlying			Securities			Units of		Units of	or Other	or Other
		Unexercised			Underlying	Option		Stock That		Stock That	Rights That	Rights That
	Year of	Options			Unearned	Exercise	Option	Have Not		Have Not	Have Not	Have Not
	Option	(#)			Options	Price	Expiration	Vested		Vested(1)	Vested	Vested(1)
Name	Grant	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)	(#)	($)
ROBERT P. KELLY	2006	93,334	186,666	(8)	—	$34.3700	2/13/16	262,378		$12,793,551	32,630	$1,591,039
	2007	—	483,835	(9)	—	45.9700	2/20/17	1,778	(34)	86,695
	2007	—	76,668	(10)	—	44.5900	7/23/17
THOMAS A. RENYI	1999	471,700	—		—	37.7000	1/12/09	303,060	(7)	$14,777,206
	2000	471,700	—		—	41.6700	2/8/10
	2001	377,360	—		—	57.2600	2/13/11
	2002	613,210	—		—	44.3600	3/12/12
	2003	613,210	—		—	24.5200	2/11/13
	2004	320,756	—		—	35.0800	3/4/14
	2006	58,962	117,926	(2)	—	37.0900	3/14/16
	2007	—	305,667	(3)	—	40.4000	3/13/17
	2007	—	137,972	(4)	—	42.8300	4/2/17
	2007	—	660,380	(5)	—	43.9300	6/29/17
	2007	—	57,452	(6)	—	44.5900	8/3/17
GERALD L. HASSELL	1999	165,095	—		—	37.7000	1/12/09	209,678	(7)	$10,223,899
	2000	235,850	—		—	41.6700	2/8/10
	2001	235,850	—		—	57.2600	2/13/11
	2002	353,775	—		—	44.3600	3/12/12
	2003	353,775	—		—	24.5200	2/11/13
	2004	165,095	—		—	35.0800	3/4/14
	2006	51,887	103,774	(11)	—	37.0900	3/14/16
	2007	—	191,042	(12)	—	40.4000	3/13/17
	2007	—	86,180	(13)	—	42.8300	4/2/17
	2007	—	471,700	(14)	—	43.9300	6/29/17
	2007	—	35,896	(15)	—	44.5900	7/23/17
BRUCE W. VAN SAUN	1999	61,688	—		—	$37.7000	1/12/09	259,008	(7)	$12,629,230
	2000	141,510	—		—	41.6700	2/8/10	1,051	(33)	51,247
	2001	117,925	—		—	57.2600	2/13/11
	2002	198,114	—		—	44.3600	3/12/12
	2003	157,265	—		—	24.5200	2/11/13
	2004	132,076	—		—	35.0800	3/4/14
	2005	75,472	37,736	(22)	—	32.2100	3/9/15
	2006	47,170	94,340	(23)	—	37.0900	3/14/16
	2007	—	191,042	(12)	—	40.4000	3/13/17
	2007	—	67,217	(24)	—	42.8300	4/2/17
	2007	—	28,020	(25)	—	44.5900	7/23/17
STEVEN G. ELLIOTT	1998	70,000	—		—	$29.3125	10/23/08	260,856		$12,719,339
	1999	18,400	—		—	33.2500	1/21/09	115,100	(20)	5,612,276
	1999	43,400	—		—	35.4375	5/18/09	13,624	(21)	664,306
	2000	100,000	—		—	35.2500	5/15/10	1,070	(34)	52,173
	2001	130,000	—		—	43.1800	5/14/11
	2002	62,654	—		—	38.7000	1/18/12
	2002	156,827	—		—	38.1900	5/20/12
	2003	225,350	—		—	25.6000	5/19/13
	2004	145,455	—		—	27.6700	5/17/14
	2005	142,216	71,108	(16)	—	27.9100	5/17/15
	2006	41,867	83,733	(17)	—	37.3300	5/15/16
	2007	—	211,971	(18)	—	45.9700	2/20/17
	2007	—	507,696	(19)	—	44.5900	7/23/17
RONALD P. O’HANLEY	1999	14,600	—		—	$33.7500	3/2/09	281,364		$13,719,309
	2001	20,000	—		—	43.9900	6/18/11	1,390	(20)	67,776
	2002	15,839	—		—	38.7000	1/18/12	137	(21)	6,680
	2004	25,940	—		—	33.4700	1/23/14	2,420	(34)	117,999
	2005	16,289	8,144	(26)	—	29.2100	1/24/15
	2006	7,930	15,858	(27)	—	35.0200	1/23/16
	2006	24,017	48,033	(28)	—	37.4300	4/21/16
	2006	—	19,871	(29)	—	36.5600	1/24/13
	2007	—	387,489	(30)	—	45.9700	2/20/17
	2007	—	8,006	(31)	—	45.9700	2/20/17
	2007	—	21,596	(32)	—	44.5900	7/23/17

(1)	Valuation based on the December 31, 2007 closing price of $48.76 per share.

(2)	58,963 options vest on March 14, 2008 and 58,963 options vest on March 14, 2009.

(3)	101,889 options vest on March 13, 2008, 101,889 options vest on March 13, 2009 and 101,889 options vest on March 13, 2010.

(4)	45,990 options vest on April 2, 2008, 45,991 options vest on April 2, 2009 and 45,991 options vest on April 2, 2010.

(5)	660,380 options vest on January 2, 2009.

(6)	57,452 options vest on March 31, 2009.

(7)	The amount shown includes 158 shares for Mr. Renyi, 99 shares for Mr. Hassell and 77 shares for Mr. Van Saun, which represent accrued dividends on restricted stock units, which vest on March 31, 2009.

(8)	93,334 options vest on February 13, 2007, 93,333 options vest on February 13, 2008 and 93,333 options vest on February 13, 2009.

(9)	96,767 options vest on February 20, 2008, 96,767 options vest on February 20, 2009, 96,767 options vest on February 20, 2010, 96,767 options vest on February 20, 2011 and 96,767 options vest on February 20, 2012.

(10)	76,668 options vest on December 31, 2008.

(11)	51,887 options vest on March 14, 2008 and 51,887 options vest on March 14, 2009.

(12)	63,680 options vest on March 13, 2008, 63,681 options vest on March 13, 2009 and 63,681 options vest on March 13, 2010.

(13)	28,726 options vest on April 2, 2008, 28,727 options vest on April 2, 2009 and 28,727 options vest on April 2, 2010.

(14)	157,232 options vest on July 1, 2008, 13,099 options vest on August 1, 2008 and 13,103 options vest on the first of each month from September 1, 2008 through July 1, 2010.

(15)	35,896 options vest on March 31, 2009.

(16)	71,108 options vest on May 17, 2008.

(17)	41,867 options vest on May 15, 2008 and 41,866 options vest on May 15, 2009.

(18)	39,019 options vest on February 20, 2008, 39,019 options vest on February 20, 2009, 39,019 options vest on February 20, 2010, 39,019 options vest on February 20, 2011, 39,019 options vest on February 20, 2012, 16,876 options vest on July 1, 2010 and 16,876 options vest on July 1, 2010.

(19)	37,696 options vest on December 12, 2008, 156,667 options vest on July 23, 2008, 156,667 options vest on July 23, 2009 and 156,666 options vest on July 23, 2010.

(20)	Represents unvested deferred share award. A deferred share award entitles the executive to receive a share of common stock, if vested pursuant to the terms of the underlying award, on a deferred payment date.

(21)	Represents unvested dividends on deferred share awards.

(22)	37,736 options vest on March 9, 2008.

(23)	47,170 options vest on March 14, 2008 and 47,170 options vest on March 14, 2009.

(24)	22,405 options vest on April 2, 2008, 22,406 options vest on April 2, 2009 and 22,406 options vest on April 2, 2010.

(25)	28,020 options vest on March 31, 2009.

(26)	8,144 options vest on January 24, 2008.

(27)	7,929 options vest on January 23, 2008 and 7,929 options vest on January 23, 2009.

(28)	24,017 options vest on April 21, 2008 and 24,016 options vest on April 21, 2009.

(29)	19,871 options vest on May 19, 2009.

(30)	77,498 options vest on February 20, 2008, 77,498 options vest on February 20, 2009, 77,498 options vest on February 20, 2010, 77,498 options vest on February 20, 2011 and 77,497 options vest on February 20, 2012.

(31)	8,006 options vest on July 1, 2010.

(32)	21,596 options vest on December 31, 2008.

(33)	Represents accrued dividends on restricted stock units, which vest on July 1, 2010.

(34)	Represents accrued dividends on unvested restricted stock units and performance share awards.

Option Exercises and Stock Vested

The following table provides information concerning aggregate exercises of stock options and vesting of stock awards, including restricted stock, restricted stock units and similar instruments, during 2007 for each named executive officer.

	Option Awards		Stock Awards
	Number of Shares	Value	Number of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)

ROBERT P. KELLY	—	—	87,768	$3,912,365
THOMAS A. RENYI	471,700	$7,041,539	137,265	6,049,269
GERALD L. HASSELL	109,774	1,775,965	109,812	4,839,415
BRUCE W. VAN SAUN	87,652	1,616,997	82,359	3,629,561
STEVEN G. ELLIOTT	62,500	925,928	240,934	10,992,118
RONALD P. O’HANLEY	—	—	59,569	2,693,848

Retirement Plans

We assumed the retirement plans of Bank of New York and Mellon by operation of law pursuant to the merger. Following the merger, each named executive continued to participate in the Bank of New York and Mellon retirement plan in which he participated prior to the merger. The following table provides information with respect to each plan that provides for specified payments and benefits to the named executives following, or in connection with, retirement (other than defined contribution plans). No payments were made to the named executive officers during the last fiscal year.

		Number of
		Years		Present Value of
		Credited		Accumulated
		Service		Benefit
Name	Plan Name	(#)		($)(1)

ROBERT P. KELLY	Mellon Tax-Qualified Retirement Plan	1.88		$28,986
	Mellon IRC Section 401(a)(17) Plan	1.88		111,126
	Employment Letter Agreement Providing for Supplemental Executive Retirement Benefits	7.13	(2)	10,281,375
THOMAS A. RENYI	BNY Tax-Qualified Retirement Plan	36.00		$1,349,702
	BNY Excess Plan	36.00		5,125,986
	BNY SERP	36.00		14,217,386
GERALD L. HASSELL	BNY Tax-Qualified Retirement Plan	31.25		$1,154,345
	BNY Excess Plan	31.25		3,161,003
	BNY SERP	31.25		7,147,643
BRUCE W. VAN SAUN	BNY Tax-Qualified Retirement Plan	9.67		$189,224
	BNY Excess Plan	9.67		344,580
	BNY SERP	9.67		1,124,363
STEVEN G. ELLIOTT	Mellon Tax-Qualified Retirement Plan	20.39		$628,943
	Mellon IRC Section 401(a)(17) Plan	20.39		1,265,081
	Mellon Elective Deferred Compensation Plan for Senior Officers (Pension Make-Up)	20.39		237,203
	Prior Employment Letter Agreement Providing for Supplemental Executive Retirement Benefits	20.39		16,896,690
RONALD P. O’HANLEY	Mellon Tax-Qualified Retirement Plan	10.91		$131,228
	Mellon IRC Section 401(a)(17) Plan	10.91		262,784

(1)	The present values shown above are based on benefits earned as of December 31, 2007 under the terms of the various plans as summarized below. Present values are determined in accordance with the assumptions used for purposes of measuring our pension obligations under SFAS No. 87 as of December 31, 2007, including a discount rate of 6.38%, with the exception that benefit payments are assumed to commence at the earliest age at which unreduced benefits are payable.

(2)	Mr. Kelly’s employment letter agreement provides a SERP benefit which recognizes 5.25 years of service with his former employer for purposes of determining benefits, but not for vesting. The pension value shown includes the full value of his additional service credit; however, Mr. Kelly must complete five years of service with us to vest in this benefit.

Bank of New York Retirement Plans

In 2007, Messrs. Renyi, Hassell and Van Saun participated in the following retirement plans assumed from Bank of New York in the merger:

•	The Retirement Plan of The Bank of New York Company, Inc., which we refer to as the “BNY Tax-Qualified Retirement Plan;”

•	a benefits restoration plan, which we refer to as the “BNY Excess Benefit Plan;” and

•	a supplemental executive retirement plan, which we refer to as the “BNY SERP.”

BNY Tax-Qualified Retirement Plan. This plan is a broad-based funded career average pay formula plan for former Bank of New York U.S.-based employees meeting its eligibility requirements and is subject to Internal Revenue Code, which we refer to as the “IRC,” limits on eligible pay for determining benefits. Benefits are based on eligible base pay (maximum of $225,000 in 2007). Employees participating in the plan prior to January 1, 2006 may choose between a monthly benefit and a lump sum at retirement while other participants will receive monthly benefits at retirement.

BNY Excess Benefit Plan. This plan is an unfunded nonqualified plan designed to provide the same benefit to employees as under the BNY Tax-Qualified Retirement Plan to the extent their benefits are limited under such plan as a result of IRC limits on accrued benefits and eligible base pay. Benefits are paid in a lump sum.

BNY Supplemental Executive Retirement Plan. The BNY SERP is an unfunded nonqualified plan that provides benefits according to a benefit formula similar to that of the BNY Tax-Qualified Retirement Plan benefit formula but includes annual bonus (capped at 100% of base salary after 2005) for senior executives who were selected to participate in this plan by Bank of New York’s Board of Directors prior to July 8, 2003. Benefits are paid in a lump sum. Participants are entitled to benefits in this plan only if they terminate service on or after age 60. Because Mr. Renyi has attained at least age 60, he is eligible for immediate retirement under the BNY SERP. The BNY SERP is closed to new participants.

Normal retirement age for all three plans is age 60. Beginning with 2006 benefits, each of the plans provides benefits under a career average pay formula, rather than the final average pay formula under which benefits were based prior to 2006. In addition to the new formula, changes were also made to the BNY SERP that further limit future benefits by capping the amount of eligible pay used to calculate benefits. Because Mr. Renyi and Mr. Hassell have attained at least age 55, they are eligible for immediate retirement under the BNY Tax-Qualified Retirement Plan and the BNY Excess Benefit Plan. Since Mr. Renyi has attained at least age 60, he is eligible for immediate unreduced benefits under both the BNY Tax-Qualified Retirement Plan and the BNY Excess Benefit Plan. If Mr. Hassell elects to retire and receive benefits under these plans prior to attaining age 57, his benefits would be reduced by 1/2 of 1% for each month his retirement date precedes age 57.

Beginning January 1, 2006, benefits accrued for all three plans are equal to 1% of eligible pay earned after 2005. Benefits accrued before 2006 are based on a final average pay formula and service as of December 31, 2005. The prior accrued benefit will increase with actual final average pay up to 1% per year. For the prior accrued benefit, the BNY Tax-Qualified Retirement Plan and the BNY Excess Benefit Plan used a five-year average period, whereas the BNY SERP was based on a three-year average period. Benefits under each of the plans are provided solely for service at Bank of New York or with us.

Mellon Retirement Plans

In 2007, Messrs. Kelly, Elliott and O’Hanley participated in the following retirement plans assumed from Mellon in connection with the merger:

•	Mellon Bank Retirement Plan, which we refer to as the “Mellon Tax-Qualified Retirement Plan,” and

•	Mellon IRC Section 401(a)(17) Plan.

Mr. Elliott also has a pension make-up benefit under the Mellon Elective Deferred Compensation Plan for Senior Officers. Messrs. Kelly and Elliott also accrued supplemental executive retirement benefits under employment arrangements previously entered into with Mellon that were also assumed from Mellon in connection with the merger.

Mellon Tax-Qualified Retirement Plan. This plan is a broad-based funded final average pay formula plan for former Mellon U.S.-based employees meeting its eligibility requirements and is subject to IRC limits on eligible pay for determining benefits. Benefits are based on eligible base pay (maximum of $225,000 in 2007). Benefits are payable at retirement in various optional annuity forms.

Mellon IRC Section 401(a)(17) Plan. This plan is an unfunded nonqualified plan designed to provide the same benefit to employees whose benefits are limited under the Mellon Tax-Qualified Retirement Plan as a result of limits on eligible base pay imposed under IRC section 401(a)(17). Optional annuity forms of payment are available at retirement. An optional lump sum payment is also available at retirement for benefits earned prior to January 1, 2005.

Mellon Elective Deferred Compensation Plan for Senior Officers (Pension Make-up). This plan is a nonqualified plan that contains a pension make-up provision that restores benefits not payable by the other plans as a result of the executive’s election to defer a portion his base salary. Base salary deferred under this plan is not included as eligible pay under the Mellon Tax-Qualified Retirement Plan or the Mellon IRC Section 401(a)(17) Plan. At retirement on or after age 55, employees may choose between a lump sum distribution or annual installments over a period from two to 15 years. At termination prior to age 55, an employee will receive a lump sum distribution. (See further description of this plan under the “Nonqualified Deferred Compensation” section below.)

For the Mellon Tax-Qualified Retirement Plan, the Mellon IRC Section 401(a)(17) Plan and the Mellon Elective Deferred Compensation Plan (Pension Make-up), benefits payable are calculated as a percentage of eligible pay averaged over five years and multiplied by years of service. Benefits are 100% vested after the earlier of completion of five years of service or attainment of age 55. Normal retirement age is 65. Employees who retire after age 55 are eligible to receive early retirement benefits calculated using a reduction ratio for each month the age at retirement precedes the age at which full benefits are payable. Because Mr. Elliott has attained at least age 55, he is eligible for early retirement benefits. If Mr. Elliott elects to retire and receive benefits under these plans prior to attaining age 65, his benefits would be reduced by 5/12 of 1% for each month his retirement date precedes age 62.

Employment Letter Agreements Providing for Supplemental Executive Retirement Benefits. We provide supplemental executive retirement plan, which we refer to as “SERP,” benefits to Mr. Kelly under his employment letter agreement and to Mr. Elliott under Section 8 of his prior employment agreement. Normal retirement age for the SERP benefits is 60. Reduced benefits are payable as early as age 55. Benefits are 100% vested after the completion of five years of service. The supplemental benefit is based on a percentage of compensation multiplied by service. Compensation for this purpose is the sum of the executive’s base salary and any bonus awards earned for the calendar year within the final three full calendar years of employment by us which produces the highest amount. In connection with the merger, Mr. Elliott’s SERP benefits were amended to provide that, for purposes of calculating supplemental retirement benefits, base salary paid and bonus award earned will be based upon the higher of the highest amount paid for the final three full calendar years of Mr. Elliott’s employment and the average of the highest such amounts within any three full calendar years of the final five full calendar years of his employment. Since Mr. Elliott has attained at least age 60, he is eligible to retire with unreduced benefits under the SERP. Benefits calculated under the SERP are payable on a 50% joint and survivor basis. Other optional annuity forms and a lump sum distribution are available. In connection with the merger, Mr. Kelly agreed to eliminate the automatic vesting of SERP benefits that would otherwise occur upon a change in control based upon the merger and to provide for vesting of such amounts upon his termination of employment other than for cause or by constructive discharge.

Nonqualified Deferred Compensation

In 2007, Messrs. Kelly, Elliott and O’Hanley participated in the non-tax-qualified Mellon Elective Deferred Compensation Plan for Senior Officers. Bank of New York did not maintain any elective nonqualified deferred compensation plans for executive officers. Accordingly, Messrs. Renyi, Hassell and Van Saun are not included in the table below.

	Executive	Registrant	Aggregate	Aggregate	Aggregate Balance
	Contributions in	Contributions in	Earnings in	Withdrawals/	Last Fiscal Year
	Last Fiscal Year	Last Fiscal Year	Last Fiscal Year	Distributions	End
Name	($)	($)	($)(1)	($)	($)

ROBERT P. KELLY	$4,761,905	—	$564,770	—	$5,326,675
STEVEN G. ELLIOTT	2,025,000	—	1,199,455	—	18,942,522
RONALD P. O’HANLEY	1,487,500	—	400,810	$1,138,592	6,458,672

(1)	The aggregate earnings are based on the participant’s selection among various variable funds or a declared rate of 6.89% for 2006.

The Mellon Elective Deferred Compensation Plan for Senior Officers permits executives to defer receipt of earned salary and cash bonus/incentive amounts above the Social Security wage base (which was $97,500 in 2007) until a later date while employed, upon retirement or after retirement not to exceed age 70. Deferred compensation may be paid in a lump sum or annual payments over two to 15 years. If an executive terminates employment prior to age 55, his benefit is paid in a lump sum shortly after termination. Deferred amounts may not be withdrawn from the plan prior to their elected start date, except to meet an “unforeseeable financial emergency” as defined under IRC section 409A. The executive may allocate his deferrals to receive earnings based on multiple variable rates or a declared rate (135% of the 120-month rolling average of the 10-year T-note as of July 2006). Investment alternatives must be selected when the executive makes a deferral election and may be changed each quarter for future deferrals; however, previously deferred amounts may not generally be reallocated among the investment options. The plan is a nonqualified unfunded plan. However, funds have been set aside in an irrevocable grantor trust for the purpose of paying benefits under the plan to participants.

Potential Payments Upon Termination or Change in Control

Prior to the merger, Bank of New York and Mellon entered into various agreements with our named executive officers that we assumed in connection with the merger and that provide for various payments and the provision of various benefits in connection with the named executive’s resignation or retirement, termination of employment with or without cause, constructive discharge or change in control. The following discussion summarizes these arrangements and agreements.

Robert P. Kelly Employment Letter Agreement

Our letter agreement with Mr. Kelly provides that in the event his employment with us is terminated on or prior to February 13, 2009 either without cause or upon a constructive discharge, Mr. Kelly will receive:

•	an amount in cash equal to two times his base salary plus the greater of his highest annual bonus paid to date or his targeted annual bonus;

•	two years of age and service credit for purposes of his SERP benefits (which are described in the “Retirement Plans” section above); and

•	two years of continued health and welfare benefits on the same basis as those provided to active employees or the after-tax equivalent, unless Mr. Kelly is receiving such benefits from a new employer.

If Mr. Kelly is terminated without cause on or prior to February 13, 2009, all equity awards granted to Mr. Kelly prior to the date of termination will immediately vest and all stock options will remain exercisable for the shorter of the remainder of their ten-year term and three years. Performance shares would be paid out, if earned, in accordance with their terms. The unvested portion of the special one-time restricted stock grant of 225,000 shares awarded to Mr. Kelly in connection with his joining Mellon would vest immediately upon a change in control (this provision was waived by Mr. Kelly solely in connection with the merger) or upon a termination of Mr. Kelly other than for cause.

Thomas A. Renyi Service Agreement

On June 28, 2007, Bank of New York entered into a service agreement with Mr. Renyi that we assumed by operation of our merger. The agreement contemplates that Mr. Renyi will retire on December 31, 2008 and, at that time, will receive normal retirement and pension benefits provided under the terms of legacy Bank of New York retirement plans in which he participates. Further, we will provide Mr. Renyi with an office with secretarial support and the use of a car and driver, in each case until he reaches the age of 80. In addition, if Mr. Renyi’s employment is terminated by our Board of Directors prior to December 31, 2008, he will be entitled to receive:

•	his annual base salary through December 31, 2008 and a pro rata portion of his annual cash bonus for the year of his termination based on actual performance;

•	accelerated vesting and extended exercisability of his special one-time 700,000 shares (adjusted to 660,380 shares after the merger) option grant; and

•	normal retirement and pension benefits provided under the terms of the legacy Bank of New York retirement plans in which he participates.

As a condition to Mr. Renyi’s receipt of these benefits, he will be required to execute and deliver a general release, releasing us from claims arising prior to the date of his termination. Additionally, the service agreement provides for a clawback of certain gains recognized from the exercise of the special one-time option grant if he is terminated for cause or if he breaches any of the applicable restrictive covenants.

Transition Agreements for Messrs. Hassell and Van Saun

Bank of New York entered into a transition agreement with Mr. Hassell on June 25, 2007 and a transition agreement with Mr. Van Saun on June 26, 2007, each effective as of our merger, to provide them with protections comparable to those provided to the members of our executive management team who were former Mellon executives as a result of the merger being a change in control of Mellon under Mellon’s arrangements. Under the transition agreements, if we terminate either Mr. Hassell or Mr. Van Saun within three years after the merger other than for cause or if either such executive resigns for good reason, we must provide the executive with:

•	cash severance pay in an amount equal to three times the sum of the executive’s annual salary and the highest annual cash bonus earned by the executive in the last three completed fiscal years before termination;

•	a pro rata portion of the executive’s annual cash bonus for the year of termination, based on the highest annual cash bonus earned in the last three completed fiscal years before termination;

•	an amount designed to equal the lump sum actuarial equivalent of the additional benefit which the executive would have received under the BNY Tax-Qualified Retirement Plan and the BNY Excess Benefit Plan and, in the case of Mr. Hassell, the BNY SERP, had he continued employment with us for an additional three years;

•	continued participation (both for the executive and his dependents) in all medical and other welfare benefit plans comparable to those he received during his employment with us for the lesser of three years or until he receives comparable benefits from a new employer or he reaches age 65; and

•	in the case of Mr. Van Saun, full vesting of the restricted share units comprising the team bonus award granted to him immediately after the completion of our merger.

Under these circumstances Messrs. Hassell and Van Saun would also receive full vesting of all:

•	stock options granted prior to the completion of our merger (other than with respect to Mr. Hassell’s special option grant, the terms of which are noted under “Effect of Termination Events or Change in Control on Unvested Equity Awards,” section below, and both executives’ April 2, 2007 stock option awards, which will vest on a pro rata basis in accordance with their terms) and a period of at least three years to exercise vested options following termination of employment, subject to the original terms of the option (and in the case of Mr. Hassell’s special one-time option grant, until the end of the original term of the option);

•	restricted stock, restricted share units and unvested performance awards granted prior to the completion of our merger and already earned at the time of termination, based on actual performance through the end of the performance period (other than unearned, unvested performance shares and performance units, a pro rata portion of which would be paid at the end of the applicable performance period based on actual performance achieved and the number of full months the executive was employed during the performance period and any stock options granted after the completion of our merger and restricted share units granted on April 2, 2007, each of which will vest on a pro rata basis in accordance with their terms); and

•	restricted stock and restricted share units granted after the completion of our merger as well as full vesting in the case of Mr. Hassell and pro rata vesting in the case of Mr. Van Saun of any performance shares and performance units granted after the completion of our merger (payable to the extent earned based on actual performance as of the end of the applicable performance period), and any options granted after the completion of our merger that are held by such executive would vest and remain exercisable in accordance with their terms.

Mr. Hassell’s transition agreement also allows him to terminate his employment for any reason any time after the three-year anniversary of the merger and Mr. Van Saun’s transition agreement allows him to terminate his employment at any time during the thirty-day period immediately following the two-year anniversary of the merger. In such case the executive would receive the following:

•	full vesting of all stock options (other than any stock options granted on April 2, 2007 that will vest on a pro rata basis in accordance with their terms), with a period of at least three years to exercise vested options following termination of employment, subject to the original term of the option (and in the case of Mr. Hassell’s special one-time option grant described above, until the end of the original term of the option);

•	pro rata vesting of outstanding unearned, and full vesting of any earned, performance shares and performance units;

•	pro rata vesting of restricted share units granted on April 2, 2007 in accordance with their terms;

•	a pro rata annual bonus for the year of termination;

•	in the case of Mr. Hassell, a vested right to a payment equal to his benefit under the BNY SERP calculated as though he had reached age 60 or if greater, his actual age; and

•	in the case of Mr. Van Saun, pro rata vesting of the restricted share units comprising his team bonus award.

Mr. Hassell’s agreement provides for a clawback of certain gains recognized from the exercise of his special option grant if he is terminated for cause or breaches certain covenants, including non-competition and non-solicitation covenants.

In the event of a change in control before July 1, 2010, each of Messrs. Hassell and Van Saun may be eligible for severance protections under his change in control severance agreements and transition agreement at the same time. However, the transition agreements provide that the executive may elect to receive benefits under either his change in control severance agreement or his transition agreement, but not both.

Ronald P. O’Hanley’s Employment Letter Agreement

Our letter agreement with Mr. O’Hanley provides that he will receive the following benefits upon termination without cause or upon a constructive discharge:

•	base salary for 78 weeks, subject to certain reductions;

•	a recommendation from management that he receive a bonus equal to the average of his prior two-years’ bonus annualized awards, prorated based upon the number of months worked in the calendar year in which his active employment ceases;

•	a special bonus award equal to one and one-half times the average of his prior two years’ bonus annualized awards; and

•	health and life insurance for 78 weeks.

Bank of New York Change in Control Agreements

Each of Messrs. Renyi, Hassell and Van Saun entered into change in control severance agreements with Bank of New York on July 11, 2000. Under these agreements, each of Messrs. Renyi, Hassell and Van Saun will receive benefits if his employment is terminated by us without cause or by the executive for good reason within two years after a change in control. Under either circumstance, the executive will receive:

•	a pro rata portion of his annual bonus, based on the prior year’s bonus (or if greater, the current year’s expected bonus);

•	severance pay in an amount equal to three times the sum of the executive’s annual salary and highest annual bonus earned in the last three completed fiscal years;

•	an amount designed to equal the lump sum actuarial equivalent of the additional benefit that the executive would have received under our retirement, excess benefit and supplemental executive retirement plans had his employment for an additional three years (earning the same salary and the bonus amount per year).

In addition, for three years following the termination or, if earlier, until the executive receives comparable welfare benefits from a new employer or attains age 65, we will also permit the executive and his dependants to continue to participate in all medical and other welfare benefit plans comparable to those received during the executive’s employment with us.

If payments are subject to the excise tax on “excess parachute payments,” an additional payment will be made to restore the after-tax severance payment to the same amount that the executive would have retained had the excise tax not been imposed, unless reducing the amount of the additional payments by 10% would avoid the excise tax, in which event we would reduce the payments.

These agreements automatically renew each January 1st for consecutive one-year periods unless terminated by the executive or us. However, notwithstanding any such notice, the severance agreements will continue in effect for two years after a change in control that occurs before it is terminated.

We maintain a grantor trust, with an independent trustee, to provide for the payment of amounts due to legacy Bank of New York senior executives, including Messrs. Renyi, Hassell and Van Saun, on a change in control. Amounts subject to the trust include severance pay under the Bank of New York change in control severance agreements described above and amounts due under the BNY SERP and BNY Excess Benefit Plan. The trust is revocable at any time at our option prior to a change in control. On the occurrence of a change in control, the trust will become irrevocable and will be used for the exclusive purpose of providing benefits to such persons. The trust is currently funded by the deposit of an irrevocable letter of credit in the amount of $169 million issued by an entity unaffiliated with us.

Mellon Change in Control Severance Agreements

Each of Messrs. Kelly, Elliott and O’Hanley entered into a change in control severance agreement with Mellon on February 13, 2006, February 1, 1997 and June 18, 2001, respectively. These agreements become operative only upon both a change in control and the subsequent termination of employment of or by the executive in accordance with the terms of the agreement. Payments under the agreements are in full settlement of all other severance payments that may otherwise be payable to the executive under any of our other severance plans or agreements, including Messrs. Kelly’s and O’Hanley’s employment letter agreements described above.

These agreements contain two scenarios under which the executive will receive payments: (1) rights, which we refer to as “walk away rights,” which permit the executive to receive payments if he terminates his employment with us for any reason effective during the 13th month following a change in control, or (2) if the employment of the named executive officer is terminated during the three-year period following a change in control, either by us other than for cause or by the executive for good reason. If an executive’s employment is terminated under either scenario, he will be entitled to receive from us:

•	a lump sum cash amount equal to such executive’s unpaid salary and bonus amounts which have become payable and have not been deferred, plus a pro rata portion of such executive’s annual bonus for the fiscal year of termination of employment;

•	severance pay in a lump sum cash amount equal to three times the sum of: (i) the executive’s highest annual rate of base salary during the 12-month period immediately prior to his termination of employment and (ii) the executive’s highest annual incentive bonus earned during the last three completed fiscal years;

•	continuation of health and welfare benefits for the executive and his dependents for a period of three years following the executive’s date of termination of employment;

•	three additional years of service credit under all nonqualified retirement plans and excess benefit plans in which the executive participated as of his date of termination; and

•	in the event that payments related to a change in control of us to any executive under the agreements or otherwise are subject to the excise tax under section 4999 of the IRC, an additional amount sufficient to enable the executive to retain the full amount of his change in control benefits as if the excise tax had not applied, unless a reduction in such change in control related payments by less than 5% would result in the excise tax not being imposed on such executive, in which case payments under the agreement shall be reduced (but not below zero) to the amount that could be paid to the executive without giving rise to such excise tax.

On December 22, 2006, each of Messrs. Kelly, Elliott and O’Hanley agreed (1) to waive certain rights that each executive may have had in connection with the merger to eliminate his ability to receive severance benefits by voluntarily terminating employment for any reason during the 13th month following a change in control based upon the merger, (2) to modify the definition of good reason in the executive’s change in control severance agreement to accommodate and permit changes in his initial position following the merger and (3) in the case of Mr. Kelly, future positions as contemplated by the merger agreement. Messrs. Kelly and O’Hanley remain eligible to receive severance benefits if their employment is terminated under certain circumstances within three years following the merger or any other change in control. Mr. Elliott’s change in control severance agreement was amended to provide that it was terminated solely with respect to the merger.

The change in control agreements continue in effect until we provide three years’ written notice of cancellation to Messrs. Kelly, Elliott and O’Hanley. However, in the event of a change in control, these agreements must continue in effect for a period of three years. The change in control agreements will terminate if the executive terminates his employment prior to a change in control.

Effect of Termination Events or Change in Control on Unvested Equity Awards

Equity awards granted to our named executive officers through December 31, 2007 were granted under the 1993, 1999 and 2003 Long-Term Incentive Plans of The Bank of New York and the Mellon Long-Term Incentive Plan (2004), as amended, as applicable. The effect of termination events or a change in control on unvested equity awards granted under the Bank of New York or Mellon plans vary by executive officer and type of award. Amounts payable to each of our executive officers based on a termination event or a change in control are set forth in the table below.

Table of Potential Payments Upon Termination and Change in Control

The following tables set forth the details, on an executive by executive basis, of the estimated payments and benefits that would be provided to each named executive officer in the event that the executive’s employment with us is terminated for any reason, including a termination for cause, resignation or retirement, a constructive termination, a termination without cause, death and termination in connection with a change in control. The amounts included in the tables are based on the following:

•	A termination event effective as of December 31, 2007.

•	The value of our common stock of $48.76 per share, based on the closing price of our common stock on the NYSE on December 31, 2007, the last trading day in 2007.

•	The designation of an event as a resignation or a retirement is dependent upon an individual’s age. We have assumed that an individual over the age of 55 has retired, and an individual who is not over the age of 55 has resigned.

•	“Cash Compensation” includes payments of salary, bonus, severance or death benefit amounts payable in the applicable scenario.

•	We have not included in the tables below any payment of the aggregate balance shown in the “Nonqualified Deferred Compensation” section of this proxy statement, with the exception of enhanced death benefits as shown below.

The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s separation and may differ from the amounts set forth in the tables below. Although we may not have any contractual obligation to make a cash payment or provide other benefits to any named executive officer in the event of his death, long-term disability or upon the occurrence of any other event, a cash payment may be made or other benefit may be provided in our discretion.

				By	By	Termination
			By	Company	Executive	in Connection
	Resignation/		Company	without	with Good	with Change
Named Executive Officer	Retirement		for Cause	Cause	Reason	of Control	Death

Robert P. Kelly
Cash Compensation(1)	—		—	$22,925,000	$22,925,000	$22,925,000	—
Health and Welfare Benefits	—		—	30,888	30,888	30,888	—
Retirement Benefits(2)	—		—	14,888,377	14,888,377	14,888,377	$8,341,605
Deferred Compensation(3)	—		—	—	—	—	16,643,404
Unvested Options(4)	—		—	4,355,729	—	4,355,729	—
Stock Awards(5)	—		—	13,342,654	8,228,250	13,342,654	13,342,654
Tax Gross-Up	—		—	22,708,715 (9)	19,807,098 (9)	22,707,024	—
TOTAL	—		—	$78,251,363	$65,879,613	$78,249,672	$38,327,663
Thomas A. Renyi
Cash Compensation(1)	$6,276,000		—	$7,276,000	$7,276,000	$28,104,000	—
Health and Welfare Benefits	—		—	—	—	24,845	—
Retirement Benefits(2)	24,007,979	(6)	$24,007,979	24,007,979	24,007,979	25,349,447	$20,464,409
Deferred Compensation(3)	—		—	—	—	—	—
Unvested Options(4)	7,633,507		—	7,456,447	7,456,447	8,178,957	7,633,507
Stock Awards(5)	7,541,335		—	7,541,335	7,541,335	9,036,349	7,541,335
Tax Gross-Up	—		—	—	—	—	—
TOTAL	$45,458,821		$24,007,979	$46,281,761	$46,281,761	$70,693,598	$35,639,251
Gerald L. Hassell
Cash Compensation(1)	$—		$—	$19,816,000	$19,816,000	$19,816,000	$—
Health and Welfare Benefits	—		—	37,268	37,268	37,268	—
Retirement Benefits(2)	$4,985,308		$4,985,308	17,893,384	17,893,384	17,893,384	$14,698,738
Deferred Compensation(3)	—		—	—	—	—	—
Unvested Options(4)	2,487,719	(7)	—	5,636,571	5,636,571	5,747,198	5,406,500
Stock Awards(5)	2,553,172		—	5,631,195	5,631,195	5,631,195	4,697,376
Tax Gross-Up	—		—	—	—	13,860,916	—
TOTAL	$10,026,199		$4,985,308	$49,014,418	$49,014,418	$62,985,961	$24,802,614
Bruce W. Van Saun
Cash Compensation(1)	—		—	$15,442,000	$15,442,000	$15,442,000	—
Health and Welfare Benefits	—		—	37,268	37,268	37,268	—
Retirement Benefits(2)	$536,336		$536,336	727,664	727,664	2,454,587	$820,502
Deferred Compensation(3)	—		—	—	—	—	—
Unvested Options(4)	—		—	3,485,944	3,485,944	3,838,030	3,572,299
Stock Awards(5)	—		—	9,103,129	9,103,129	9,103,129	8,374,785
Tax Gross-Up	—		—	—	—	8,025,983	—
TOTAL	$536,336		$536,336	$28,796,005	$28,796,005	$38,900,997	$12,767,586
Steven G. Elliott
Cash Compensation(1)	—		—	—	—	$10,125,000	—
Health and Welfare Benefits	—		—	—	—	21,633	—
Retirement Benefits(2)	$19,124,761		$19,124,761	$21,936,315	$21,936,315	21,936,315	$9,162,953
Deferred Compensation(3)	—		—	—	—	—	59,225,904
Unvested Options(4)	5,148,161	(7)	—	5,148,161	5,148,161	5,148,161	3,031,069
Stock Awards(5)(8)	4,435,171	(7)	1,474,805	12,751,228	12,751,228	12,751,228	12,751,228
Tax Gross-Up	—		—	—	—	9,681,232	—
TOTAL	$28,708,093		$20,599,566	$39,835,704	$39,835,704	$59,663,569	$84,171,154

			By	By	Termination
		By	Company	Executive	in Connection
	Resignation/	Company	without	with Good	with Change
Named Executive Officer	Retirement	for Cause	Cause	Reason	of Control	Death

Ronald P. O’Hanley
Cash Compensation(1)	—	—	$19,525,000	$19,525,000	$19,525,000	—
Health and Welfare Benefits	—	—	30,888	30,888	30,888	—
Retirement Benefits(2)	$374,430	$374,430	443,125	443,125	443,125	$167,052
Deferred Compensation(3)	—	—	—	—	—	41,492,352
Unvested Options(4)	—	—	2,357,231	1,186,081	2,357,231	22,337
Stock Awards(5)	—	—	13,825,605	11,214,361	13,825,605	13,825,605
Tax Gross-Up	—	—	11,372,133 (9)	9,538,638 (9)	11,368,947	—
TOTAL	$374,430	$374,430	$47,553,982	$41,938,093	$47,550,796	$55,507,346

(1)	Amounts represented assume that no executive received payment from any displacement program, supplemental unemployment plan or other separation benefit which would decrease the amount of the above payments, where applicable. The amounts would be paid as a lump sum but have been calculated without any present-value discount and assuming that base pay would continue at 2007 rates. Amounts have been calculated using the bonuses paid to the executives in 2007.

(2)	Amounts shown include amounts that would be payable automatically in a lump sum distribution upon termination of employment. For benefits that would not be payable automatically in a lump sum, the amount included is the present value based on the assumptions used for purposes of measuring pension obligations under SFAS No. 87 as of December 31, 2007, including a discount rate of 6.38%. Amounts shown include amounts paid under plans available to all employees upon retirement.

(3)	Amount shown is the present value, based on a discount rate of 6.38%, of periodic payments that would be made to the surviving spouse. This benefit is paid in lieu of, not in addition to, the distribution of the aggregate account balance.

(4)	The value of Option Awards represents the difference between the closing price of our common stock on December 31, 2007 ($48.76) and the exercise price of all unvested options that would vest upon a separation from employment.

(5)	The value of Stock Awards represents the value at December 31, 2007 of all shares of restricted stock that on that date were subject to service-based restrictions, which restrictions lapse upon a change of control or separation from employment.

(6)	Amount shown does not include the use of a car and driver and an office with secretarial support, with which we will provide Mr. Renyi in each case until he reaches the age of 80.

(7)	Vesting subject to retirement with our consent.

(8)	Upon these events, vesting will be received in accordance with the terms of the applicable agreements.

(9)	Because the merger constituted a change in control event of Mellon, under Messrs. Kelly’s and O’Hanley’s change in control agreements, as amended, had either executive been terminated without cause or for good reason as of December 31, 2007, the executive would have been entitled to receive a tax gross-up.

Equity Compensation Plans Table

The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of December 31, 2007.

				Number of securities
	Securities to be issued		Weighted	remaining available
	upon exercise of		average exercise price	for future issuance
	outstanding options,		of outstanding options,	under equity
December 31, 2007	warrants and rights		warrants and rights	compensation plans

Equity compensation plans
Approved by shareholders	86,502,804	(1)	$38.84	58,122,312	(2)
Not approved by shareholders	2,610,519	(3)	$36.27	5,190,405	(4)

Total	89,113,323	(5)	$38.76	63,312,716

(1)	Includes 25,496,031 shares of common stock that may be issued pursuant to outstanding options and share units awarded under the Mellon Long-Term Profit Incentive Plan (2004), 25,194 shares of common stock that may be issued pursuant to outstanding director deferred share units under the Mellon Financial Corporation Director Equity Plan (2006) and 297,307 shares of common stock that may be issued pursuant to stock options issued under the 1989 and 2001 Mellon Financial Corporation Stock Option Plans for Outside Directors, 695,612 shares of common stock that may be issued pursuant to outstanding stock-based awards under the 1993 Bank of New York Long-Term Incentive Plan, 33,668,927 shares of common stock that may be issued pursuant to outstanding stock-based awards under the 1999 Bank of New York Long-Term Incentive Plan and 26,306,670 shares of common stock that may be issued pursuant to outstanding stock-based awards under the 2003 Bank of New York Long-Term Incentive Plan. All shares available under the 2006 Mellon Director Equity Plan, the Mellon Long-Term Profit Incentive Plan (2004), the 2003 Bank of New York Long-Term Incentive Plan and Mellon’s ShareSuccess Plan, in each case not yet subject to awards or outstanding reload option rights, will not be used upon approval of the LTIP that shareholders are being asked to approve under Proposal 2. Also includes 13,063 shares of common stock that may be issued pursuant to outstanding stock options under Mellon’s Employee Stock Purchase Plan.

(2)	Includes 7,567,773 shares of common stock that remain available for issuance under Mellon’s Employee Stock Purchase Plan, 29,950,483 shares that remain available for issuance as options and other awards, under the Mellon Long-Term Profit Incentive Plan (2004) and 18,271,849 shares of common stock that remain available for issuance under the 2003 Bank of New York Long-Term Incentive Plan. Also includes 698,836 shares of common stock that may be issued as options under the 2006 Mellon Director Equity Plan or an equivalent number in the case of full value awards using a three-to-one ratio. Also includes 1,633,371 shares of common stock that remain available for issuance under the Bank of New York Employee Stock Purchase Plan.

(3)	Includes 2,339,115 shares of common stock that may be issued pursuant to options outstanding under the Mellon ShareSuccess Plan at an average exercise price of $38.81. Mellon’s ShareSuccess Plan, which we assumed in the merger, is a broad-based employee stock option plan covering full and part-time benefited employees who were not participants in the Mellon Long-Term Profit Incentive Plan at the time of grant. Effective June 15, 1999, each full-time employee was granted an option to purchase 150 shares and each benefited part-time employee was granted an option to purchase 75 shares of Mellon’s common stock. Additional grants, of the same number of shares, were made June 15, 2000, June 15, 2001 and June 14, 2002 (in addition, effective June 15, 2001, each non-benefited part-time employee was granted an option for 75 shares). The exercise price was equal to the stock price on the grant date. The outstanding unvested options became exercisable upon shareholder approval of the merger. All outstanding options expire 10 years after the grant date.

Also includes 57,673 shares of common stock that may be issued pursuant to options outstanding under the Mellon Stock Option Plan for Affiliate Boards of Directors and 53,110 shares of common stock that may be issued pursuant to options outstanding under the Mellon West Coast Board of Directors Plan. The Mellon Stock Option Plan for Affiliate Boards of Directors (1999), which we assumed in the merger, provides for grants of stock options to the non-employee members of affiliate boards who are not also members of Mellon’s Board of Directors. No grants were available to Mellon employees under these plans. The timing, amounts, recipients and other terms of the option grants are determined by the terms of the directors’ option plans and no person or committee has discretion over these grants. The exercise price of the options is equal to the fair market value of the common stock on the grant date. All options have a term of 10 years from the regular date of grant and become exercisable one year from the regular grant date. Directors elected during the service year are granted options on a pro rata basis to those granted to the directors at the start of the service year. Upon a change in control of Mellon, as defined in the directors’ stock option plans, all outstanding unvested options granted under the directors’ stock option plans became immediately exercisable. Options are also currently outstanding under the Stock Option Plan for the Mellon Financial Group West Coast Board of Directors (1998). This plan was terminated in 2003. No grants were made under this plan after its termination and no further grants will be made. Includes 160,621 shares of common stock that may be issued pursuant to deferrals under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc., which is described in further detail in the “Director Compensation” section above.

(4)	Includes 5,139,080 shares of common stock that may be issued under Mellon’s ShareSuccess Plan. Also includes 49,827 shares that may be issued under the Mellon’s Affiliate Board of Directors Plan. Includes 1,498 shares that may be issued under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc., which is described in further detail in the “Director Compensation” section above. All shares available under the ShareSuccess Plan and not yet subject to awards, will not be used upon approval of the LTIP that shareholders are being asked to approve under Proposal 2.

(5)	The weighted average term for the expiration of stock options is 5.5 years.

APPROVAL OF THE LONG-TERM INCENTIVE PLAN
(Proposal 2 on your proxy card)

Background

On March 11, 2008, our Board of Directors, upon the recommendation of the Human Resources and Compensation Committee, unanimously approved our Long-Term Incentive Plan, which we refer to in this section as the “LTIP,” subject to stockholder approval at the Annual Meeting. The LTIP replaces the predecessor plans maintained by Bank of New York and Mellon, except with respect to outstanding reload option rights granted under Mellon’s predecessor plan. Reload option rights on new stock options grants were discontinued in 2006 and the LTIP does not permit reloads. The maximum number of shares of our common stock issuable under the predecessor plans with respect to reload option rights granted is 5,000,000 shares. All other shares available under the predecessor plans and not yet subject to awards will not be used upon approval of the LTIP. The affirmative vote of the stockholders on or prior to March 10, 2009 is required for approval of the LTIP. The following discussion summarizes the LTIP, and is qualified in its entirety by the full text of the LTIP, which is included as Exhibit E to this proxy statement. Capitalized terms used in this proposal are defined in the LTIP.

For information on outstanding equity compensation awards under our existing plans, see the “Equity Compensation Plans Table” on page 65.

General

The purposes of the LTIP are to:

•	provide our officers, other employees and non-employee directors and those of our affiliates with the incentive to achieve long-term corporate objectives,

•	to attract and retain officers, other employees and non-employee directors of outstanding competence, and

•	to provide such individuals with an opportunity to acquire our common stock.

Our employees, employees of any of our affiliates and our non-employee directors are eligible to receive awards under the LTIP. It is expected that approximately 4,500 employees, and 14 non-employee directors will be eligible to participate in the LTIP.

The aggregate number of shares of our common stock which may be issued under the LTIP is 70,000,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. Of that total, the maximum aggregate number of shares of the Company’s Common Stock which may be issued in connection with awards pursuant to which a participant is not required to pay the fair market value for the shares represented thereby, measured as of the grant date, is 28,000,000 shares. No awards may be granted under the LTIP subsequent to March 10, 2018.

Administration

Except in the case of awards to non-employee directors, the LTIP will be administered by the Human Resources and Compensation Committee, consisting of not less than two members of the Board. Each member of the committee must be an “outside director” as defined in IRC section 162(m), a “non-employee director” as defined in Exchange Act Rule 16b-3, and an independent director under the NYSE listing standards. In the case of awards to non-employee directors, the LTIP will be administered by the Board. As used in this proposal, the term “committee” is used to refer to the Board in the case of awards to non-employee directors, or the Human Resources and Compensation Committee in the case of awards to employees.

The committee has full authority, in its discretion, to interpret the LTIP and to determine the persons who will receive awards and the number of shares to be covered by each award. In determining the eligibility of any participant, as well as in determining the number of shares to be covered by an award and the type of awards to be made to such individuals, the committee will consider the position and responsibilities of the person being considered, the nature and value to us of his or her services, his or her present and/or potential contribution to our success and such other factors as the committee may deem relevant.

The types of awards which the committee has authority to grant are stock options, stock appreciation rights, restricted stock, restricted stock units, performance share units, deferred stock units and other stock-based awards. Employees are eligible to receive all types of awards under the LTIP. Non-employee directors are eligible to receive awards under the LTIP other than “incentive stock options.” Each of these types of awards is described below.

Stock Options

The LTIP provides for the grant of “incentive stock options” pursuant to IRC section 422, or “nonstatutory stock options,” which are stock options that do not so qualify. Incentive stock options may only be granted to employees. The option price for each stock option may not be less than 100% of the fair market value of our common stock on the date the stock option is granted. Fair market value, for purposes of the LTIP, is the closing price of our common stock in the New York Stock Exchange Composite Transactions for the date as of which fair market value is to be determined. On February 8, 2008 the fair market value of a share of our common stock, as so computed, was $46.18.

A stock option becomes exercisable at such time or times and/or upon the occurrence of such event or events as the committee may determine. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

Unless the committee, in its discretion, otherwise determines, or local law prohibits, the following provisions of this paragraph will apply in the case of an optionee-employee whose employment is terminated. If the employment of an optionee is terminated on or after age 55 and prior to attainment of age 60, all outstanding stock options held by the optionee will be exercisable by the optionee (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within three years after the date of termination, whichever is the shorter period. If the employment of an optionee is terminated on or after age 60 and prior to attainment of age 65, all outstanding stock options held by the optionee will continue to vest for a period of five years from the date of termination and the optionee shall have the right to exercise the options within such post-termination period (to the extent exercisable at termination of employment or within the five-year post-termination period). If the employment of an optionee is terminated on or after age 65, all outstanding stock options held by the optionee will be exercisable by the optionee (whether or not exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within seven years after the date of termination, whichever is the shorter period. If the employment of the optionee is terminated by reason of the optionee’s disability, which is covered by our long-term disability plan or that of an affiliate then in effect, all outstanding stock options of the optionee will be exercisable (whether or not so exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within two years after the date of termination of employment, whichever is the shorter period. Following the death of an optionee during employment or within a period following termination of employment during which an option remains exercisable, all outstanding stock options of the optionee will be exercisable (whether or not so exercisable immediately prior to the death of the optionee) by the person entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within two years after the date of death of the optionee, whichever is the shorter period. If the employment of an optionee is terminated due to the sale of a business unit or subsidiary by which the optionee is employed, all outstanding stock options held by the optionee will be exercisable (but only to the extent exercisable immediately prior to the termination of employment plus an additional pro rata portion based upon the optionee’s additional service during the current vesting period) at any time prior to the expiration date of the stock option or within two years after the date of termination of employment, whichever is the shorter period. If the employment of an optionee is terminated by us without cause, as determined by the committee or its delegate in its sole discretion, all outstanding stock options held by the optionee will be exercisable (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within 30 days after the date of termination of employment, whichever is the shorter period. All of the time periods for exercise of options described above in this paragraph apply to any person to whom a nonstatutory stock option has been transferred, if transfer was permitted by the committee. If the employment of an optionee terminates for any reason other than retirement, disability or death, as described above, all outstanding stock options granted to the optionee will automatically terminate, unless the optionee’s employment was terminated following a change in control, as described in the “Additional Rights in Certain Events” section below.

Unless the committee, in its discretion, otherwise determines, the following provisions of this paragraph will apply in the case of a non-employee director optionee whose services with us are terminated. If a non-employee director ceases to be a director for any reason other than death or disability, any then outstanding stock option of the non-employee director will be exercisable (but only to the extent exercisable immediately prior to ceasing to be a director) at any time prior to the expiration date of the stock option. Following the death or disability of an optionee during service as a non-employee director, all outstanding stock options of the optionee at the time of death or disability will be exercisable in full (whether or not so exercisable immediately prior to the death or disability of the optionee) by the optionee or the person entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option. All of the time periods for exercise of options described above in this paragraph apply to any person to whom a nonstatutory stock option has been transferred, if transfer was permitted.

The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash, the holder of an option may, if authorized by the committee, pay the option price in whole or in part by delivering to us, or by us withholding from the award, shares of our common stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash.

For incentive stock options, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000.

Unless and except to the extent otherwise determined by the committee in the case of a nonstatutory stock option, no stock option granted under the LTIP is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee’s lifetime only by the optionee. Stock options may not be transferred in exchange for consideration.

Subject to the foregoing and the other provisions of the LTIP, stock options granted under the LTIP may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the committee. No reload option rights or dividend equivalents may be granted in connection with any stock option.

Stock Appreciation Rights

The committee may grant stock appreciation rights in conjunction with a stock option or on a stand-alone basis. Stock appreciation rights granted in conjunction with a stock option, which we refer to as tandem stock appreciation rights, entitle the person exercising them to surrender the related stock option or any portion thereof without exercising the stock option and to receive from us that number of shares of our common stock with a fair market value, on the date of exercise of the stock appreciation right, equal to the excess of the fair market value of one share on such date over the fair market value per share on the grant date of the stock appreciation right, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered.

Tandem stock appreciation rights are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option. Tandem stock appreciation rights granted in conjunction with an incentive stock option are not exercisable unless the then fair market value of common stock exceeds the option price of the shares subject to the option.

Stand-alone stock appreciation rights entitle the person exercising them to receive from us that number of shares of our common stock with a fair market value, on the date of exercise of the stock appreciation right, equal to the excess of the fair market value of one share on such date over the exercise price, which exercise price may not be less than 100% of the fair market value per share on the grant date, multiplied by the number of shares covered by the stock appreciation right.

Unless the committee determines otherwise, or local law prohibits, the post-termination of employment and service provisions applicable to stock options also apply to stock appreciation rights. No dividend equivalents may be granted in connection with any stock appreciation right.

The committee may, in its discretion, determine that our obligation will be paid in shares of our common stock or cash, or partially in each.

Restricted Stock

Shares of restricted stock will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the committee may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the committee, include termination of employment and/or performance-based events) specified by the committee occur prior to the lapse of the restrictions. The restricted stock agreement between us and the awardee will set forth the number of shares of restricted stock awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the shares of restricted stock in whole or in part and such other terms and conditions as the committee in its discretion deems appropriate. In the case of awards to employees, the restriction period applicable to restricted stock may not be less than three years, with no more frequent than ratable vesting over such period, in the case of a time-based restriction, or one year in the case of a performance-based restriction, except that up to ten percent (10%) of the sub-limit of shares available for awards of restricted stock and other awards pursuant to which participants are not required to pay the fair market value for the shares represented thereby, as described under “General” above, may be granted as restricted stock with no minimum vesting period. Unless otherwise determined by the committee, or prohibited by local law, restricted stock is forfeited upon termination of employment or service prior to vesting, except for termination by reason of the awardee’s attainment of at least age 55 and with at least ten years of service credit, death, disability or sale of the business unit or subsidiary by which the awardee is employed, and is partially forfeited upon termination of service on or after age 55 with less than ten years of service credit.

Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, the shares of restricted stock will be held in escrow. Upon the lapse or termination of the restrictions (and not before), the share certificates, or record in book-entry form, will be delivered to the awardee. From the date a restricted stock award is effective, however, the awardee will be a stockholder with respect to the restricted stock and will have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions and limitations imposed by the committee.

Restricted Stock Units

Restricted stock units awarded by the committee will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the units while subject to restriction) as the committee may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the committee, include termination of employment and/or performance-based events) specified by the committee occur prior to the lapse of the restrictions. The restricted stock unit agreement between us and the awardee will set forth the number of restricted stock units awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted stock units in whole or in part and such other terms and conditions as the committee in its discretion deems appropriate.

In the case of awards to employees, the restriction period applicable to restricted stock units will be three years in the case of a time-based restriction, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction, one year, except that up to ten percent (10%) of the sub-limit of shares available for awards of restricted stock units and other awards pursuant to which participants are not required to pay the fair market value for the shares represented thereby, as described under “General” above, may be granted as restricted stock units with no minimum vesting period. Unless otherwise determined by the committee, or prohibited by local law, restricted stock units are forfeited upon termination of employment or service prior to vesting, except for termination by reason of the awardee’s attainment of at least age 55 and with at least ten years of service credit, death, disability or sale of the business unit or subsidiary by which the awardee is employed and are partially forfeited upon termination of service on or after age 55 with less than ten years of service credit. Restricted stock units may include the right to receive dividend equivalents. During the two and one-half months following the end of the year in which vesting occurs, the awardee shall be paid the fair market value of a share of common stock multiplied by the number of restricted stock units vested. In its discretion, the committee may determine that our obligation shall be paid in shares of common stock or cash, or partially in each.

Performance Share Units

A performance share unit granted by the committee under the LTIP shall represent a right to receive shares of common stock or cash, or any combination thereof based on the achievement, or the level of achievement, during a specified performance period of not less than one year, of one or more performance goals established by the committee at the time of the award. Performance share units may include the right to receive dividend equivalents.

The provisions of this paragraph apply in the case of performance share units that are intended to qualify as performance-based compensation under IRC Section 162(m). At the time a performance share unit is granted, the committee shall set forth in writing (i) the performance goals applicable to the award and the performance period during which the achievement of the performance goals shall be measured, (ii) the amount which may be earned by the participant based on the achievement, or the level of achievement, of the performance goals or the formula by which such amount shall be determined and (iii) such other terms and conditions applicable to the award as the committee may, in its discretion, determine. The terms so established by the committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any performance goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the participant based on such performance. The committee may retain the discretion to reduce (but not to increase) the amount of a performance share unit which will be earned based on the achievement of performance goals.

Performance goals shall mean one or more preestablished, objective measures of performance during a specified performance period, selected by the committee in its discretion. Performance goals may be based on one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; total return to stockholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; costs; stock price; investment performance of funds or accounts or assets under management; market share; charge-offs; non-performing assets; income; operating, net or pre-tax income; business diversification; operating ratios or results; cash flow. Performance goals based on such performance measures may be based either on our performance, or the performance any of our affiliates, branches, departments, business units or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the committee at the time of making a performance share unit award. The committee may in its discretion also determine to use other objective performance measures as performance goals.

Following completion of the applicable performance period, and prior to any payment of a performance award to the participant which is intended to qualify under IRC Section 162(m), the committee shall determine in accordance with the terms of the performance share unit and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.

In any one calendar year during a particular performance period, the maximum amount which may be earned by any single participant under awards (other than options and stock appreciation rights) that are intended to qualify as performance-based compensation under IRC Section 162(m) and may be earned based on the achievement of performance criteria specified in the LTIP is 800,000 shares of common stock or, if such award is payable in cash, the fair market value equivalent thereof. In the case of multi-year performance periods, the amount which is earned in any one calendar year of the performance period is the amount earned for the performance period divided by the number of calendar years in the period.

Performance share units granted by the committee and based upon the performance criteria provided under the LTIP are intended to qualify for the “performance based compensation” exception from the $1 million cap on deductibility of executive compensation imposed by IRC Section 162(m). Absent additional stockholder approval, no performance award intended to qualify under IRC Section 162(m) may be granted under the LTIP subsequent to our annual meeting of stockholders in 2013.

Deferred Stock Units

The committee may grant deferred stock units to participants. A deferred stock unit entitles the participant to receive a number of shares of common stock from us on a deferred payment date specified by the participant. The committee shall determine the terms and conditions of deferred stock units, subject to the same three-year and one-year minimum vesting requirements applicable to restricted stock units. Unless otherwise determined by the committee, deferred stock units entitle the participant to receive dividend equivalents, which are payable no earlier than the date payment is elected for the deferred stock unit.

Other Stock-Based Awards

The committee is authorized, subject to limitations under applicable law, to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as deemed by the committee to be consistent with the purposes of the LTIP, including, without limitation, purchase rights, shares of common stock awarded without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of common stock, as the committee in its discretion may determine. Other stock-based awards, excepting purchase rights, may include the right to receive dividends or dividend equivalents, as applicable. In the discretion of the committee, such other stock-based awards, including shares of common stock, or other types of awards authorized under the LTIP, may be used in connection with, or to satisfy our obligations or the obligations of any of our subsidiaries under, other compensation or incentive plans, programs or arrangements of us or any of our subsidiaries for eligible participants.

The committee shall determine the terms and conditions of other stock-based awards, subject to the same three-year and one-year minimum vesting requirements applicable to restricted stock units or restricted stock, as applicable. Any shares of common stock or securities delivered pursuant to a purchase right granted under the LTIP shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of common stock, or other property or any combination thereof, as the committee shall determine. However, the value of such consideration shall not be less than the fair market value of such shares of common stock or other securities on the date of grant of the purchase right.

Additional Rights in Certain Events

The LTIP provides for certain additional rights upon the occurrence of a change in control, as defined in the LTIP. Such an event is deemed to have occurred (i) when a beneficial owner of securities (other than us, any of our subsidiaries or any employee benefit plan sponsored by us, an underwriter for such entities or any beneficial owner in certain excluded transactions as described below) is entitled to 20% or more of our voting power, (ii) upon consummation of a merger, consolidation, statutory share exchange or similar transaction involving us, or any sale, lease or disposition of all or substantially all of our consolidated assets, excluding certain transactions as described below, (iii) when, during any period of not more than two years, the incumbent directors no longer represent a majority of our Board, or (iv) when our stockholders approve a plan of complete liquidation or dissolution. For purposes of the foregoing, transactions are excluded if (i) 55% or more of the total voting power of the surviving company’s voting securities are represented by voting securities outstanding immediately before the reorganization or sale (or securities into which such voting securities were converted immediately prior to the reorganization or sale), (ii) there is no beneficial owner entitled to 20% or more of the total voting power of the then-outstanding voting securities of the surviving company, and (iii) a majority of the board of directors of the surviving company were incumbent directors at the time our Board approved the initial agreement for such reorganization or sale.

Unless the agreement between us and the awardee otherwise provides, in the event the employment of a participant is terminated by us and any of our affiliates without cause within two years following a change in control (i) all outstanding stock options, stock appreciation rights and other exercise rights will become immediately and fully exercisable and may be exercised for a period of one year from the date of such termination of employment, but in no event after the expiration date of the stock option, stock appreciation right or other exercise right and (ii) all restrictions applicable to restricted stock and restricted stock units, deferred stock units and other stock-based awards under the LTIP will lapse and such awards will fully vest. Upon the occurrence of any change in control, all performance criteria and other conditions to payment of performance share units and other awards under which payments are subject to performance conditions shall be deemed to be achieved or fulfilled on a pro rata basis for the number of whole months elapsed from the commencement of the performance period through the date of the change in control at the actual performance level achieved or, if not determinable, in the manner specified by the committee at the commencement of the performance period, and shall be waived by us.

The committee may condition the acceleration, exercise period, lapse of restrictions and/or deemed achievement of performance goals upon the occurrence of a change in ownership or effective control of us or in the ownership of a substantial portion of our assets as determined under IRC Section 409A.

Possible Anti-Takeover Effect

The provisions of the LTIP providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted stock, restricted stock units, deferred stock units and other stock-based awards upon the occurrence of a change in control, and the deemed achievement of performance goals following a change in control may be considered as having an anti-takeover effect.

Miscellaneous

The maximum aggregate number of shares of our common stock which shall be available for the grant of stock options and stock appreciation rights to any one individual under the LTIP during any calendar year shall be limited to 4,000,000 shares. The Board may amend or terminate the LTIP at any time, except that the Board may not terminate any outstanding award and except that no amendment may be made without the approval of our stockholders if (i) the effect of the amendment is to make any changes in the class of employees eligible to receive incentive stock options or increase the number of shares for which incentive stock options may be granted under the LTIP or (ii) if stockholder approval of the amendment is required by the rules of any stock exchange on which the common stock may then be listed or (iii) for stock options, stock appreciation rights and performance share units and other awards granted under the LTIP to qualify as “performance based compensation” as then defined in the regulations under IRC Section 162(m) of the Code. Unless approved by stockholders, repricing of stock options, SARs and other purchase rights is not permitted and the purchase price of any such award may not be reduced after grant except to reflect stock splits and similar events. This prohibition applies to direct and indirect repricing, whether through amendment, cancellation, or replacement in exchange for another award or cash payment.

The committee may determine, and provide in an award agreement, that an award will be forfeited or must be repaid if the participant engages in competitive conduct, other than following a change in control, or other conduct that is materially adverse to our interests. Except to the extent provided in an award agreement, awards are not transferable. Awards may not be transferred in exchange for consideration.

New Plan Benefits

As further described in the “Director’s Compensation” section above, each non-management director will receive an award of restricted stock with a value equal to $110,000 shortly after the Annual Meeting if the stockholders approve the Long-Term Incentive Plan. The units will vest one year after their award and must be held for as long as the director serves on the Board. The units will accrue dividends, which will be reinvested in additional restricted stock units. The following table set forth the aggregate amounts of these awards to our non-executive directors.

Long-Term Incentive Plan

Name and Position	Dollar Value ($)

Non-Executive Director Group (14 total)	$1,540,000

Except as described above, the actual amount of other awards to be received by or allocated to participants or groups under the plan is not determinable in advance because the selection of participants who receive awards under the plan, and the size and type of awards to such individuals and groups are generally determined by the committee in its discretion.

The following table shows the awards granted in 2007 to all executive officers (including the named officers) as a group and to all non-executive officer employees as a group under predecessor plans and arrangements:

	Stock Option
	Number	Average	Restricted Stock and
	of Shares	Exercise Price	Restricted Share Units
	(#)	($)	(Number of Shares)

All executive officers as a group (20 persons)(1)	5,288,830	$43.70	2,208,727
All non-executive officer employees as a group	10,513,328	$40.88	2,333,767

(1)	Includes executive officers as of December 31, 2007, who received option grants in 2007.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of awards under present law.

Incentive Stock Options.  An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of our common stock. If shares of our common stock received upon the prior exercise of an incentive stock option are transferred to us in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a disqualifying disposition of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

Neither we nor any of our subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. Except as described in the “Other Tax Matters” section below, if an amount is treated as compensation received by an optionee because of a disqualifying disposition, we or one of our subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonstatutory Stock Options.  An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of our common stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

Except as described in the “Other Tax Matters” section below, we or one of our subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights.  An awardee will not recognize any taxable income for federal income tax purposes upon receipt of stock appreciation rights. The value of any common stock or cash received in payment of stock appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the common stock or cash. We generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Stock.  An awardee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under IRC section 83(b) to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in the “Other Tax Matters” section below, we or one of our subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Restricted Stock Units.  An awardee who receives restricted stock units will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any cash or shares of common stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of common stock. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Performance Share Units.  An awardee who receives a performance share unit will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any cash or shares of common stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of common stock. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Deferred Stock Units.  An awardee who receives a deferred stock unit will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any shares of common stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such shares of common stock. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters.  The exercise by an awardee of a stock option or stock appreciation right, the lapse of restrictions on restricted stock or restricted stock units, deferred stock units and other stock-based awards or the deemed achievement or fulfillment of performance awards following the occurrence of a change in control, in certain circumstances, may result in (i) a 20% federal excise tax (in addition to federal income tax) to the awardee on certain payments of our common stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock or restricted stock units, deferred stock units and other stock-based awards on all or a portion of the fair market value of the shares, units or cash on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to us or one of our subsidiaries as explained above. We and our subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of (i) restricted stock or restricted stock units or (ii) performance awards based on performance criteria other than those specified in the LTIP, if, as of the close of the tax year, the employee is our chief executive officer (or acts in that capacity) or is another “covered employee” as defined under the IRC (other than the chief executive officer), if the total compensation paid to such employee exceeds $1,000,000.

Action by Shareholders

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting in person or by proxy.

The Board of Directors unanimously recommends that you vote “FOR” approval of our Long-Term Incentive Plan.

APPROVAL OF THE BANK OF NEW YORK MELLON
EMPLOYEE STOCK PURCHASE PLAN

(Proposal 3 on your proxy card)

Background

The Bank of New York Mellon Employee Stock Purchase Plan, which we refer to in this section as the “ESPP,” was unanimously adopted by our Board on March 11, 2008, subject to the approval by our stockholders. If approved by our stockholders, the ESPP will replace the prior employee stock purchase plans maintained by Bank of New York and Mellon that we assumed in the merger. The principal features of the ESPP are summarized below. The summary is qualified in its entirety by the full text of the ESPP, which is set forth as Exhibit F to this proxy statement. Capitalized terms used in this proposal are defined in the ESPP.

General

The purpose of the ESPP is to provide an opportunity for our employees and employees of our subsidiaries and affiliates to purchase shares of our common stock through payroll deductions and thereby have an additional incentive to contribute to our success.

The aggregate number of shares that may be issued and sold under the ESPP is 7,500,000 shares of common stock, subject to proportionate adjustment in the event of stock splits and similar events.

Administration

The ESPP will be administered by our Human Resources and Compensation Committee. The committee will have the authority and responsibility for the administration of the ESPP. The committee may delegate to one or more individuals the day-to-day administration of, and other responsibilities relating to, the ESPP. The committee or its delegate will have full power and authority to promulgate any rules and regulations that it deems necessary for the proper administration of the ESPP, to interpret the provisions and supervise the administration of the ESPP, to establish required ownership levels for subsidiaries and affiliates, to identify eligible employees or the parameters by which they shall be identified, to make factual determinations relevant to ESPP entitlements and to take all necessary or advisable actions in connection with administration of the ESPP.

Eligibility of Employees

All of our full-time or part-time U.S. domestic salaried employees or those of any subsidiary or affiliate on the Offering Date are eligible to participate in the ESPP with respect to the Purchase Period commencing on such Offering Date, unless otherwise determined by the committee or its delegate. Certain non-U.S. full-time or part-time salaried employees, as specified by the committee or its delegate, may also participate in the ESPP. It is estimated that as of February 8, 2008, approximately 33,000 employees were eligible to participate in the ESPP.

Purchase Periods and Payroll Deductions

It is anticipated that there will be monthly Purchase Periods for the purchase of common stock under the ESPP. The first business day of each Purchase Period is an Offering Date and the last business day of each Purchase Period that is also a trading day is a Purchase Date. It is anticipated that the first Purchase Period will begin on September 1, 2008 and end on September 30, 2008. Subsequent Purchase Periods shall run consecutively following the termination of the preceding Purchase Period. The committee or its delegate has the power to change the commencement date or duration of the Purchase Periods.

An eligible employee may participate in the ESPP during any Purchase Period by filing a payroll deduction authorization form by the enrollment deadline established for the Purchase Period. A participant may authorize a payroll deduction between 1% and 10%, or such other percentage as specified by the committee prior to the commencement of a Purchase Period, in whole percentages, of the employee’s eligible compensation (base rate of cash remuneration, determined prior to any contractual reductions and excluding bonuses, overtime pay, severance, all other forms of special pay or compensation or amounts received from deferred compensation plans) to be deducted for each pay period ending during the Purchase Period and credited to a stock purchase account to be applied at the end of the Purchase Period to the purchase of common stock. No interest will be credited on payroll deductions, except when required by local law or as determined by the committee or its delegate.

Under procedures established by the committee or its delegate, a participant may discontinue payroll deductions under the ESPP at any time during a Purchase Period. If a participant discontinues participation during a Purchase Period, his or her accumulated payroll deductions will remain in the ESPP for purchase of common stock at the end of the Purchase Period, but no further payroll deductions will be made from his or her pay during such Purchase Period or future Purchase Periods. A participant’s withdrawal will not have any effect upon his or her eligibility to elect to participate in any succeeding Purchase Period.

Purchase of Common Stock

The purchase price of shares of common stock purchased under the ESPP is anticipated to be 95%, which we refer to as the “Designated Percentage,” of the fair market value of the common stock on the Purchase Date. However, the committee may change the Designated Percentage with respect to any future Purchase Period, but not below 85%.

On each Purchase Date, subject to certain limitations, a participant automatically purchases that number of full or fractional shares of common stock which the accumulated payroll deductions credited to the participant’s account at that time shall purchase at the applicable Purchase Price. Unless and until otherwise determined by the committee, all shares purchased under the ESPP shall be deposited, in book-entry form or otherwise, directly to an account established in the name of the participant. Upon the purchase, we will deliver to the participant a record of the common stock purchased. The committee or its delegate may require that dividends received on full and fractional shares acquired under the ESPP be applied to the purchase of additional shares, without any discount, and automatically reinvested in a dividend reinvestment plan or program we maintain, including a program maintained under the ESPP. Rights to purchase, which are granted to participants, may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and during the participant’s lifetime may be exercised only by the participant.

The maximum number of shares which may be purchased for any employee for any Purchase Period is limited to $25,000 divided by the fair market value of a share of common stock as of the last day of the Purchase Period, reduced by the number of shares purchased by an employee during any previous purchase periods ending in the same calendar year.

Termination of Employment

Participation in the ESPP will discontinue as of the date of termination of employment of a participating employee, whether by death, retirement, disability or otherwise. In the event of a participating employee’s termination of employment prior to the expiration of a Purchase Period, all amounts credited to the participant’s stock purchase account will remain in the ESPP for purchase of common stock at the end of the Purchase Period.

Amendment and Termination

The Board may amend or terminate the ESPP at any time, provided that without stockholder approval no amendment may (a) increase the total number of shares that may be issued and sold under the ESPP, other than for adjustments provided for in the ESPP, or (b) otherwise be made if shareholder approval is required by the rules of any stock exchange on which the common stock is listed. The committee may suspend the ESPP at any time.

If on the last day of a Purchase Period the number of shares purchasable by employees is greater than the number of shares remaining available under the ESPP, the committee will allocate the available shares among the participating employees in such manner as it deems equitable.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences under present law of the purchase of shares of common stock under the ESPP and dispositions of shares acquired under the ESPP.

For federal income tax purposes, participants in the ESPP are viewed as having been granted a stock option on the last day of a Purchase Period and as having exercised the stock option by the automatic purchase of shares under the ESPP on the last day of the Purchase Period. A participant will recognize taxable income on the date of exercise of the option (that is, the last day of a Purchase Period). The participant will recognize ordinary income equal to the amount by which the fair market value of the stock on the last day of such Purchase Period exceeded the purchase price of the shares. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the sale of the shares after such basis adjustment will be a capital gain or loss.

We or one of our subsidiaries or affiliates will generally be entitled to a deduction in the year of exercise equal to the amount of ordinary income recognized by the participant as a result of the exercise.

Action by Shareholders

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting in person or by proxy.

The Board of Directors unanimously recommends that you vote “FOR” approval of the adoption of The Bank of New York Mellon Corporation Employee Stock Purchase Plan.

APPROVAL OF EXECUTIVE INCENTIVE COMPENSATION PLAN

(Proposal 4 on your proxy card)

Background

On March 11, 2008, our Board of Directors, upon the recommendation of the Human Resources and Compensation Committee unanimously approved our Executive Incentive Compensation Plan, which we refer to in this section as the “EICP,” subject to stockholder approval at the Annual Meeting. If adopted by the shareholders, the EICP replaces the predecessor plans maintained by Bank of New York and Mellon. The principal features of the EICP are summarized below. A copy of the complete EICP is attached to this proxy statement as Exhibit G.

General

The purpose of the EICP is to promote our financial interests, including growth, by (i) attracting and retaining officers and key executives of outstanding competence; (ii) motivating officers and key executives by means of performance-related incentives; and (iii) providing competitive incentive compensation opportunities.

Our executive employees who are, or are expected to be, “covered employees” under IRC Section 162(m), and other executive employees selected for participation in the discretion of the committee administering the EICP; are eligible to participate in the EICP. It is expected that approximately 19 employees will be eligible to participate in the Plan.

The EICP includes provisions that protect our ability to take a tax deduction for performance-based awards made under the EICP, in conformance with IRC Section 162(m) and related regulations, in case certain executive officers who are awardees individually have more than $1,000,000 of compensation in any one year. In accordance with IRC Section 162(m), if you do not approve the EICP as proposed in this Proxy Statement no awards would be made under the EICP to the chief executive officer or any of our other three highest compensated executive officers, excluding the chief financial officer.

No awards may be granted under the EICP subsequent to our annual meeting of stockholders in 2013.

Administration

The EICP will be administered by the Human Resources and Compensation Committee, consisting of not less than two members of the Board. Each member of the committee must be an “outside director” as defined in IRC Section 162(m), a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” under the NYSE listing standards. The committee has the power to select employees to participate in the EICP, determine the size of awards under the EICP, approve payment of all awards, and make all necessary determinations under the EICP.

Performance Periods and Performance Goals

It is expected that there will be one-year performance periods under the EICP. The committee may also establish performance periods of different durations, including longer and multi-year periods, and shorter performance periods for individuals who are hired or become eligible after the commencement of the performance period. A new performance period will generally begin on January 1 of each calendar year and end on December 31 of that calendar year. Within 90 days after the beginning of each performance period, the committee will establish specific performance goals for the period. The performance goals are the specific targets and objectives established by the committee under one or more, or a combination of, absolute or relative values or a percentage of any of the following objective performance measures:

Earnings or earnings per share; total return to stockholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; costs; stock price; investment performance of funds or accounts or assets under management; market share; charge-offs; non-performing assets; income; operating, net or pre-tax income; business diversification; operating ratios or results; and cash flow.

The committee may designate one or more of the goals as applicable to our performance, the performance of an affiliate, any branch, department, business unit or portions thereof, and/or upon a comparison with performance of a peer group of corporations, prior performance periods or other measures selected or defined by the committee.

At the commencement of each performance period, the committee will also establish a payment schedule, setting forth the amount or percentage of an incentive pool to be paid based on the extent to which the performance goals for the performance period are actually achieved. The payment schedule may be expressed by any measure specified by the committee. Results against the performance goals will be determined and measured by an objective calculation method established by the committee at the time of establishment of the performance goals, and the committee may determine, at the time the performance goals are established, that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational or extraordinary items as defined by generally accepted accounting principles, will be excluded from the calculation of the performance goal.

Payment of any incentive award under the EICP is contingent upon the attainment of the pre-established performance goals. The amount of any incentive award paid may not exceed the amount established on the payment schedule. The committee may not increase any incentive award payable. The committee may, however, reduce or eliminate any incentive award payable, provided that the action will not result in any increase in the amount of any incentive award payable to any other EICP participant.

Termination of Employment

Unless the committee determines otherwise, in the event a participant’s employment is terminated prior to the date of payment of an incentive award, the participant will forfeit all rights to any award for such performance period.

Change in Control

Unless the committee determines otherwise, in the event a change in control occurs, as defined in our long-term incentive plan at the time of the event, the then-current performance period will end. All performance criteria and other conditions pertaining to awards will be deemed to be achieved or fulfilled on a pro rata basis for the number of whole months that have elapsed from the commencement of the performance period over the number of whole months in the original performance period, and measured at the actual performance level achieved or, if not determinable, in the manner specified by the committee at the commencement of the performance period, and shall be waived by us.

Payment of Incentive Awards

Incentive awards will be paid in cash during the two and one-half month period following the end of the year in which the performance period ends and after the committee has determined and certified in writing the extent to which the performance goals were attained and the incentive awards were earned, provided that the committee may determine to pay awards in our common stock, from the LTIP, or other applicable plan, or any combination of cash and stock.

The maximum amount payable in cash to any one participant under the EICP for any calendar year (or any portion thereof in the case of a performance period of less than one calendar year) is 0.5% of the Company’s pre-tax income from continuing operations, before the impact of the cumulative effect of accounting changes and extraordinary items, as disclosed on our consolidated statement of income for such year included within our report on Form 10-K as filed with the SEC. The amount payable for any one calendar year is measured for the year in which the relevant performance period ends, and for which the relevant performance goals are certified or achieved, regardless of the fact that payment may occur in a later year. In the case of multi-year performance periods, the amount which is earned for any one calendar year is the amount paid for the performance period divided by the number of calendar years in the performance period. For illustration, the maximum amount as calculated for 2007 combining both Bank of New York and Mellon would have been $19,100,000. The maximum is included for the purpose of complying with IRC Section 162(m) and in comparison, our 2007 incentive awards ranged from $937,500 to $7,500,000.

New Plan Benefits

The actual amount of compensation to be paid to participants under the EICP is not determinable in advance because it is substantially uncertain whether the minimum levels of performance necessary to achieve any level of incentive award under the EICP, and what levels of performance, will be realized. Additionally, the committee has retained discretion to reduce or eliminate the incentive awards payable to any participant under the EICP.

The following table sets forth the amount of awards that were received by each of the following individuals and groups for the last completed fiscal year and which would have been paid under the plan if it had been in effect:

Actual Amount of Awards ($)
Name and Position(1)	for Fiscal Year 2007

Messrs. Kelly, Renyi, Hassell, Van Saun, Elliott and O’Hanley	$33,600,000
Executive Group (19 individuals)	$62,302,000

(1)	Non-employee directors are not eligible to participate in the EICP and currently there are no non-executive officer participants; accordingly, both groups are omitted from the table.

Forfeiture of Awards

The committee may determine that an award will be forfeited or must be repaid if the participant engages in competitive conduct or other conduct that is materially adverse to our interests.

Amendment or Termination of EICP

We may amend, suspend or terminate the EICP at any time, subject to any shareholder approval requirements of IRC Section 162(m).

Possible Anti-Takeover Effect

The provisions of the Plan providing for the termination of the performance period and the deemed achievement of performance goals following a change in control may be considered as having an anti-takeover effect.

Federal Income Tax Consequences

Incentive Awards.  A participant will not recognize any taxable income for federal income tax purposes upon establishment of a payment schedule. Any cash or stock received pursuant to an incentive award will be treated as compensation income received by the participant generally in the year in which the participant receives such cash or stock. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the participant.

Additional Information.  We expect to award performance-based compensation under the EICP, which is exempt from the $1,000,000 annual deduction limit (for federal income tax purposes) of compensation paid by public corporations to each of our chief executive officer and three other most highly compensated executive officers in each fiscal year, excluding the chief financial officer, which limit is imposed by IRC Section 162(m). Because of ambiguities and uncertainties as to the application and interpretation of IRC Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by us to satisfy the requirements for deductibility under IRC Section 162(m) does in fact do so.

Action by Shareholders

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting in person or by proxy.

The Board of Directors unanimously recommends that you vote “FOR” approval of our Executive Incentive Compensation Plan.

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

(Proposal 5 on your proxy card)

The Audit and Examining Committee has appointed KPMG LLP as our independent registered public accountants for the year ending December 31, 2008.

We expect that representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions, and they will have the opportunity to make a statement if they desire.

While the Audit and Examining Committee retains KPMG LLP as our independent public accountants, the Board is submitting the selection of KPMG LLP to the stockholders for ratification upon the recommendation to do so by the Audit and Examining Committee. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of KPMG LLP as our independent registered public accountants for the year ending December 31, 2008. If the selection of KPMG LLP is not ratified by the stockholders, the Audit and Examining Committee will reconsider the matter. Even if the selection of KPMG LLP is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change is in our best interests.

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting in person or by proxy.

The Board of Directors unanimously recommends that you vote “FOR” approval of KPMG LLP as our independent registered public accountants for the year ending December 31, 2008.

STOCKHOLDER PROPOSAL REQUESTING ADOPTION OF CUMULATIVE VOTING

(Proposal 6 on your proxy card)

Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Ave, N.W., Suite 215, Washington, D.C. 20037, owner of 1,000 shares of our common stock, has given notice that she intends to present for action at the Annual Meeting the resolution set forth below. In accordance with the applicable proxy regulations, the proposal and supporting statements, for which we accept no responsibility, are set forth below:

RESOLVED:  “That the stockholders of The Bank of New York Mellon Corporation, assembled in Annual Meeting in person or by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more as he or she may see fit.”

Supporting Statement

REASONS:  “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 218,140,305 shares, representing approximately 39.7% of shares voting, voted FOR this proposal at The Bank of New York.”

If you AGREE, please mark your proxy FOR this resolution.

Board of Directors’ Response

The Board of Directors unanimously recommends a vote “AGAINST” this proposal for the following reasons:

This proposal was submitted for consideration at the 2007 Annual Meeting of The Bank of New York Company, Inc. and only approximately 38% of the shares voting, voted for this proposal.

The Board of Directors believes that the present system of voting for directors — whereby each share is entitled to one vote for each nominee for director — is more likely to assure that the Board will act in the interests of all of our stockholders. On the other hand, cumulative voting could make it possible for an individual stockholder or group of stockholders with special interests to elect one or more directors to our Board of Directors to represent their particular interests. Such a stockholder or group of stockholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of our stockholders. The election of a candidate representing a single segment of our stockholder base or interested in a narrow range of issues would not, in our Board’s view, advance the interests of our stockholders at large, further the cause of corporate governance, or promote the best board processes and dynamics. For example, we operate in a highly regulated environment and need directors who have expertise in and an understanding of complex regulatory and financial matters. The Board of Directors considers issues such as acquisitions, financings, deployment of assets and long-term corporate strategy. Directors who are elected by cumulative voting based on their stance on a single issue — such as CEO compensation — or representation of a particular interest group may not be effective directors because they could lack the background or experience to enable them to make informed decisions with respect to complex matters relating to our operations or strategy that are presented to the Board. By contrast, the system of voting that we presently utilize, and which is utilized by most major publicly traded corporations, promotes the election of a more effective Board of Directors in which each director represents the stockholders as a whole.

We also note that none of our peer companies currently utilize cumulative voting. In 2006, the stockholders of one of those peer companies approved the repeal of cumulative voting in its certificate of incorporation.

Accordingly, the Board of Directors unanimously recommends that you mark your proxy “AGAINST” adoption of this stockholder proposal.

STOCKHOLDER PROPOSAL WITH RESPECT TO A STOCKHOLDER VOTE ON AN ADVISORY RESOLUTION TO RATIFY THE COMPENSATION OF THE NAMED EXECUTIVES

(Proposal 7 on your proxy card)

The AFSCME Employees Pension Plan, 1625 L Street, N.W., Washington, D.C. 20036, which is the owner of 4,781 shares of our common stock, has advised us that it intends to present the following proposal at the Annual Meeting:

RESOLVED, that shareholders of Bank of New York Mellon Corporation (“BONY/Mellon”) request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholders meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Supporting Statement

In our view, senior executive compensation at the company has not always been structured in ways that best serve stockholders’ interests. For example, in 2006 Chairman Thomas Renyi received more than $236,000 in all other compensation, while CEO Robert Kelly received $937,977 in all other compensation, including $194,000 for personal use of aircraft, $66,093 for club memberships, and $47,824 in tax reimbursements.

We believe that existing U.S. corporate governance arrangements, including SEC rules and share exchange listing standards, do not provide stockholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practice, in the United Kingdom, public companies allow stockholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives stockholders a clear voice that could help shape senior executive compensation. A recent study of executive compensation in the U.K. before and after the adoption of the stockholder advisory vote there found that CEO cash and total compensation became more sensitive to negative operating performance after the vote’s adoption. (Sudhakar Balachandran et al., “Solving the Executive Compensation Problem through Shareholders Votes? Evidence from the U.K.” (Oct. 2007).)

Currently U.S. share exchange listing standards require stockholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Stockholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages.

Similarly, performance criteria submitted for stockholder approval to allow a company to deduct compensation in excess of $1 million are broad and do not constrain compensation committees in setting performance targets for particular senior executives. Withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction with the way in which the committee has administered compensation plans and policies in the previous year.

Accordingly, we urge the company’s board to allow stockholders to express their opinion about senior executive compensation by establishing an annual referendum process. The results of such a vote could provide the company with useful information about stockholders’ views on the company’s senior executive compensation, as reported each year, and would facilitate constructive dialogue between stockholders and the board.

We urge stockholders to vote for this proposal.

Board of Directors’ Response

The Board of Directors unanimously recommends a vote “AGAINST” this proposal for the following reasons:

In this proxy statement, we provide detailed and complete disclosure not only of our executive compensation practices and policies but of each element of compensation paid to our named executives and of the decisions of the Human Resources and Compensation Committee, which we refer to as the “committee,” relating to executive compensation for 2007 and 2008. The committee consists of independent directors who represent the interests of our stockholders. The committee has retained independent compensation consultants.

As detailed in our Compensation Discussion and Analysis, our executive compensation program provides long-term incentives tied to performance, takes into account the levels and forms of compensation necessary to recruit and retain talented executives in the competitive environment in which U.S. financial services companies operate, and responds to individual performance and circumstances. Further, in 2007, our total shareholder return was 19.4%, significantly outperforming the S&P 500 return of 5.5%, giving us the highest total shareholder return among widely-held U.S. financial institutions with a market capitalization over $50 billion and placing us in the top five among widely-held financial institutions worldwide with a market capitalization of over $50 billion. The Board believes that it is important to preserve the flexibility of our executive compensation program while the Board exercises appropriate oversight of executive compensation and stockholders receive full disclosure in this area. The Board believes that the existing system for determination and disclosure of executive compensation meets these objectives.

The proposal would create more confusion than clarity, to the detriment of our stockholders. Rather than simplify communications with the Board, the Board believes that the proposal would create confusion as to how the Board, the committee and management interpret the results of the non-binding referendum. The lack of clarity as to the meaning of the vote results would eliminate any benefits the proposal seeks to effectuate. Stockholders vote “for” or “against” matters for many different reasons and the Board, the committee and management would be left attempting to interpret the results under the proposed referendum. For example, if stockholders were to vote in favor of the executive compensation, the committee would not be able to determine if the vote signifies approval of our overall practices or if the vote merely signifies approval of a particular individual’s compensation or a particular component of the total compensation. Conversely, if stockholders were to vote against the executive compensation, the committee would not have a clear understanding of those aspects of executive compensation with which the stockholders did not agree. The proposal as worded seeks a single ratification vote on both executive compensation and the proxy statement’s narrative of material factors relating to compensation. There would thus be no means of determining whether a stockholder vote represented a reaction to the compensation paid to executives as such, or to the manner in which such compensation was explained. Also, the resolution would not permit stockholders, in voting upon executive compensation and proxy statement disclosure, to consider the critically important Compensation Discussion and Analysis. Instead of encouraging stockholders to take advantage of our current direct communication policy with our Board already in place (as described in the Corporate Governance Matters section above), the proposal advocates a single vote on a combination of many issues, which gives rise to an unfocused, more confusing and less effective mechanism for communicating with directors.

The Board of Directors believes that it is in the best position to decide the levels and elements of executive compensation and that an advisory vote would not enhance the Board’s processes in the area of executive compensation or further good corporate governance. We would note that, to our knowledge based on published reports, at this time only three U.S. public companies have implemented a shareholder advisory vote on executive compensation. In addition, to our knowledge, none of our peers and competitors would be similarly bound by a referendum on compensation. Accordingly, the adoption of this proposal would put us at a competitive disadvantage with similarly situated peers and competitors who do not have such a process in place, and could ultimately have a negative impact on stockholder value. We believe this would make it more difficult for us to attract and retain senior management. In our industry, human capital is one of our most important assets, and we believe that adoption of the proposal could lead to a perception among senior executives and top producers that compensation opportunities with us may be limited or negatively affected by the advisory vote when compared with opportunities at our peers and competitors. In addition, if implemented, our Board’s decisions regarding executive compensation would be subject to the equivalent of second guessing and this may impair our ability to attract and retain individuals willing to serve as directors, to the detriment of our stockholders.

Accordingly, the Board of Directors unanimously recommends that you mark your proxy “AGAINST” adoption of this stockholder proposal.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Stockholder proposals intended to be included in our proxy statement and voted on at our 2009 annual meeting of stockholders must be received at our offices at One Wall Street, New York, New York 10286, Attention: Corporate Secretary, on or before November 14, 2008. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in the 2009 annual meeting proxy statement and form of proxy.

Pursuant to our by-laws and applicable SEC rules and regulations, in order for any business not included in the proxy statement for the 2009 annual meeting of stockholders to be brought before the meeting by a stockholder entitled to vote at the meeting, the stockholder must give timely written notice of that business to our Corporate Secretary. To be timely, the notice must not be received any earlier than November 14, 2008 (120 days prior to March 14, 2009), nor any later than December 14, 2008 (90 days prior to March 14, 2009). The notice must contain the information required by our by-laws. The foregoing by-law provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules and referred to in the paragraph above. A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described above. A copy of our by-laws is available upon request to: The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286, Attention: Corporate Secretary. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

OTHER BUSINESS

As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.

Arlie R. Nogay
Corporate Secretary

March 14, 2008

EXHIBIT A

Human Resources and Compensation Committee

Charter

Human Resources and Compensation Committee
of the Board of Directors
of The Bank of New York Mellon

Purposes, Resources and General Considerations

The Human Resources and Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) for the following purposes:

•	to review and approve corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives and, to determine and approve the CEO’s Compensation on the basis of its evaluation;

•	to oversee executive compensation;

•	to make recommendations concerning equity-based plans that are subject to Board approval;

•	to produce a compensation committee report on Executive Officer compensation as required by the Securities and Exchange Commission to be included in the listed company’s annual proxy statement or annual report on Form 10-K filed with the SEC;

•	to have general oversight responsibility for the employee compensation and benefit policies and programs of the Corporation;

•	to have general oversight responsibility for the management development and succession programs of the Corporation;

•	to have specific responsibility for the development and oversight of a succession plan for the position of CEO;

•	to oversee the Corporation’s programs for diversity and inclusion;

•	to administer and make awards under the Corporation’s various equity-based employee incentive plans; and

•	to oversee certain retirement plans sponsored by the Corporation with the objective that, on behalf of the Corporation as plan sponsor:

A. they provide an appropriate level of benefits in a cost effective manner to meet the needs and objectives of the Corporation in sponsoring such plans, including the objective of providing competitive compensation and retaining employees;

B. they are properly and efficiently administered in accordance with their terms, to avoid unnecessary costs and to minimize any potential liabilities to the Corporation;

C. the Corporation’s responsibilities as plan sponsor are satisfied; and

D. financial and other information with respect to such plans is properly recorded and reported in accordance with applicable legal requirements.

In carrying out its responsibilities, each Committee member shall be entitled to rely on the integrity and expertise of those persons, both internal and external, providing information to the Committee, and on the accuracy and completeness of such information, absent actual knowledge to the contrary.

The Committee will have the resources and authority appropriate to discharge its responsibilities, including sole authority to retain and terminate the engagement of such compensation consultants, independent counsel or other consultants or experts to advise the Committee as the Committee may deem necessary or helpful in carrying out its responsibilities, and to establish the fees and other terms for the retention of such consultants and counsel, such fees to be borne by the Corporation.

As used in this Charter, (i) “Compensation” shall include salary and any bonuses, equity awards, retirements benefits, deferred compensation benefits and, where appropriate, perquisites; (ii) “Corporation” means The Bank of New York Mellon and its subsidiaries, and (iii) “Executive Officers” means those persons from time to time determined by the Board of Directors to be “officers” as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934 (the “Exchange Act”) or any successor provision or “Executive Officers” as defined in Rule 3b-7 under the Exchange Act or any successor position (which groups shall consist of the same officers).

Composition, Meetings and Procedures

Subject to the provisions of Article Five of the Corporation’s By-Laws, the Committee members and its Chairman shall be appointed annually by the Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee and shall serve at the pleasure of the Board of Directors.

Subject to the provisions of Article Five of the Corporation’s By-Laws, the Committee shall consist of three or more members, who shall (a) satisfy (i) the independence and any other requirements of the listing standards of the New York Stock Exchange and (ii) any applicable legal requirement for members of a committee with the duties of the Committee, and (b) qualify as (i) “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended and (ii) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Except as limited by law, regulation or the rules of the New York Stock Exchange, the Committee may form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittees or to members of the Corporation’s management such power and authority as it deems appropriate, provided, however, that any such subcommittees shall meet all applicable independence requirements and that the Committee shall not delegate to persons other than independent directors any functions that are required — under applicable law, regulation, or stock exchange rule — to be performed by independent directors.

The Committee shall meet as frequently as necessary to fulfill its duties and responsibilities, but not less frequently than quarterly. A meeting of the Committee may be called by its chairman or any member.

Minutes of the meetings will be approved by the Committee and maintained by the Committee. The Committee shall report its activities to the Board of Directors on a regular basis. The agenda for each regularly scheduled Committee meeting shall provide time during which the Committee can meet separately, without members of management present, in executive session.

Specific Responsibilities and Duties

Duties Related to Executive Compensation

The Committee shall have the responsibility to:

•	establish the Compensation of (a) the Chief Executive Officer (as more fully described below) and (b) each other Executive Officer and member of the Corporation’s Executive Committee;

•	administer and make equity and/or cash awards under plans adopted for the benefit of officers and other employees of the Corporation to the extent required or permitted by the terms of such plans, establish any related performance goals, and determine whether and the extent to which such goals have been attained;

•	in determining the long-term incentive compensation component of the Compensation of the CEO, consider, among other factors, the Corporation’s performance and relative stockholder return, the value of incentive awards made to chief executive officers at comparable companies, the awards given to the

CEO in past years, the terms of any employment agreement with the CEO, the economic environment and general market conditions;

•	in determining the CEO’s base salary, consider the terms of any existing employment agreement and such additional factors as the Committee deems appropriate;

•	periodically review the appointment, promotion, performance and potential of senior managers of the Corporation and the potential successors of such senior managers, and make reports and recommendations to the Board of the Corporation with respect to such matters to the extent it deems appropriate;

•	periodically review programs to facilitate the selection and development of key managers;

•	review succession plans for the CEO and other Executive Officers and members of the Corporation’s Executive Committee;

•	review the Corporation’s annual Compensation Discussion and Analysis, discuss it with management and, on the basis of that review and discussion, recommend that it be included in the Corporation’s annual report on Form 10-K or the Corporation’s proxy statement;

•	authorize the publication of the “Compensation Committee Report” over the names of its members;

•	establish stock ownership guidelines for Executive Officers and other members of the Corporation’s Executive Committee, and periodically review compliance with such guidelines;

•	review and approve employment agreements with Executive Officers and other members of the Corporation’s Executive Committee;

•	with regard to employee benefit and compensation plans:

A. review, adopt and, where required, recommend to the Board for approval, all new equity-based employee benefit plans and any material changes to existing equity-based employee benefit plans, provided, however, that, to the extent provided by the rules of the New York Stock Exchange, amendments to equity-based incentive plans may be made only upon approval of the Corporation’s stockholders;

B. review, adopt, approve and amend any non-equity-based incentive-compensation plans in which Executive Officers and other members of the Corporation’s Executive Committee may participate; and

C. review, adopt, and amend any other employee benefit plans that cause material increases in expenses, except to the extent the authority to take such actions has been delegated to management;

•	annually review and assess the adequacy of this Charter and, as necessary or appropriate, recommend changes to the Board of Directors (the Charter to be available to the public on the Corporation’s website and in printed form upon request);

•	annually arrange for an evaluation (which may be a self-evaluation) of the Committee’s performance, which performance evaluation shall be conducted in such manner as the Committee and the Corporate Governance and Nominating Committee deem appropriate; and

•	perform any other activities consistent with this Charter, the Corporation’s By-Laws and governing law as the Board of Directors shall specifically delegate to the Committee.

Duties Related to Welfare Plans

Except as otherwise specified herein, the Committee delegates (a) to the Corporation’s management the settlor responsibilities for (i) the Corporation’s welfare plans, as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (ii) any similar health and welfare plans (the plans mentioned in clauses (i) and (ii) being collectively referred to as the “Welfare Plans”), and (b) to the head of the Corporation’s Human Resources Department the fiduciary responsibilities, if any, for the Welfare Plans.

Duties Related to Pension Plans

The Committee shall provide oversight for pension, savings, employee stock ownership, deferred compensation and all other retirement plans (collectively, the “Pension Plans”), including, for any Pension Plans subject to the funding, administrative or fiduciary responsibility rules of ERISA, oversight of management’s attestation that the Plans are in substantial compliance with ERISA.

On at least an annual basis, the Committee shall review financial information relating to the assets, changes in actuarial assumptions and potential funding requirements of the Pension Plans.

The Committee shall periodically receive reports on filings made with government agencies or other regulatory authorities relating to the financial status of the Pension Plans.

The Committee may receive periodically reports on significant issues related to the Corporation’s non-U.S. based retirement programs.

In no event shall the Committee act as a named fiduciary (within the meaning of ERISA) of the Pension Plans, meaning, among other things, that the Committee shall have (a) no discretionary authority to manage or administer any Pension Plan, and (b) no investment authority with respect to any assets of the Pension Plans. Such authority is expressly reserved for the Named Fiduciary Committee or Committees of each Pension Plan.

EXHIBIT B

Corporate Governance and Nominating Committee

Charter

Corporate Governance and Nominating Committee
of the Board of Directors
of The Bank of New York Mellon

Purposes, Resources and General Considerations

The Corporate Governance and Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) for the following purposes:

•	to review and identify individuals qualified to become Board members, consistent with criteria approved by the Board;

•	to recommend to the Board the director nominees for the next annual meeting of shareholders and to fill vacancies on the Board, subject to the provisions of Article Five of the Corporation’s By-Laws;

•	to develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation and proposed changes to such guidelines from time to time as may be appropriate; and

•	to oversee the evaluation of the Board and the committees of the Board and of management (the latter by reference to the Human Resources and Compensation Committee).

In carrying out its responsibilities, each Committee member shall be entitled to rely on the integrity and expertise of those persons providing information to the Committee and on the accuracy and completeness of such information, absent actual knowledge to the contrary.

The Committee will have the resources and authority necessary to discharge its responsibilities, including sole authority to retain and terminate the engagement of such consultants or independent counsel to the Committee as it may deem helpful in carrying out its responsibilities, and to establish the fees and other terms for the retention of such consultants and counsel, such fees to be borne by the Corporation.

Composition, Meetings and Procedures

Subject to the provisions of Article Five of the Corporation’s By-Laws, (a) the Committee will consist of three or more Directors who satisfy, as determined by the Board, the requirements of the New York Stock Exchange Listing Standards, including those with respect to independence, and any additional requirements that the Board deems appropriate, and (b) Committee members and the Committee Chairman shall be appointed annually by the Board on the recommendation of the Committee and serve at the pleasure of the Board.

Except as limited by law, regulation or the rules of the New York Stock Exchange, the Committee may form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittees or to members of the Corporation’s management such power and authority as it deems appropriate, provided, however, that any such subcommittees shall meet all applicable independence requirements and that the Committee shall not delegate to persons other than independent directors any functions that are required — under applicable law, regulation, or stock exchange rule — to be performed by independent directors.

The Committee shall meet as frequently as is necessary to fulfill its duties and responsibilities, but not less frequently than three times per year. A meeting of the Committee may be called by its chairman or any member.

The Committee may request any officer or employee of the Corporation, or any special counsel or advisor, to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

Minutes of its meetings will be approved by the Committee and maintained on its behalf. The Committee shall report its activities to the Board on a regular basis and make such recommendations as it deems necessary or appropriate.

Specific Responsibilities and Duties

The Committee shall develop, recommend to the Board, and review periodically the Corporate Governance Guidelines and shall review and make recommendations to the Board concerning corporate governance issues that may arise from time to time.

The Committee shall lead the search for qualified directors, review qualifications of individuals suggested by shareholders and directors as potential nominees, and identify nominees who are best qualified. The criteria for selecting nominees for election as directors of the Corporation shall include, but not be limited to, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board (in all aspects of that term) and the candidate’s ability to devote the necessary time to service as a Director (including directorships held at other corporations and organizations).

The Committee shall recommend to the Board the nominees to be proposed by the Corporation for election as directors of the Corporation at the annual meeting of stockholders or to fill vacancies on the Board.

The Committee shall consider candidates recommended by the Corporation’s shareholders in accordance with the procedures set forth in the Corporation’s annual proxy statement.

When considering a person to be recommended for re-nomination as a Director of the Corporation, the Committee shall consider, among other factors, the attendance, preparedness, participation and candor of the individual as well as the individual’s satisfaction of the criteria for the nomination of Directors set forth in the Corporate Governance Guidelines.

The Committee shall approve the service of the Chairman and the Chief Executive Officer as directors or trustees of other institutions and organizations and approve indemnification for such service.

Periodically, the Committee shall review contributions by the Corporation and any foundation established by the Corporation to director-related not-for-profit organizations for potential conflicts of interest, or the appearance thereof.

Annually, the Committee shall review compliance of the members of the Corporation’s Board of Directors with the Corporation’s Code of Conduct.

The Committee shall review and recommend to the Board policies regarding Director stock ownership.

The Committee shall consider the process for the orientation and continuing education of Directors.

Review of Board Committee Structure and Board Size

Subject to the provisions of Article Five of the Corporation’s By-Laws, the Committee shall (a) review the Board’s committee structure and responsibilities and recommend to the Board directors to serve as members of each committee, (b) review committee composition annually and recommend the appointment of new committee members, as necessary, and (c) periodically consider the appropriate size of the Board and recommend to the Board changes in Board size as warranted.

Review of Compensation and Benefits of Non-Management Directors

The Committee shall review on an annual basis non-employee director compensation and benefits and make recommendations to the Board on appropriate compensation. The Committee shall approve compensation arrangements for non-employee members of the boards of directors of the Corporation’s significant subsidiaries.

Board Evaluation

The Committee shall oversee the evaluations of the Board and committees of the Board and, unless performed by the Human Resources and Compensation Committee, the Corporation’s senior managers.

Annual Performance Evaluation and Charter Review

Annually, there shall be a performance evaluation of the Committee, which may be a self-evaluation or an evaluation employing such other resources or procedures as the Committee may deem appropriate. The Committee will review and assess the adequacy of this charter annually and recommend changes to the Board when necessary.

EXHIBIT C

Audit and Examining Committee

Charter

Audit and Examining Committee of the Board of Directors
of The Bank of New York Mellon

General Purpose and Function of the Committee

The Committee will assist the Board in fulfilling its oversight responsibilities in respect of:

•	the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance and accounting;

•	the integrity of the Corporation’s financial statements;

•	the performance of the Corporation’s internal audit function;

•	the registered independent public accountants’ qualifications, independence and performance; and

•	compliance with legal and regulatory requirements.

The Committee’s function is one of oversight, recognizing that the Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent public accountants are responsible for auditing those statements. In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the work of the Corporation’s independent public accountants or the auditing standards applied. Each Committee member shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and on the accuracy and completeness of the financial and other information provided to the Committee, absent actual knowledge to the contrary.

Annually, the Committee will prepare an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Corporation’s proxy statement.

The Committee is responsible for maintaining open communication between the Committee and the registered independent public accountants, internal auditors, management, and the Board of Directors.

Composition, Membership and Tenure

Subject to the provisions of Article Five of the Corporation’s By-Laws, the Committee shall consist of three or more members who satisfy the New York Stock Exchange (“NYSE”) listing standards and other applicable rules and regulations. All members will be “financially literate” and at least one member will have “accounting or related financial management expertise.” The Board of Directors will determine whether any member of the Audit Committee is an “audit committee financial expert” as defined by rules of the SEC.

If any member of the Committee simultaneously serves on the audit committees of more than two other public companies, the Board shall determine whether such simultaneous service would impair the member’s ability to serve effectively on the Committee and disclose the determination in the proxy statement.

Subject to the provisions of Article Five of the Corporation’s By-Laws, (a) the composition of the Committee and its independence shall be reviewed annually by the Corporate Governance and Nominating Committee and the Board of Directors, and (b) Committee members serve at the pleasure of the Board.

Duties and Responsibilities

Registered Independent Public Accountants

The Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of any registered independent public accountants engaged to prepare an audit report or to perform other audit, review or attest services for the Corporation, and such registered independent public accountants will report directly to the Committee. Annually, the Committee shall recommend that the Board request shareholder ratification of the appointment of the registered independent public accountants. The Committee also has the direct responsibility to evaluate and, when appropriate, to remove the registered independent public accountants.

The Committee shall discuss with the registered independent public accountants the overall scope and plans for its audit, including the adequacy of staffing. The Committee shall review with the registered independent public accountants the results of the audit, and the Committee shall discuss any management or internal control letter issued or proposed to be issued by the registered independent public accountants.

The Committee shall perform an annual evaluation of the registered independent public accountants’ qualifications, performance, and independence and the performance of the lead engagement partner. In this connection, at least annually, the Committee shall obtain and review a report by the registered independent public accountants describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; the results of the most recent review of the firm by the Public Company Accounting Oversight Board; and (to assess the registered independent accountants’ independence) all relationships between the registered independent public accountants and the listed company (including, in the latter regard, the annual communications required under Independence Standards Board Standard No. 1). The Committee shall discuss with the independent accountants their independence and the matters required to be discussed by Statements on Auditing Standards 114 (successor to Statements on Auditing Standards 61), 89, and 91 (regarding the audited financial statements) and 100 (regarding the interim financial statements), as amended, and any other applicable auditing standards.

The Committee shall discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and shall consider whether there should be a regular rotation of the audit firm itself.

The Committee shall review with the registered independent public accountants any audit problems or difficulties, including any restrictions on the scope of the registered independent public accountants’ activities or on access to requested information and any significant disagreements with management and management’s response. The Committee shall oversee the process for the resolution of any such disagreement.

The Committee shall annually receive from the independent public accountants a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the registered independent public accountants: (i) the audit of the Corporation’s annual financial statements and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q or services that are normally provided by the registered independent public accountants in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, in the aggregate and by each major type of service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each major type of service; and (iv) all other products and services provided by the registered independent public accountants, in the aggregate and by each major type of service.

The Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by the independent public accountants. In its discretion, the Committee may delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the registered independent public accountants, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. As an alternative to pre-approving each audit and non-audit service, the Committee may establish and disclose policies and procedures for pre-approval, provided that they meet the requirements of applicable laws and regulations.

Chief Auditor and Internal Audit Function

The Committee shall approve the appointment and periodically review the performance and replacement/rotation of the Chief Auditor, who will report directly to the Committee. Annually, or at other appropriate intervals, the Committee shall review and set the compensation of the Chief Auditor.

At least annually, the Committee shall review the organizational structure, qualifications, independence and performance of the internal audit department and the scope of its planned activities. Annually, the Audit Committee shall discuss with the registered independent public accountants and the Chief Auditor the responsibilities, budget and staffing of the internal audit department. The Committee shall approve audit plans (and amendments to audit plans), resources and budgets.

The Committee shall review significant issues identified by internal auditors together with management’s responses and follow-up.

Audited Financial Statements and Quarterly Financial Statements

The Committee shall meet to review with management, the registered independent public accountants, and the Chief Auditor the Corporation’s annual consolidated financial statements and the related opinion thereon, and the quarterly financial statements and report thereon, prior to the filing of such documents with the SEC. In this regard, the Committee shall consider (as may apply to such annual or quarterly statements) (i) the Corporation’s specific disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, (ii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements, (iii) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including any significant changes in the Corporation’s selection or application of accounting principles and any information presented regarding alternative GAAP methods or treatments and the effect that such alternatives would have on the financial statements, (iv) any other matters communicated to the Committee by the registered independent public accountants under generally accepted auditing standards, and (v) any management letter or schedule of unadjusted differences. The Committee shall review the registered independent public accountants’ judgments about the quality and appropriateness of the accounting principles applied in the Corporation’s financial reporting, and shall review and assess the reasonableness of analyses prepared by management and the registered independent public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements. Annually, on the basis of its review and discussion of such matters, the Committee shall recommend to the Board of Directors that the audited financial statements be included in the Corporation’s annual report on Form 10-K for filing with the SEC,

Internal Control Over Financial Reporting

Quarterly, the Committee shall receive and consider a report from the Disclosure Committee and reports concerning the Corporation’s internal control over financial reporting, including (i) information about (a) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting, and (ii) management’s responses to any such circumstance. The Committee shall discuss such matters with the Corporation’s chief executive officer and chief financial officer.

Annually, the Committee shall review management’s report on internal control over financial reporting to be included in the Corporation’s Annual Report on Form 10-K. The Committee shall also review the registered independent public accountants’ attestation and report on management’s assessment regarding the Corporation’s internal controls over financial reporting.

The Committee will review with management and the registered independent public accountants the content and the basis for reports relating to internal controls over financial reporting as required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

Press Releases and Information Provided to Analysts and Rating Agencies

The Committee or, in its discretion, the Chairman of the Committee, shall discuss with management, the Chief Auditor and/or the registered independent public accountants, as appropriate, the types and presentation of information to be included in the Corporation’s earnings press releases and financial information and earnings guidance, if any, provided to analysts and rating agencies.

Oversight of Compliance with Laws and Regulations, Tax Policy and Risk Management

The Committee will review with management, the General Counsel, the Chief Compliance Officer, and the Chief Auditor the Corporation’s compliance with laws and regulations, and will also review management’s assessment of the Corporation’s compliance with respect to laws and regulations.

The Committee will periodically review with management the Corporation’s policies and positions taken on tax issues.

The Committee will review and discuss policies with respect to risk assessment and risk management. The Committee may discharge this duty by receiving and discussing at least annually a report from the Risk Committee of the Board of Directors summarizing its review of the Corporation’s methods for identifying and managing risks.

The Committee will receive from the Chief Compliance Officer the results of all significant regulatory examination reports, if any, and management’s responses thereto. The Committee will receive quarterly reports from the Chief Compliance Officer on the Corporation’s compliance program and any significant compliance matters and, at least once each quarter, shall have an executive session with the Chief Compliance Officer. The Committee will periodically review the scope of the work of the Compliance Department.

The Committee will receive from the General Counsel a quarterly report on all significant litigation and investigations and periodic updates on these matters as warranted by circumstances.

The Committee will receive from the Chief Compliance Officer each year a report on compliance with the Code of Conduct.

Separate Meetings with Chief Auditor, Registered Independent Public Accountants and General Counsel

Every regular meeting of the Committee shall include a separate executive session with each of the Chief Auditor, the Corporation’s registered independent public accountants, and the Corporation’s General Counsel.

Hiring Policies for Employees or Former Employees of Registered Independent Public Accountants

The Committee shall set a clear hiring policy for employees or former employees of the registered independent public accountants. Unless subsequently amended, such policy shall be that the Corporation will not hire any employee or former employee of the registered independent public accountants if such hiring would cause the registered independent public accountants to cease to be independent under applicable rules of the SEC.

Annual Review of Senior Officers’ Perquisites and Expense Accounts and of Procedures for Preparation of the Compensation Disclosure and Analysis

Annually, the Committee shall review the perquisites and travel and entertainment expenses of the Corporation’s Named Executive Officers whose compensation is reported in detail in the Company’s proxy statement for the most recently completed fiscal year, and shall review the Corporation’s procedures and controls for the preparation of the Compensation Disclosure and Analysis to be included in the proxy statement.

Committee Minutes and Regular Reports to the Board of Directors

The Committee shall maintain minutes of meetings and regularly report to the Board of Directors on significant results.

Whistleblower Complaints

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

Mellon Trust of New England, Mellon United National Bank, Mellon 1st Business Bank, N.A., and The Bank of New York Trust Company, N.A.

If required, the Committee may perform certain functions appropriate to an audit committee for Mellon Trust of New England, National Association, Mellon United National Bank, and Mellon 1st Business Bank, National Association, and The Bank of New York Trust Company, N.A.

Reports of Lawyers Concerning Evidence of Material Violations

The Committee shall review and discuss any reports received from attorneys with respect to evidence of material securities law violations or material breaches of fiduciary duties that were reported to the General Counsel or the Chief Executive Officer and not resolved to the satisfaction of the reporting attorney.

Meetings

The Committee shall meet as frequently as necessary to fulfill its duties and responsibilities, but not less frequently than quarterly. A meeting of the Committee may be called by its chairman or any member.

Authority, Resources and Access to Personnel, Books and Records

The Committee has the authority to engage such independent counsel and other advisors and to carry out such investigations as it deems necessary to discharge its duties. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The Corporation shall also pay such amounts as the Committee deems appropriate as compensation of any legal or other advisors employed by the Committee, and ordinary administrative expenses of the Committee.

At all times, the Committee shall have access to the books and records of the Corporation and to such management and other personnel as it deems necessary or helpful in discharging its duties.

Committee Charter

The Committee will review and assess the adequacy of this written charter annually and recommend changes to the Board of Directors when necessary.

This charter will be published on the Corporation’s Website and in the Annual Proxy Statement, as required, and will be available in written form upon request.

Subcommittees and Delegation

Except as limited by law, regulation or the rules of the NYSE, the Committee may form subcommittees for any purpose that it deems appropriate and may delegate to such committees or to other committees of the Board such power and authority as it deems appropriate.

Annual Performance Evaluation

Annually, there shall be a performance evaluation of the Committee, which may be a self-evaluation or an evaluation employing such other resources or procedures as the Committee and the Corporate Governance and Nominating Committee may deem appropriate.

EXHIBIT D

THE CODE OF CONDUCT

Our Code of Conduct provides the framework to maintain the highest standards of professional conduct. The Code of Conduct is a statement of the Company’s values and ethical standards, and all employees and directors are required to adhere to its principles to ensure that we protect our most valuable asset, the reputation of The Bank of New York Mellon Corporation and its subsidiaries (the Company).

Through the Code of Conduct, we are guided by the following principles:

•	Compliance with all applicable laws, regulations, policies and procedures is essential to our success and is required of every employee and director.

•	All of our decisions and acts are proper, in terms of our own sense of integrity and how these acts might appear to others.

•	Our interactions with present or prospective customers, suppliers, government officials, competitors, and the communities we serve comply with applicable legal requirements and follow the highest standards of business ethics.

•	We are honest, trustworthy, and fair in all of our actions and relationships with, and on behalf of, the Company.

•	Our books and records are maintained honestly, accurately, and in accordance with acceptable accounting practices.

•	We avoid situations in which our individual personal interests conflict, may conflict or may appear to conflict with the interests of the Company or its customers.

•	We secure business based on an honest, competitive market process, which contributes to the Company’s earnings by providing customers with appropriate financial products and services.

•	We maintain the appropriate level of confidentiality at all times with respect to information or data pertaining to customers, suppliers, employees or the Company itself.

•	We protect and help maintain the value of the Company’s assets, including facilities, equipment, and information.

•	We act professionally and respect the dignity of others.

•	We contribute to the effectiveness of the Code of Conduct by notifying management, or the non-management directors, whenever violations or possible violations are observed or suspected.

Employees and directors must apply the principles of the Code of Conduct in all of their business dealings and in every aspect of their employment by, or directorship of, the Company. The principles apply to all forms of communication, including voice, written, e-mail, and the Internet.

Employees and directors must consider their actions in light of how they might be interpreted by others and whether they are behaving appropriately and performing in the best overall interests of the Company. Compliance with the spirit and the letter of the Code of Conduct is critical and required. The Code of Conduct is set forth below. More extensive direction to help employees understand and apply the principles of the Code of Conduct is provided in the Interpretive Guidance, which is also required reading for all employees.

Avoiding Conflicts of Interest

Employees and directors must make all business decisions for the Company free of conflicting outside influences. Employee and director conflicts of interest, or potential conflicts of interest, must be identified and addressed appropriately. Employees are subject to restrictions with respect to compensation offered and received, gifts and entertainment presented and received, personal fiduciary appointments, acceptance of bequests, outside employment and other affiliations, signing authority on accounts at the Company, and holding a political office. Employees are required to disclose conflicts and potential conflicts in the above categories, as well as conflicting or potentially conflicting relationships with customers, prospects, suppliers, and other employees. Senior managers must review disclosures and determine whether individual employee situations are acceptable because they do not present a conflict of interest for the Company. Directors are required to disclose their potential conflicts of interest to the Chief Executive Officer or the General Counsel for their review.

Proper Use and Care of Information and Proper Record Keeping

The Company recognizes its obligation to shareholders, customers, and employees to ensure the protection, confidentiality, and integrity of all forms of data and information entrusted to it; employees and directors must maintain this confidentiality, even after they leave the Company. Employees and directors must also prevent misuse of confidential information, such as improper insider trading, trading upon material non-public information, and disclosing confidential information.

All entries made to books and records must be accurate and in accordance with established accounting and record-keeping procedures and sound accounting controls. Books and records must also be retained, as required, to comply with document retention requirements. Periodic reports submitted to the Securities and Exchange Commission, other regulators, management, and the public must reflect full, fair, accurate, timely, and understandable disclosure of the Company’s financial condition.

Dealings with Customers, Prospects, Suppliers, and Competitors

All dealings with customers, prospects, suppliers, and competitors must be conducted in accordance with law and on terms that are fair and in the best interests of the Company. Decisions concerning placement of the Company’s business with current or prospective customers and suppliers must be based solely on business considerations. Employees and directors must not allow personal relationships with current or prospective customers or suppliers to influence business decisions. Each employee who conducts business with customers, and who approves or can influence customer transactions must read and comply with the Company’s Know Your Customer Policies and Procedures. Employees must be mindful of potential or actual conflicts of interests, inside or outside of the Company, that may influence business decisions or otherwise interfere with the performance of their particular responsibilities at the Company and their duties to customers. Employees must comply with all laws and regulations pertaining to anti-money laundering, record keeping, antitrust, fair competition, anti-racketeering, and anti- bribery applicable in the United States or non-U.S. locations where the Company does business.

Doing Business with the Government

The Company conducts business with various national and local governments and with government-owned entities. While employees must always follow the highest standards of business ethics with all customers, employees should be aware that there are special rules that apply to doing business with a government. Some practices that are acceptable when a private company is the client, such as nominal gifts or entertainment, may cause problems, or in some cases be a violation of a law, when working with governments or government agencies. All employees and directors involved in any part of the process of soliciting from or providing service to a government entity have special obligations to follow Company policies regarding “Doing Business with the Government.” These policies also apply in circumstances where employees are supervising the work of third parties, such as consultants, agents or suppliers. Employees who have responsibilities for recruitment or hiring decisions must follow applicable laws regarding hiring former government officials, their family members or lobbyists.

Treating People Fairly and with Respect

It is the Company’s policy to treat people fairly and with respect. All employees and directors must deal with present and prospective customers, suppliers, visitors, and other employees without any discrimination because of race, color, creed, religion, sex, national origin, ancestry, citizenship status, age, marital status, sexual orientation, physical or mental disability, veteran status, liability for service in the Armed Forces of the United States or any other classification prohibited by applicable law. Managers must create an environment free of hostility, harassment, discrimination, and intimidation. Managers and other employees who violate laws or the Company’s policies requiring fairness and respectful treatment of others are subject to consequences that may include disciplinary action up to and including termination of employment. Any employee or director who believes that he or she has been the subject of harassment or discrimination, or who believes that an act of harassment or discrimination has occurred with respect to another employee or director, is encouraged to report the perceived violation.

Compliance with the Law

Employees and directors of the Company must not participate in any illegal or criminal activity. Any employee who has been formally accused of, convicted of or pleaded guilty to a felony, or has been sanctioned by a regulatory agency must report immediately such information in writing to the Director of Human Resources. Employees and directors must also respond to specific inquiries from the Company’s independent public accounting firm and the Company’s regulators. Employees and directors must protect the Company’s assets in whatever ways are appropriate to maintain their value to the Company. Employees and directors must take care to use facilities, furnishings, and equipment properly and to avoid abusive, careless, and inappropriate behavior that may destroy, waste or cause the deterioration of Company property.

Employees should be aware of the laws and regulations applicable to the Company. These include, for example, the Bank Secrecy Act, the Bank Bribery Act, the Foreign Corrupt Practices Act, Sections 23A and 23B of the Federal Reserve Act (Regulation W), Federal Reserve Regulation O, the Securities Exchange Act of 1934, the Gramm-Leach-Bliley Act, the Sarbanes-Oxley Act of 2002, Federal Fair Lending Laws, the Fair Credit Reporting Act, the Community Reinvestment Act, U.S. Economic Sanctions Laws, the USA PATRIOT Act, Antitrust Laws, the Bank Holding Company Act — Laws and Regulations Regarding Tie-In Arrangements, U.S.

Antiboycott Laws and Regulations, the Employee Retirement Income Security Act of 1974 (ERISA), Title VII of the Civil Rights Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, and the Uniform Services Employment and Reemployment Rights Act, all of which are summarized in the Appendix A of the Code of Conduct. Training is conducted to ensure that key managers are familiar with these laws and regulations and understand their responsibility to promote compliance by their staff members.

Every possible situation cannot be anticipated in the Code of Conduct, so employees, or directors, who are uncertain about any aspect of the Code of Conduct or how it should be applied or interpreted, are encouraged to discuss the question with their manager, the Chief Compliance and Ethics Officer, the General Counsel or the Director of Human Resources. An employee or director who compromises or violates the law, and any employee who violates the Company’s policies relating to the conduct of its business or the ethical standards contained in the Code of Conduct, is subject to corrective action, up to and including dismissal from employment or directorship at the Company and, in some cases, may also be subject to criminal or civil proceedings under applicable laws.

The Code of Conduct is published on the Company’s Intranet site that is accessible to most employees. The Company also distributes a copy of the Code of Conduct annually to each employee either electronically or in hardcopy. Managers must review the Code of Conduct annually with their staff members. The Code of Conduct is also included in the materials given to new employees by Human Resources. Certain employees are required to annually complete a Code of Conduct Questionnaire and Affiliation Record and to certify that they recognize their responsibility to comply with the Code of Conduct. Managers must review the Questionnaire and Affiliation Record responses of employees on their staff and determine whether they are satisfactory, require further review by more senior managers or require corrective action.

Material changes to the Code of Conduct will be communicated to employees and directors promptly. Waivers of Code of Conduct requirements for executive officers and directors of the Company will be considered and, if appropriate, granted by the Board or a Board committee and disclosed.

All employees and directors are encouraged strongly to assist management in its efforts to ensure that the Code of Conduct is being followed by all employees (i.e., colleagues, staff members and superiors) and directors. Employees or directors observing or suspecting a breach of the Code of Conduct or any law, regulation or other Company policy by another employee or director in connection with that other employee’s or director’s conducting business for the Company, must report the breach and describe the circumstances to management or to the non-management director designated to receive complaints via mail or e-mail. Alternatively, the observing or suspecting employee or director can call the Employee Ethics Help Line or the Ethics Hot Line (Ethics Point), both of which allow for anonymous communication.

All reports are treated as confidential to the extent consistent with the appropriate investigation. Senior officers or the non-management director will investigate all matters reported and determine whether remedial action and notification to regulators or law enforcement is appropriate. Failure to fully cooperate with an internal investigation may result in disciplinary actions up to and including termination. Retaliation of any kind against any employee or director who makes a good faith report of an observed or suspected violation of the Code of Conduct or any law, regulation or Company policy is prohibited. All employees must respect the need for enforcement of the Code of Conduct and the importance of the disclosure of suspected violations.

OPTIONS FOR REPORTING

Reports of suspected or actual breaches of law, regulation or the Code of Conduct may be made to the employee’s manager, a more senior manager in the business, the Chief Compliance and Ethics Officer, the General Counsel or the Director of Human Resources. Such reports may be made orally or in writing and will be treated as confidential to the extent consistent with appropriate investigation and remedial action. Reports can also be made via email at ethics@bnymellon.com or by calling the Company Ethics Help Line using the following phone numbers:

•	United States and Canada: 1-888-635-5662

•	Europe: 00-800-710-63562

•	Brazil: 0800-891-3813

•	Australia: 0011-800-710-63562

•	Asia: 001-800-710-63562 (except Japan)

•	Japan: appropriate international access code + 800-710-63562

•	All other locations: call collect to 412-236-7519

If desired, Employees may call the Ethics Help Line anonymously, as calls to the Ethics Office do not display a caller’s identification.

If employees are uncomfortable speaking with a representative of the Company directly, they may choose to contact the Ethics Hot Line (Ethics Point), an independent hotline provider, via the web at http://www.ethicspoint.com (the site is hosted on Ethics Point’s secure servers and is not part of the Company’s web site or intranet) or by calling the Ethics Hot Line (Ethics Point) at:

•	United States and Canada: 1- 866-294-4696

•	Outside the United States dial the following AT&T Direct Access Number for your country and carrier, then 866-294-4696

•	United Kingdom: British Telecom 0-800-89-0011; C&W 0-500-89-0011; NTL 0-800-013-0011

•	India 000-117

•	Brazil: 0-800-890-0288

•	Ireland: 1-800-550-000; Universal International Freephone 00-800-222-55288

•	Japan: IDC 00 665-5111; JT 00 441-1111; KDDI 00 539-111

•	Australia: Telstra 1-800-881-011; Optus 1-800-551-155

•	Hong Kong: Hong Kong Telephone ###-##-####;

•	New World Telephone ###-##-####

•	Singapore: Sing Tel 800-011-1111; StarHub 800-001-0001

Reports may also be made to an independent Director of the Board who has been designated to receive such reports. Employees may contact the independent Director via mail addressed to The Bank of New York Mellon Corporation, Inc., Church Street Station, P.O. Box 2164, New York, New York 10008-2164, Attn: Non-Management Director, or via e-mail to non-managementdirector@bnymellon.com.

EXHIBIT E

THE BANK OF NEW YORK MELLON CORPORATION

LONG-TERM INCENTIVE PLAN

I.	Purposes

The purposes of this Long-Term Incentive Plan (the “Plan”) are to promote the growth and profitability of The Bank of New York Mellon Corporation (the “Corporation”) and its Affiliates, to provide officers, other employees and non-employee directors of the Corporation and its Affiliates with the incentive to achieve long-term corporate objectives, to attract and retain officers, other employees and non-employee directors of outstanding competence, and to provide such individuals with an opportunity to acquire shares of common stock of the Corporation (the “Common Stock”). For purposes of the Plan, the term “Affiliate” shall mean any corporation, limited partnership or other organization in which the Corporation owns, directly or indirectly, 50% or more of the voting power.

II.	General

2.1  Administration.

(a) Committee Composition.  The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Corporation (the “Board”), each member of which shall at the time of any action under the Plan be (1) a “non employee director” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule, (2) an “outside director” as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and (3) an “independent” director under the rules of the New York Stock Exchange. Notwithstanding the foregoing, unless otherwise determined by the Board, the Board shall administer the Plan, and otherwise exercise the same authority as the Committee, with respect to grants to members of the Board who are not employees of the Corporation or any Affiliate (the “Non-Employee Directors”).

(b) Authority.  The Committee shall have the authority in its sole discretion from time to time: (i) to designate the individuals eligible to participate in the Plan; (ii) to grant Awards, as hereinafter defined, under the Plan; (iii) to prescribe such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; and (iv) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

(c) Binding Action.  All actions of the Committee shall be final, conclusive and binding upon all persons. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(d) Delegation.  To the extent permitted by applicable law, the Committee may delegate, within limits it may establish from time to time, the authority to grant awards to employees who are not subject to Section 16 of the Exchange Act and who are not “covered employees”, as defined in Section 162(m) of the Code.

2.2  Eligibility.  The Committee may grant Awards under the Plan to any employee of the Corporation or any of its Affiliates. Non-Employee Directors shall also be eligible to be granted Awards other than incentive stock options. Eligible employees and Non Employee Directors are collectively referred to herein as “Participants”. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant Awards as described herein and to determine the Participants to whom any such grant shall be made and the number of shares or value to be covered thereby. In determining the eligibility of any Participant, as well as in determining the number of shares or value covered by each Award, the Committee shall consider the position and the responsibilities of the Participant being considered, the nature and value to the Corporation or an Affiliate of his or her services, his or her present and/or potential contribution to the success of the Corporation or an Affiliate and such other factors as the Committee may deem relevant.

2.3  Awards.

(a) Available Awards.  Awards under the Plan may consist of: stock options (“Options”) (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units, deferred stock units and other stock-based awards (collectively, “Awards”).

(b) Award Agreements.  Each Award shall be confirmed by an agreement (an “Award Agreement”) executed by the Corporation, in such form as the Committee shall prescribe from time to time in accordance with the Plan.

2.4  Shares Available under the Plan.   The aggregate number of shares of Common Stock which may be issued and as to which grants of Awards may be made under the Plan is 70,000,000 shares, subject to adjustment and substitution as set forth in Section 9, all of which may be granted as incentive stock options. Notwithstanding the foregoing sentence, the maximum aggregate number of shares of the Common Stock which may be issued in connection with Awards of restricted stock, restricted stock units, performance share units, deferred stock units and other stock based awards, pursuant to which the Participant is not required to pay the Fair Market Value, as hereinafter defined, for the shares of Common Stock represented thereby, measured as of the grant date, is 28,000,000 shares.

For purposes of this Section 2.4, the number of shares of Common Stock to which an Award relates shall be counted against the number of shares of Common Stock available under the Plan at the time of grant of the Award, provided that tandem Awards shall not be double counted. If any Award under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, except by reason of the exercise of a tandem Award, or if shares of Common Stock pursuant to an Award are forfeited pursuant to restrictions applicable to the Award, or if payment is made to the Participant in the form of cash, cash equivalents or other property other than shares of Common Stock, the number of shares subject thereto shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock shall not become available for purposes of the Plan: (1) shares of Common Stock previously owned or acquired by the Participant that are delivered to the Corporation, or withheld from an Award, to pay the exercise price, (2) shares of Common Stock that are delivered or withheld for purposes of satisfying a tax withholding obligation, or (3) shares of Common Stock reserved for issuance upon the grant of a SAR Award that exceed the number of shares actually issued upon exercise. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board or its delegate.

2.5  Individual Limitations on Awards.   The maximum aggregate number of shares of Common Stock which shall be available for the grant of Options and SARs to any one individual under the Plan during any calendar year shall be limited to 4,000,000 shares. The maximum number of shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be earned based on the achievement of Performance Criteria which may be granted for any calendar year is 800,000 shares or, if such Award is payable in cash, the Fair Market Value equivalent thereof. In the case of multi year Performance Periods, as hereinafter defined, the amount which is earned in any one calendar year of the Performance Period is the amount earned for the Performance Period divided by the number of calendar years in the period. The limitations in this Section 2.5 shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

2.6  Conditions.  The obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

2.7 Forfeiture.  Notwithstanding any other provision of the Plan, the Committee may determine, and provide in an Award Agreement, that an Award shall be forfeited and/or shall be repaid to the Corporation if the Participant engages in (i) competition with the Corporation or any of its Affiliates, except that this limitation shall not apply where the Participant’s employment or service is terminated by the Corporation or an Affiliate without cause (as defined in Section 3.5(e)) within two years following the occurrence of a Change in Control, or (ii) conduct that is materially adverse to the interests of the Corporation, including fraud or conduct contributing to any financial restatements or irregularities.

III.  Stock Options and Stock Appreciation Rights

3.1  Grant.  The Committee shall have authority, in its discretion, (a) to grant “incentive stock options” pursuant to Section 422 of the Code, (b) to grant “nonstatutory stock options” (i.e., Options which do not qualify under Sections 422 or 423 of the Code), (c) to grant tandem SARs in conjunction with Options and (d) to grant SARs on a stand alone basis. Tandem SARs may only be granted at the time the related Option is granted. No reload option rights or dividend equivalents may be granted in connection with any Option or SAR.

3.2  Stock Option Provisions.

(a) Option Price.  The purchase price at which each Option may be exercised (the “Option Price”) shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the Option on the date of grant.

(b) Form of Payment.  The Option Price for each Option shall be paid in full upon exercise and shall be payable (i) in cash (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program, or (ii) except as otherwise provided in the Award Agreement, in whole or in part by delivering to, or withholding from the Award, the Corporation shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the Option Price for the shares being purchased; except that any portion of the Option Price representing a fraction of a share shall in any event be paid in cash, and delivered shares may be subject to terms and conditions imposed by the Committee. If permitted by the Committee, delivery of shares in payment of the Option Price of an Option may be accomplished by the Participant’s certification of ownership of the shares to be delivered, in which case the number of shares issuable on exercise of the Option shall be reduced by the number of shares certified but not actually delivered.

(c) Limitation on Incentive Stock Options.  The aggregate Fair Market Value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. To the extent the amount is exceeded, such stock options shall be nonstatutory stock options.

(d) Exercisability and Term.  Options shall become exercisable at such time or times and/or upon the occurrence of such event or events as may be determined by the Committee. No Option shall be exercisable after the expiration of ten years. To the extent exercisable at any time, Options may be exercised in whole or in part. Each Option shall be subject to earlier termination as provided in Sections 3.3(d) and 3.5 hereof.

3.3  Stock Appreciation Right Provisions.

(a) Price of Stand-Alone SARs.  The base price for stand-alone SARs (the “Base Price”) shall be such price as the Committee, in its sole discretion, shall determine but shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stand-alone SAR on the date of grant.

(b) Payment of SARs.  SARs shall entitle the Participant upon exercise to receive the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Option Price of any tandem Option or the Base Price of a stand-alone SAR, multiplied by the number of shares in respect of which the SAR shall have been exercised. In the sole discretion of the Committee, the Corporation may pay all or any part of its obligation arising out of a SAR exercise in cash, shares of Common Stock or any combination thereof. Payment shall be made by the Corporation upon the date of exercise.

(c) Term and Exercise of Stand-Alone SARs.  The term of any stand-alone SAR granted under the Plan shall be for such period as the Committee shall determine, but for not more than ten years from the date of grant thereof. Each stand-alone SAR shall be subject to earlier termination as provided in Section 3.5 hereof. Each stand-alone SAR granted under the Plan shall be exercisable on such date or dates during the term thereof and for such number of shares of Common Stock as may be provided in the Award Agreement.

(d) Term and Exercise of Tandem SARs.  If SARs are granted in tandem with an Option (i) the SARs shall be exercisable at such time or times and to such extent, but only to such extent, that the related Option shall be exercisable, (ii) the exercise of the related Option shall cause a share for share reduction in the number of SARs which were granted in tandem with the Option; and (iii) the payment of SARs shall cause a share for share reduction in the number of shares covered by such Option.

3.4  Non-Transferability.  No incentive stock option and, except to the extent otherwise determined by the Committee and reflected in the Award Agreement or an amendment thereto, no nonstatutory stock option, SAR or other award shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death; provided, further that awards may not in any event be transferred in exchange for consideration. All incentive stock options and, except to the extent otherwise determined by the Committee and reflected in the Award Agreement or an amendment thereto, all nonstatutory stock options, SARs and other purchase rights shall be exercisable during the lifetime of the grantee only by the grantee.

3.5  Employees; Post-termination Exercise Periods.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement or as prohibited by local law, in the case of a Participant whose employment is terminated:

(a) Early Retirement.  If termination of employment of a Participant occurs on or after age 55 and prior to attainment of age 60, the Participant shall have the right to exercise his or her Options and SARs within three years from the date of termination, to the extent such Options and SARs were exercisable at the time of such termination. If termination of employment of a Participant occurs on or after age 60 and prior to attainment of age 65, the Options and SARs shall continue to vest for a period of five years from the date of termination and the Participant shall have the right to exercise his or her Options and SARs within such period, to the extent exercisable at the time of termination or during the post-termination exercise period.

(b) Retirement.  If termination of employment of a Participant occurs on or after age 65, his or her Options and SARs shall fully vest and may be exercised within seven years from the date of termination.

(c) Death.  If a Participant shall die while employed by the Corporation or an Affiliate or within a period following termination of employment during which the Option or SAR remains exercisable under paragraphs (a), (b), (d), (e) or (f) of this Section 3.5, his or her Options and SARs shall fully vest and may be exercised within a period of two years from the date of death by the executor or administrator of the Participant’s estate or by the person or persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution.

(d) Disability.  If termination of employment of a Participant is by reason of the disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect, his or her Options and SARs shall fully vest and may be exercised within the period of two years after the date of termination of employment.

(e) Change in Control.  In the event the employment of a Participant is terminated by the Corporation or an Affiliate without cause within two years after the occurrence of a Change in Control, as hereinafter defined, following the date of grant, his or her Options and SARs shall fully vest and may be exercised within one year after the date such termination occurred. For purposes of this paragraph, “without cause” shall mean any termination of employment where it cannot be shown that the employee has (i) willfully failed to perform his or her employment duties for the Corporation or an Affiliate, (ii) willfully engaged in conduct that is materially injurious to the Corporation or an Affiliate, monetarily or otherwise, or (iii) committed acts that constitute a felony under applicable federal or state law or constitute common law fraud. For purposes of this paragraph, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Corporation or Affiliate.

(f) Sale of Business Unit or Subsidiary.  If termination of a Participant is due to the sale of a business unit or subsidiary of the Corporation by which the Participant is employed, the Participant shall have the right to exercise his or her Options and SARs within two years from the date of termination, to the extent such Options and SARs were exercisable at the time of such termination, plus an additional pro rata amount with respect to those Options and SARs grants that are not fully vested on the date of termination of employment equal to (i) the number of whole and fractional months of the Participant’s employment that have elapsed from the grant date through the date of termination, divided by (ii) the number of whole and fractional months in the vesting period for the relevant grant, with the result multiplied by (iii) the number of Options and SARs subject to the relevant grant, and with that result reduced by (iv) the extent to which such Options and SARs were exercisable at the time of such termination.

(g) Involuntary Termination.  If the Corporation involuntary terminates a Participant’s employment without cause, as determined by the Committee or its delegate in its sole discretion, the Participant shall have the right to exercise his or her Options and SARs within thirty days from the date of termination, to the extent such Options and SARs were exercisable at the time of such termination.

(h) In the event all employment of a Participant with the Corporation or an Affiliate is terminated for any reason other than as stated in the preceding paragraphs (a) through (g), his or her Options and SARs shall terminate upon such termination of employment. In the event Options and/or SARs are not vested, or do not vest, upon a termination of employment, the unvested Options and/or SARs shall be forfeited and shall terminate, except as provided in the preceding paragraph (a).

(i) Notwithstanding the foregoing, in no event shall an Option or SAR granted hereunder be exercisable after the expiration of its term.

3.6  Non-Employee Directors; Post-separation Exercise Periods.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement, in the case of a Non Employee Director whose service is terminated:

(a) Termination other than death or disability.  If a Participant ceases to be a Non Employee Director of the Corporation for any reason other than death or disability, any then outstanding Option or SAR of such Participant shall be exercisable, to the extent exercisable by the Participant immediately prior to ceasing to be a Non-Employee Director, at any time prior to the expiration date of such Option or SAR.

(b) Death or disability during service.  Following the death or disability of a Participant during service as a Non-Employee Director, any Option or SAR of the Participant outstanding at the time of death or disability shall be exercisable in full, whether or not so exercisable immediately prior to the death or disability of the Participant, by the Participant or person entitled to do so under the will of the Participant, as the case may be, or, if the Participant shall fail to make testamentary disposition of the Option or SAR or shall die intestate, by the legal representative of the Participant at any time prior to the expiration date of such Option or SAR.

(c) Notwithstanding the foregoing, in no event shall an Option or SAR granted hereunder be exercisable after the expiration of its term.

3.7  Fair Market Value.  For all purposes under the Plan, the fair market value (the “Fair Market Value”) of the Common Stock shall mean the closing price of a share of Common Stock in the New York

Stock Exchange Composite Transactions on the relevant date, or, if no sale shall have been made on such exchange on that date, the closing price in the New York Stock Exchange Composite Transactions on the last preceding day on which there was a sale.

3.8  Miscellaneous.  Subject to the foregoing provisions of this Section and the other provisions of the Plan, any Option or SAR granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the Award Agreement, or an amendment thereto.

IV.	Restricted Stock

4.1  Award.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant one or more shares of restricted stock to Participants.

4.2  Restrictions.  Shares of restricted stock issued to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine, beginning on the date on which the Award is granted (as applicable to any Award, the “Restricted Period”). The Committee may also impose such other restrictions, limitations and conditions on the shares or the release of the restrictions thereon as it deems appropriate, including the achievement of Performance Goals and/or based upon Performance Criteria, as hereinafter defined, established by the Committee, limitations on the right to vote restricted stock or the right to receive dividends thereon on a current, reinvested and/or restricted basis. In determining the Restricted Period of an Award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on specified dates following the date of such Award or all at once. The Restricted Period applicable to restricted stock granted to employees shall, in the case of a time based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance based restriction, be not less than one year; provided, however, that up to ten percent (10%) of the sub-limit of shares available for awards of restricted stock and other awards pursuant to which the Participant is not required to pay the Fair Market Value, as provided in Section 2.4, may be granted as restricted stock with no minimum vesting period.

4.3  Stock Certificate or Book-Entry.  As soon as practicable following the making of an Award, the restricted stock shall be registered in the Participant’s name in certificate or book entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Corporation on behalf of the Participant until the restrictions are satisfied. If the shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration. Except for the transfer restrictions, and subject to such other restrictions or limitations, if any, as determined by the Committee, the Participant shall have all other rights of a holder of shares of Common Stock, including the right to receive dividends paid with respect to the Restricted Stock and the right to vote such shares. As soon as is practicable following the date on which transfer restrictions on any shares lapse, the Corporation shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by the Corporation.

4.4  Termination of Employment or Service.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement or as prohibited by local law, in the case of a Participant whose employment is terminated:

(a) Death, Disability or Retirement.  All restrictions placed upon restricted stock shall lapse immediately upon termination of the Participant’s employment or service with the Corporation or an Affiliate if such termination is by reason of the Participant’s death, the disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect or if such termination occurs on or after age 55 and the Participant is credited with at least ten years of employment or service with the Corporation, an Affiliate or predecessor thereof. If the Participant’s termination of employment or service with the Corporation occurs on or after age 55 and the Participant is credited with less than ten years of employment or service with the Corporation, an Affiliate or predecessor thereof, all restrictions shall lapse upon a number of shares of restricted stock equal to (i) the number of whole and fractional months of the Participant’s employment that have elapsed from the grant date through the date of termination, divided by (ii) the number of whole and fractional months in the vesting period for the relevant grant, with the result multiplied by (iii) the number of shares of restricted stock subject to the relevant grant.

(b) Sale of Business Unit or Subsidiary.  All restrictions placed upon restricted stock shall lapse immediately upon termination of a Participant’s employment or service due to the sale of a business unit or subsidiary of the Corporation by which the Participant is employed.

(c) Other Termination of Employment.  Upon the effective date of a termination for any reason not specified in paragraphs (a) or (b) of this Section 4.4, all shares then subject to restrictions immediately shall be forfeited to the Corporation without consideration or further action being required of the Corporation. In the event the restrictions applicable to restricted stock do not lapse upon a termination of employment, the shares of restricted stock shall be forfeited and shall terminate.

(d) Discretion.  Subject to Section 4.2, the Committee may in its discretion allow restrictions on restricted stock to lapse prior to the date specified in an Award Agreement.

V.	Restricted Stock Units

5.1  Award of Restricted Stock Units.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant restricted stock units to Participants.

5.2  Restrictions.  The Restricted Period applicable to restricted stock units granted to employees shall, in the case of a time based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance based restriction, be not less than one year; provided, however, that up to ten percent (10%) of the sub-limit of shares available for awards of restricted stock units and other awards pursuant to which the Participant is not required to pay the Fair Market Value, as provided in Section 2.4, may be granted restricted stock units with no minimum vesting period. The Committee may also impose such other restrictions, limitations and conditions on the restricted stock units or the release of the restrictions thereon as it deems appropriate, including the achievement of Performance Goals and/or based upon Performance Criteria established by the Committee and the right to receive dividend equivalents thereon, on a current, reinvested and/or restricted basis. In determining the Restricted Period of an Award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the restricted stock units on specified dates following the date of such Award or all at once.

5.3  Termination of Employment or Service.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement or as prohibited by local law, in the case of a Participant whose employment is terminated:

(a) Death, Disability or Retirement.  All restrictions placed upon restricted stock units shall lapse immediately upon termination of the Participant’s employment or service with the Corporation or an Affiliate if such termination is by reason of the Participant’s death, the disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect or if such termination occurs on or after age 55 and the Participant is credited with at least ten years of employment or service with the Corporation or an Affiliate or predecessor thereof. If the Participant’s termination of employment or service with the Corporation or an Affiliate occurs on or after age 55 and the Participant is credited with less than ten years of employment or service with the Corporation, an Affiliate or predecessor thereof, all restrictions shall lapse upon a number of restricted stock units equal to (i) the number of whole and fractional months of the Participant’s employment that have elapsed from the grant date through the date of termination, divided by (ii) the number of whole and fractional months in the vesting period for the relevant grant, with the result multiplied by (iii) the number of restricted stock units subject to the relevant grant.

(b) Sale of Business Unit or Subsidiary.  All restrictions placed upon restricted stock units shall lapse immediately upon termination of a Participant’s employment or service due to the sale of a business unit or subsidiary of the Corporation by which the Participant is employed.

(c) Other Termination of Employment.  Upon the effective date of a termination for any reason not specified in paragraphs (a) or (b), all restricted stock units then subject to restrictions immediately shall be forfeited to the Corporation without consideration or further action being required of the Corporation. In the event the restrictions applicable to restricted stock units do not lapse upon a termination of employment, the restricted stock units shall be forfeited and shall terminate.

(d) Discretion.  Subject to Section 5.2, the Committee may in its discretion allow restrictions on restricted stock units to lapse prior to the date specified in the Award Agreement.

5.4 Payment. During the two and one-half months following the end of the calendar year in which vesting occurs, the Corporation shall either pay to the Participant or his estate in cash an amount equal to the number of restricted share units vested multiplied by the Fair Market Value of a share of the Common Stock on such date. Notwithstanding the foregoing sentence, the Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in shares of Common Stock or part in cash and part in shares of Common Stock.

VI.	Performance Share Units

6.1  Grant.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant performance share units to Participants. Performance share units shall represent the right of a Participant to receive shares of Common Stock (or their cash equivalent) at a future date upon the achievement of Performance Goals established by the Committee, during a specified performance period (a “Performance Period”) of not less than one year. Performance share units may include the right to receive dividend equivalents thereon, on a current, reinvested and/or restricted basis.

6.2  Terms of Performance Share Units.

(a) General.  The provisions of this paragraph (a) shall apply to awards that are intended to qualify under Section 162(m) of the Code. The terms established by the Committee for performance share units shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount or number of performance share units which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws, shall be excluded from the calculation to the extent permitted in Section 162(m) of the Code.

(b) Performance Goals.  “Performance Goals” shall mean goals based upon the achievement of one or more preestablished, objective measures of performance during a specified Performance Period, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures (the “Performance Criteria”) and expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; total return to stockholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; costs; stock price; investment performance of funds or accounts or assets under management; market share; charge-offs; non-performing assets; income; operating, net or pre tax income; business diversification; operating ratios or results; cash flow. Performance Goals based on such Performance Criteria may be based either on the performance of the Corporation, an Affiliate, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making an Award. The Committee may in its discretion also determine to use other objective performance measures for Performance Goals and/or other terms and conditions even if such Award would not qualify under Section 162(m) of the Code, provided that the Committee identifies the Award as non qualifying at the time of Award.

(c) Committee Certification.  Following completion of the applicable Performance Period, and prior to any payment of a performance share unit to the Participant which is intended to qualify under Section 162(m) of the Code, the Committee shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

6.3  Termination of Employment.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement, to be entitled to receive payment for a performance share unit, a Participant must remain in the employment of the Corporation or an Affiliate through the date of payment for such performance share unit.

6.4  Payment.  Payment of performance share units shall be made during the two and one-half months following the end of the calendar year in which vesting occurs. In the sole discretion of the Committee, the Corporation may pay all or any part of its obligation under the performance share unit in cash, shares of Common Stock or any combination thereof.

VII. Deferred Stock Units

7.1  Award.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, award deferred stock units to eligible Participants. A deferred stock unit shall entitle the Participant to receive from the Corporation a number of shares of Common Stock on a deferred payment date specified by the Participant. Notwithstanding the foregoing sentence, the Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash, shares of Common Stock or any combination thereof.

7.2  Terms of Deferred Stock Units.   Deferred stock units shall be granted upon such terms as the Committee shall determine, subject to any minimum vesting requirement applicable to restricted stock units. Except as otherwise provided by the Committee, a deferred stock unit shall entitle the Participant to receive dividend equivalents payable no earlier than the date payment is elected for the deferred stock unit. Dividend equivalents shall be calculated on the number of shares covered by the deferred stock unit as soon as practicable after the date dividends are payable on the Common Stock.

VIII. Other Stock-Based Awards

8.1  Grant.  The Committee shall have the authority in its discretion to grant to eligible Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares awarded without restrictions or conditions, or securities or other rights convertible or exchangeable into shares of Common Stock. Other stock-based awards, excepting purchase rights, may include the right to receive dividends or dividend equivalents, as the case may be, on a current, reinvested and/or restricted basis.

8.2  Terms of Other Stock-Based Awards.  The Committee shall determine the terms and conditions, if any, of any other stock-based awards made under the Plan, including the achievement of Performance Goals and/or based upon Performance Criteria, subject to any minimum vesting requirements applicable to restricted stock units or restricted stock, as applicable. In the discretion of the Committee, such other stock-based awards, including shares of Common Stock, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or an Affiliate to eligible employees under, other compensation or incentive plans, programs or arrangements of the Corporation or an Affiliate. Other stock-based awards may be granted alone, in addition to or in tandem with other Awards granted under the Plan and/or awards made outside of the Plan. Shares of Common Stock or securities delivered pursuant to a purchase right granted under this Section 8 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of Common Stock, or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such shares of Common Stock or other securities on the date of grant of such purchase right. The exercise of the purchase right shall not be deemed to occur, and no shares of Common Stock or other securities will be issued by the Corporation upon exercise of a purchase right, until the Corporation has received payment in full of the exercise price.

IX.	Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding Options, SARs, restricted stock units, performance share units, deferred stock units, or other stock-based awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Awards, the maximum number of shares as to which Options, SARs, performance share units and other Awards based upon Performance Criteria may be granted and as to which shares may be awarded during any calendar year under Section 2, and any sub limits contained within Section 2 with respect to full value Awards or otherwise, shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted stock on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, SAR, restricted stock unit, performance share unit, deferred stock unit or other stock based award and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, SARs, restricted stock units, performance share units, deferred stock units or other stock based awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as applicable to the restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 10, the aggregate Option Price, Base Price or exercise price for all shares subject to each then outstanding Option, SAR, other stock based award or other award representing a right to purchase shares, prior to such adjustment or substitution shall be the aggregate Option Price, Base Price or exercise price for all shares of stock or other securities (including any fraction), cash or other property to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new Option Price, Base Price or exercise price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin off, split off or split up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, SAR, restricted stock unit, performance share unit, deferred stock unit or other stock based award which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any restricted stock held in escrow or for which any restricted stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 9 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted stock exchanged therefor.

If any such adjustment or substitution provided for in this Section 9 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, (i) in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the Option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such Option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option and (ii) all adjustments shall be made in a manner compliant with Section 409A of the Code.

X.	Additional Rights in Certain Events

10.1  Change in Control.

(a) A “Change in Control” means any of the following:

(1) During any period of not more than two years, the Incumbent Directors no longer represent a majority of the Board. “Incumbent Directors” are (A) the members of the Board as of July 1, 2007 and (B) any individual who becomes a director subsequent to the date hereof whose appointment or nomination was approved by at least a majority of the Incumbent Directors then on the Board (either by specific vote or by approval, without prior written notice to the Board objecting to the nomination, of a proxy statement in which the member was named as nominee). However, the Incumbent Directors will not include anyone who becomes a member of the Board after the date hereof as a result of an actual or threatened election contest or proxy or consent solicitation on behalf of anyone other than the Board, including as a result of any appointment, nomination or other agreement intended to avoid or settle a contest or solicitation.

(2) There is a beneficial owner of securities entitled to 20% or more of the total voting power of the Corporation’s then-outstanding securities in respect of the election of the Board (“Voting Securities”), other than (A) the Corporation, any subsidiary of it or any employee benefit plan or related trust sponsored or maintained by the Corporation or any subsidiary of it; (B) any underwriter temporarily holding securities pursuant to an offering of them; or (C) anyone who becomes a beneficial owner of that percentage of Voting Securities as a result of an Excluded Transaction (as defined in Section 10.1(a)(3) without regard to 10.1(a)(3)(B)).

(3) Consummation of a merger, consolidation, statutory share exchange or similar transaction (including an exchange offer combined with a merger or consolidation) involving the Corporation (a “Reorganization”) or a sale, lease or other disposition (including by way of a series of transactions or by way of merger, consolidation, stock sale or similar transaction involving one or more subsidiaries) of all or substantially all of the Corporation’s consolidated assets (a “Sale”) other than an Excluded Transaction. A Reorganization or Sale is an “Excluded Transaction” if immediately following it:

(A) 55% or more of the total voting power of the Surviving Company’s then-outstanding securities in respect of the election of directors (or similar officials in the case of a non-corporation)

is represented by Voting Securities outstanding immediately before the Reorganization or Sale or by securities into which such Voting Securities were converted in the Reorganization or Sale;

(B) there is no beneficial owner of securities entitled to 20% or more of the total voting power of the then-outstanding securities of the Surviving Company in respect of the election of directors (or similar officials in the case of a non-corporation); and

(C) a majority of the board of directors of the Surviving Company (or similar officials in the case of a non-corporation) were Incumbent Directors at the time the Board approved the execution of the initial agreement providing for the Reorganization or Sale. The “Surviving Company” means in a Reorganization, the entity resulting from the Reorganization or in a Sale, the entity that has acquired all or substantially all of the assets of the Corporation, except that, if there is a beneficial owner of securities entitled to 95% of the total voting power (in respect of the election of directors or similar officials in the case of a non-corporation) of the then-outstanding securities of the entity that would otherwise be the Surviving Company, then that beneficial owner will be the Surviving Company.

(4) The Corporation’s stockholders approve a plan of complete liquidation or dissolution of the Corporation.

For purposes of this definition of “Change in Control,” the term “beneficial owner” has the meaning assigned in Rule 13d-3 under the Exchange Act, as that rule is in effect as of the date hereof. After any Excluded Transaction, the Surviving Company will be treated as the Corporation for all purposes of the definition of Change in Control.

10.2  Lapse of Restrictions on Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Other Stock-Based Awards.   Except as otherwise expressly provided to the contrary in an Award Agreement, in the event the employment or service of a Participant is terminated by the Corporation and its Affiliates without cause within two years after the occurrence of a Change in Control, his or her restricted stock, restricted stock units, deferred stock units and other stock based awards shall fully vest and, to the extent subject to an exercise right, may be exercised within one year after the date such termination occurred; provided, however, that the restricted stock units, deferred stock units and other stock based awards shall remain payable on the date(s) provided in the underlying Award Agreement and provisions of the Plan unless the Change in Control constitutes a change in ownership or effective control of the Corporation or a change in the ownership of a substantial portion of the assets of the Corporation under Section 409A of the Code (a “409A Change in Control”), in which such case the Award shall be payable upon such Change in Control. For purposes of this paragraph, “without cause” and “willful” shall have the meanings specified in Section 3.5(e).

10.3  Deemed Achievement of Performance Goals.  Except as otherwise expressly provided to the contrary in an Award Agreement, if any Change in Control occurs prior to the end of any Performance Period, all Performance Criteria and other conditions pertaining to performance share units and other Awards under which payments are subject to Performance Goals shall be deemed to be achieved or fulfilled on a pro rata basis for (i) the number of whole months elapsed from the commencement of the Performance Period through the Change in Control over (ii) the number of whole months included in the original Performance Period, measured at the actual performance level achieved or, if not determinable, in the manner specified by the Committee at the commencement of the Performance Period, and shall be waived by the Corporation. Such Awards shall be payable on the date(s) provided in the underlying Award Agreement and provisions of the Plan unless the Change in Control constitutes a 409A Change in Control, in which such case the Award shall be payable upon such Change in Control.

10.4  Limitation.  Notwithstanding the foregoing Sections 10.2 and 10.3, the Committee may condition the extension of exercise periods, lapse of restrictions and/or deemed achievement of Performance Goals upon the occurrence of a 409A Change in Control.

XI.	Effect of the Plan on the Rights of Participants and the Corporation

Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee or Non Employee Director any right to be granted any Award under the Plan. Nothing in the Plan, in any Award under the Plan or in any Award Agreement shall confer any right to any employee to continue in the employ of the Corporation or any Affiliate or any Non Employee Director to continue as a Non Employee Director or interfere in any way with the rights of the Corporation or any Affiliate to terminate the employment of any employee at any time or with the rights of the stockholders of the Corporation or the Board to elect and remove Non Employee Directors.

XII.  Amendment

The right to amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no amendment of the Plan shall be made without stockholder approval (1) if the effect of the amendment is (a) to make any changes in the class of employees eligible to receive incentive stock options under the Plan, (b) to increase the number of shares subject to the Plan or with respect to which incentive stock options may be granted under the Plan or (2) if stockholder approval of the amendment is at the time required (a) by the rules of any stock exchange on which the Common Stock may then be listed or (b) for Options, SARs and performance share units or other Awards based upon Performance Goals granted under the Plan to qualify as “performance based compensation” as then defined in the regulations under Section 162(m) of the Code. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding Award under the Plan, adversely affect the rights of such holder with respect thereto; except that the Corporation may amend this Plan from time to time without the consent of any Participant to the extent deemed necessary or appropriate, in its sole discretion, to effect compliance with Section 409A of the Code, including regulations and interpretations thereunder, which amendments may result in a reduction of benefits provided hereunder and/or other unfavorable changes to the Participant. Except as provided in Section 9 of the Plan, repricing of Options, SARs and other purchase rights is prohibited, such that the purchase price of any such award may not be reduced, whether through amendment, cancellation or replacement in exchange for another Option, SAR, other Award or cash payment, unless such action or reduction is approved by the stockholders of the Corporation.

XIII.  Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be March 11, 2008, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by a majority of the votes cast at a duly held meeting of stockholders held on or prior to March 10, 2009 at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting. No Option or SARs may be granted and no restricted stock, restricted stock units, performance share units, deferred stock units or other stock based awards may be awarded under the Plan subsequent to March 10, 2018. Absent additional stockholder approval, no performance share unit award or other Award based upon Performance Criteria and intended to qualify under Section 162(m) of the Code may be granted under the Plan subsequent to the Corporation’s annual meeting of stockholders in 2013.

XIV.  Withholding

To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an award. The Corporation shall not be required to issue any shares of Common Stock or make any cash or other payment under the Plan until such obligations are satisfied.

The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of shares of Common Stock, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive shares of Common Stock or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

XV.	Miscellaneous

15.1  Governing Law.  The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the State of New York (without regard to the conflicts of laws thereof), and applicable Federal law.

15.2  Foreign Plan Requirements.  To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules and/or sub plans applicable to awards granted to Participants who are foreign nationals, are employed outside the United States, or both, and may grant awards to such Participants in accordance with those rules. In the event that the payment amount is calculated in a foreign currency, the payment amount will be converted to U.S. dollars using the prevailing exchange rate published in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely on) on the relevant date.

EXHIBIT F

THE BANK OF NEW YORK MELLON CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose.

The purpose of this Employee Stock Purchase Plan (the “Plan”) is to provide an opportunity for employees of The Bank of New York Mellon Corporation (the “Company”) and its Subsidiaries and Affiliates, to purchase common stock of the Company (the “Common Stock”) and thereby to have an additional incentive to contribute to the success of the Company.

2.	Administration.

The Human Resources and Compensation Committee of the Board of Directors of the Company (the “Board”), including any successor committee, or such other committee of the Board as the Board may from time to time appoint to administer the Plan (the “Committee”) will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duties, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of, and other responsibilities relating to, the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to establish required ownership levels for Subsidiaries and Affiliates, to identify eligible Employees or the parameters by which they shall be identified, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable. Decisions of the Board and the Committee shall be final and binding upon all Participants and other persons having or claiming an interest in the Plan. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective, as if it had been made at a meeting of the Committee duly held. The Company shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

3.	Eligibility.

3.1  Employees.  Any individual classified as a U.S. domestic salaried employee by the Company or a Subsidiary or Affiliate on its payroll records (an “Employee”) and regularly employed on a basis of at least 20 hours per week by the Company or by any Subsidiary or Affiliate on an Offering Date, as defined in Section 5.2, shall be eligible to participate in the Plan with respect to the Purchase Period, as defined in Section 5.2, commencing on such Offering Date, unless otherwise determined by the Committee or its delegate. Any individual classified as a non-U.S. employee by the Company or a Subsidiary or Affiliate on its payroll records shall not be eligible to participate in the Plan unless otherwise determined by the Committee or its delegate. The Committee or its delegate may also impose an eligibility period and other restrictions with respect to participation on any prospective Offering Date, including restrictions on eligibility and participation of Employees to facilitate compliance with federal or state securities laws or foreign laws.

3.2  Subsidiaries and Affiliates.  For purposes of the Plan, the term “Subsidiary” shall mean any corporation (other than the Company) in which the Company owns, directly or indirectly, more than 50% (or higher ownership level established by the Committee) of the voting power and the term “Affiliate” shall mean any limited partnership, limited liability company or other organization in which the Company owns more than 50% (or higher ownership level established by the Committee) of the voting power.

4.	Participation and Withdrawal.

4.1  Enrollment.  An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a participant in the Plan (a “Participant”) beginning with the first pay period ending in a Purchase Period by filing, during the enrollment period prior to an applicable Offering Date prescribed by the Committee or its delegate, a completed payroll deduction authorization and Plan enrollment form provided by the Company or by following an interactive voice response (“IVR”), electronic or other enrollment process as prescribed by the Committee or its delegate. Unless otherwise determined by the Committee or its delegate, an Employee who does not follow the prescribed procedures to enroll on or before the enrollment deadline preceding the Offering Date for a Purchase Period may not participate in the Plan with respect to that Purchase Period. Participation may be conditioned on an eligible Employee’s consent to transfer and process personal data and on acknowledgment and agreement to Plan terms and other specified conditions not inconsistent with the Plan.

4.2  Payroll Deductions.

(a) Authorization.  An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Eligible Compensation, as defined in Section 4.2(c), not to exceed 10% or such greater percentage as specified by the Committee. All payroll deductions may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions unless required under local law. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law as determined by the Committee or its delegate. A separate bookkeeping account for each Participant shall be maintained by the Company under the Plan, and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account. Payroll deductions made with respect to employees paid in currencies other than U.S. dollars shall be converted to U.S. dollars as of each Purchase Date, as defined in Section 5.2, using the then applicable exchange rate, as determined by the Committee or its delegate; provided, however, that the Committee or its delegate may determine, with respect to any Purchase Period, that payroll deductions shall be converted to U.S. dollars based on an average or median exchange rate applicable for the relevant Purchase Period.

(b) Increases or Decreases.  Subject to such limitations, if any, as prescribed by the Committee or its delegate, a Participant may prospectively decrease his or her rate of payroll deductions at any time by filing a new payroll deduction authorization and Plan enrollment form or by following IVR, electronic or other procedures prescribed by the Committee or its delegate. A Participant may not increase his or her rate of payroll deductions during a Purchase Period but may increase such rate only effective on the first payroll date following the next Purchase Date by filing a new payroll deduction authorization and Plan enrollment form or by following IVR, electronic or other procedures prescribed by the Committee or its delegate. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods unless reduced to reflect a change by the Committee in the maximum permissible rate.

(c) Eligible Compensation.  For purposes of this Plan, “Eligible Compensation” shall mean the base rate of cash remuneration of an Employee as it appears on the books and records of the Company, Subsidiary or Affiliate for services rendered, determined prior to any contractual reductions, including, but not limited to, those related to contributions under a “qualified cash or deferred arrangement” (as determined under Section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”) and its applicable regulations), any executive deferred compensation plan, or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations), or reductions for qualified transportation benefits under Section 132(f) of the Code. Eligible Compensation shall not include bonuses, overtime pay, severance, all other forms of special pay or compensation, or amounts received from any deferred compensation plan. The Committee shall have the authority to determine, and to approve the inclusion or deletion of any or all forms of compensation (such as overtime or commissions) in or from the definition of, Eligible Compensation and may change the definition on a prospective basis.

4.3  Withdrawal.

(a) Discontinuance.  Under procedures established by the Committee or its delegate, a Participant may discontinue payroll deductions under the Plan at any time during a Purchase Period by completing and filing a new payroll deduction authorization and Plan enrollment form with the Company or by following IVR, electronic or other procedures prescribed by the Committee or its delegate. If a Participant has not followed such procedures to discontinue the payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods unless reduced to reflect a change by the Committee in the maximum permissible rate.

(b) Effect of Discontinuance.  If a Participant discontinues participation during a Purchase Period, his or her accumulated payroll deductions will remain in the Plan for purchase of shares as specified in Section 6 on the following Purchase Date, but the Participant will not again participate until he or she re-enrolls in the Plan.

4.4  Termination of Employment.  In the event any Participant’s employment with the Company and its Subsidiaries and Affiliates is terminated for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall discontinue; provided, however, all amounts credited to the Participant’s account shall remain in the Plan for purchase of shares as specified in Section 6 on the following Purchase Date. Whether a termination of employment (for reasons other than death) has occurred shall be determined by the Committee or its delegate. The Committee or its delegate also may establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, and the Committee or its delegate may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Company and its Subsidiaries and Affiliates.

5.	Offering.

5.1  Authorized Shares.  (a) The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall be 7,500,000 shares. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as determined from time to time by the Board. If on any Purchase Date the number of shares otherwise purchasable by Participants is greater than the number of shares then remaining available under the Plan, the Committee shall allocate the available shares among the Participants on a basis as it deems equitable.

5.2  Purchase Periods.  Each purchase period (a “Purchase Period”) shall be determined by the Committee or its delegate. Unless otherwise determined by the Committee or its delegate, the duration of each Purchase Period shall be one month. Unless otherwise determined by the Committee or its delegate, (i) the first Purchase Period shall commence on September 1, 2008; and (ii) subsequent Purchase Periods shall run consecutively after the termination of the preceding Purchase Period. The Committee shall have the power to change the commencement date or duration of future Purchase Periods, without shareholder approval, and without regard to the expectations of any Participants. For purposes of the Plan, the term “Offering Date” shall mean the first business day of each Purchase Period, and the term “Purchase Date” shall mean the last business day of each Purchase Period which is also a trading day.

5.3  Purchase Price.  The price for each option to purchase shall be 95% (the “Designated Percentage”) of the Fair Market Value of Common Stock on the Purchase Date on which the Common Stock is purchased. The Committee may change the Designated Percentage with respect to any future Purchase Period, but not below 85%. For purposes of the Plan, the term “Fair Market Value” shall mean the closing price of a share of Common Stock in the New York Stock Exchange Composite Transactions on the relevant date, or, if no sale shall have been made on such exchange on that date, the closing price in the New York Stock Exchange Composite Transactions on the last preceding day on which there was a sale.

5.4  $25,000 Limitation.  Notwithstanding any other provision of the Plan to the contrary, no Participant in the Plan shall be granted an option which permits the Participant to accrue options to purchase Common Stock at a rate which exceeds $25,000 of Fair Market Value of Common Stock in any calendar year.

6.	Purchase of Stock.

On each Purchase Date, a Participant shall automatically exercise the option to purchase the total number of full and fractional shares of Common Stock which the accumulated payroll deductions credited to the Participant’s account at that time shall be able to purchase at the applicable price specified in Section 5.3. Notwithstanding the preceding sentence:

(a) The number of shares which may be purchased by any Participant on the first Purchase Date to occur in any calendar year may not exceed the number of shares determined by dividing $25,000 by the Fair Market Value of a share of Common Stock on the Purchase Date; and

(b) The number of shares which may be purchased by a Participant on any subsequent Purchase Date in the same calendar year shall not exceed the number of shares determined by performing the calculation below:

Step One:  Multiply the number of shares purchased by the Participant on each previous Purchase Date in the same calendar year by the Fair Market Value of a share of Common Stock on such Purchase Dates.

Step Two:  Subtract the amount(s) determined in Step One from $25,000.

Step Three:  Divide the remainder amount determined in Step Two by the Fair Market Value of a share of Common Stock on the Purchase Date for which the calculation is being performed. The quotient thus obtained is the maximum number of shares which may be purchased by the Participant on such Purchase Date.

To the extent any payroll deductions are not used on the Purchase Date for the purchase of shares of Common Stock, they shall be refunded without interest to the Participant.

7.	Payment and Delivery.

Unless otherwise determined by the Committee or its delegate, all shares purchased under the Plan shall be deposited directly to an account established in the name of the Participant with Mellon Investor Services, LLC, or its successor or other entity chosen by the Committee from time to time (“MIS”). Upon the exercise of an option on each Purchase Date, the Company or MIS shall deliver (by electronic or other means) to the Participant a record of the Common Stock purchased. The Committee or its delegate may require or permit shares purchased under the Plan to be deposited directly with any other broker or agent designated by the Committee or its delegate, and the Committee may utilize electronic or automated methods of share transfer. The Committee or its delegate may also require that all dividends received on the full and fractional shares acquired under the Plan be applied to the purchase of additional shares, without any discount on the Fair Market Value of such shares, and automatically reinvested in a dividend reinvestment plan or program maintained by the Company, including a program maintained under the Plan.

The Company shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock, and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other shareholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 7.

8.	Recapitalization.

8.1  Stock Splits and Dividends.  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding options, the number of shares of the Common Stock subject to the share limit provided in Section 6 and the number of shares which may be issued under the Plan under Section 5.1 but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. In addition, the terms relating to the purchase price with respect to the option shall be appropriately adjusted, and the Committee shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

8.2  Reorganizations.  The Board or the Committee, if it so determines in the exercise of its sole discretion, also may adjust the number and kind of shares specified in Section 5.1, as well as the price per share covered by each outstanding option, the number of shares subject to any individual option and the share limit of Section 6, in the event the Company effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock.

8.3  Effect of Determinations.  The determinations of the Board or the Committee under this Section 8 shall be final, conclusive and binding on all parties.

9.	Merger, Liquidation, Other Company Transactions.

9.1  Liquidation or Dissolution.  In the event of the proposed liquidation or dissolution of the Company, the Purchase Period then in progress will terminate immediately prior to the consummation of such liquidation or dissolution, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

9.2  Merger or Consolidation.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Board, (1) each option shall be assumed, or an equivalent option shall be substituted, by the successor corporation or parent or subsidiary of such successor corporation or (2) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as a Purchase Date, and all outstanding options shall be deemed exercised on such date.

10.	Transferability.

Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and, except as provided in Section 4.4, are exercisable during the Participant’s lifetime only by the Participant. Any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 4.3.

11.	Amendment or Termination of the Plan.

The Board may, in its sole discretion, insofar as permitted by law, terminate the Plan, or revise or amend it in any respect whatsoever, except that, no such revision or amendment may be made without approval of the shareholders if shareholder approval is required by the rules of any stock exchange on which the Common Stock is listed or if such revision or amendment would increase the number of shares subject to the Plan, other than an adjustment under Section 8 of the Plan. The Committee may, in its discretion, suspend the Plan.

12.	Committee Rules For Non-U.S. Jurisdictions.

12.1  Local Laws.  The Committee or its delegate may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee or its delegate is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock or stock certificates which vary with local requirements.

12.2  Sub-plans.  The Committee may also adopt sub-plans applicable to particular subsidiaries or affiliates. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1, but unless otherwise superseded by the terms of such sub-plan, the provisions of this

Plan shall govern the operation of such sub-plan. The Committee may also adopt sub-plans applicable to predecessor company plans, on such terms as it may specify.

13.	Compliance with Legal and Exchange Requirements.

The Company shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Company has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

14.	Governmental Approvals.

This Plan and the Company’s obligation to sell and deliver shares of its stock under the Plan in any jurisdiction shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder in such jurisdiction.

15.	No Enlargement Of Employee Rights.

Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any Subsidiary or Affiliate or to interfere with the right of the Company or any Subsidiary or Affiliate to discharge any Employee at any time. It is not intended that any rights or benefits provided under this Plan shall be considered part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension, retirement or similar payments.

16.	Withholding Taxes.

In the event that the Company or any Subsidiary or Affiliate is required to withhold any federal, state, local or foreign taxes in respect of any compensation or other income realized by the Participant, the Company or such Subsidiary or Affiliate may deduct from any payments of any kind otherwise due to such Participant, including without limitation the proceeds of any sale of Common Stock for the account of the Participant, the aggregate amount of such federal, state, local or foreign taxes required to be withheld. If such payments are insufficient to satisfy such federal, state, local or foreign taxes, the Participant will be required to pay to the Company or such Subsidiary or Affiliate, or make other arrangements satisfactory to the Company or such Subsidiary or Affiliate regarding payment to the Company or such Subsidiary or Affiliate of, the aggregate amount of any such taxes.

17.	Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

18.	Severability.

If any provision of the Plan shall be held illegal or invalid in any jurisdiction, such illegality or invalidity shall not affect the remaining provisions of the Plan in such jurisdiction, or any provision of the Plan in any other jurisdiction, and the Plan shall be construed and applied in such jurisdiction as if the invalid provision had never been contained herein.

19.	Effective Date.

This Plan shall be effective March 11, 2008, the date of its adoption by the Board, subject to approval of the shareholders of the Company at the 2008 Annual Meeting.

EXHIBIT G

THE BANK OF NEW YORK MELLON CORPORATION

EXECUTIVE INCENTIVE COMPENSATION PLAN

1.  Purpose.  The purpose of the Executive Incentive Compensation Plan (the “Plan”) of The Bank of New York Mellon Corporation (the “Company”) is to promote the financial interests of the Company and its subsidiaries, including its growth, by (i) attracting and retaining officers and key executives of outstanding competence; (ii) motivating officers and key executives by means of performance-related incentives; and (iii) providing competitive incentive compensation opportunities.

2.  Administration.  The Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) and consisting of at least two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (1) an “outside director” as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, (2) a “non-employee director” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule and (3) an “independent” director under the rules of the New York Stock Exchange (“NYSE”). A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present, or acts approved in writing by a majority of the Committee without a meeting, shall be the acts of the Committee.

Subject to the express provisions of the Plan, the Committee shall have authority to:

(i) select the employees who will participate in the Plan (the “Participants”);

(ii) determine the size of the awards to be made under the Plan, subject to Section 4 hereof; and

(iii) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

3.  Participation.  Participants in the Plan shall be selected for each calendar year (each “Plan Year”) from those executive employees of the Company who (i) are, or are expected to be, “covered employees” as defined in Section 162(m) of the Code or (ii) are otherwise selected by the Committee to participate in the Plan. No employee shall at any time have a right to be selected as a Participant in the Plan for any Plan Year, to be entitled automatically to an award, nor, having been selected as a Participant for one Plan Year, to be a Participant in any other Plan Year.

4.  Maximum Incentive Awards.  Notwithstanding any other provision of this Plan, the maximum amount payable in cash to any one Participant under the Plan for any one calendar year shall be .5% of the Company’s pre-tax income from continuing operations, before the impact of the cumulative effect of accounting changes and extraordinary items, as disclosed in the Company’s consolidated statement of income for such year included within the Company’s report on Form 10-K as filed with the Securities and Exchange Commission. The amount payable for any one calendar year is measured for the year in which the relevant Performance Period ends, and for which the relevant Performance Goals are certified as achieved, regardless of the fact that payment may occur in a later year. In the case of multi-year Performance Periods, as hereinafter defined, the amount which is earned for any one calendar year is the amount paid for the Performance Period divided by the number of calendar years in the Performance Period. The limitation in this section shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

5.  Incentive Awards, Performance Goals and Performance Periods.

Section 5.01.  Incentive Awards.  Incentive awards (“Incentive Awards”) may be earned by Participants during a specified performance period (a “Performance Period”) selected by the Committee in its discretion; provided, however, that (a) no Incentive Award may exceed the amount established for the actual level of achievement attained and (b) payment of any Incentive Award under the Plan shall be contingent upon the achievement of the relevant performance goals established by the Committee (“Performance Goals”) during the Performance Period.

Section 5.02.  Performance Goals.

(a) Performance Goals.  Within 90 days after the commencement of the Performance Period or, if less, before 25 percent of the Performance Period elapses, the Committee shall establish for the relevant Performance Period all Performance Goals and the amounts, which may be expressed as a percentage of an incentive pool or other measure prescribed by the Committee, that may be earned upon their level of achievement. Performance Goals may be based upon one or more of the following objective performance measures (the “Performance Criteria”) and expressed in either, or a combination of, absolute or relative values or a percentage of: earnings or earnings per share; total return to stockholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; costs; stock price; investment performance of funds or accounts or assets under management; market share; charge-offs; non-performing assets; income; operating, net or pre-tax income; business diversification; operating ratios or results; cash flow. Performance Goals based on such Performance Criteria may be based either on the performance of the Company, an Affiliate, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of establishment. The Committee may in its discretion also determine to use other objective performance measures for Performance Goals and/or other terms and conditions even if the award would not qualify under Section 162(m) of the Code, provided that the Committee identifies the award as non-qualifying at the time of award. Performance Goals may include one or more type of performance goal.

(b) Calculation.  When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or extraordinary items as defined by generally accepted accounting principles, shall be excluded from the calculation to the extent permitted in Section 162(m) of the Code.

Section 5.03.  Performance Periods.  Unless otherwise determined by the Committee, there shall be one year Performance Periods under the Plan, and a new Performance Period shall commence on the first day of each Plan Year and end on the last day of such Plan Year. The Committee may establish longer Performance Periods, including multi-year Performance Periods, and the Committee may also establish shorter Performance Periods for individuals who are hired or become eligible after the commencement of a Performance Period. Unless otherwise determined by the Committee, the first Performance Period under the Plan shall commence on January 1, 2008 and end on December 31, 2008.

Section 5.04.  Discretion.  The Committee shall have no discretion to increase any Incentive Award payable that would otherwise be due upon attainment of the Performance Goals, or otherwise modify any Performance Goals associated with a Performance Period, but the Committee may in its discretion reduce or eliminate such Incentive Award; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Incentive Award payable to any other Participant.

Section 5.05.  Determination of Incentive Award.  The amount of a Participant’s Incentive Award for a Plan Year, if any, shall be determined by the Committee or its delegate in accordance with the level of achievement of the applicable Performance Goals and the other terms of the Plan. Prior to any payment of the Incentive Awards hereunder, the Committee shall determine and certify in writing the extent to which the Performance Goals and other material terms of the Plan were satisfied.

6.  Termination of Employment.

Unless otherwise determined by the Committee, a Participant whose employment or service with the Company and all subsidiaries and affiliates is terminated prior to the date of payment of an Incentive Award will forfeit all rights to any award for such Performance Period.

7.  Payment to Participants.

Section 7.01.  Timing of Payment.  An Incentive Award for a Performance Period shall be paid to the Participant during the 2 1/2 month period following the end of the year in which the Performance Period ends.

Section 7.02.  Form of Payment.  Payment of Incentive Awards shall be made in cash; provided, however, that the Committee may, in its discretion, determine to pay an Incentive Award in shares of Company common stock from the Company’s Long-Term Incentive Plan, or other applicable plan, or any combination of cash and stock. In the case of payment in stock, the number of shares so awarded shall be determined by dividing the dollar value of the award to be paid in stock by the closing price of the Company’s common stock on the NYSE at the NYSE’s official closing time on the date the award is paid or, if there are no sales of stock on the NYSE on such date, the closing price of the stock on the last previous day on which a sale on the NYSE is reported.

Section 7.03.  Tax Withholding.  All Incentive Awards shall be subject to Federal income, FICA, and other tax withholding as required by applicable law.

8.  Change in Control. Unless otherwise determined by the Committee, if any Change in Control, as defined in the Company’s Long-Term Incentive Plan at the time of the event, occurs prior to the end of any Performance Period, the then-current Performance Period shall automatically end and all Performance Criteria and other conditions pertaining to awards shall be deemed to be achieved or fulfilled on a pro-rata basis for (i) the number of whole months elapsed from the commencement of the Performance Period through the Change in Control over (ii) the number of whole months included in the original Performance Period, based on the actual performance level achieved or, if not determinable, in the manner specified by the Committee at the commencement of the Performance Period, and shall be waived by the Company. Such awards shall be payable as provided in Section 7.

9.  Forfeiture.  The Committee may determine that an award shall be forfeited and/or shall be repaid to the Company if the Participant engages in competition with the Company or any of its affiliates or in conduct that is materially adverse to the interests of the Company, including fraud or conduct contributing to any financial restatements or irregularities.

10.  No Assignments and Transfers.  A Participant shall not assign, encumber or transfer his rights and interests under the Plan and any attempt to do so shall render those rights and interests null and void.

11.  No Rights to Awards or Employment.  No employee of the Company or its affiliates or other person shall have any claim or right to be granted an award under this Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Company or its affiliates.

12.  Amendment or Termination.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval requirements under Section 162(m) of the Code.

13.  Effective Date.  The Plan shall be effective as of January 1, 2008, provided that the Plan is approved by stockholders of the Company prior to the payment of any compensation hereunder.

14.  Term.  No awards may be granted under the Plan subsequent to the Company’s annual meeting of stockholders in 2013.

cut here

Reservation Form for The Bank of New York Mellon Corporation Annual Meeting of Stockholders

Stockholders who expect to attend the Annual Meeting at 9:00 A.M., on April 8, 2008, in New York, NY should complete this form and return it to the Office of the Corporate Secretary, The Bank of New York Mellon Corporation, Ninth Floor, One Wall Street, New York, NY 10286. Admission cards will be provided at the check-in desk at the meeting (please be prepared to show proof of identification). Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting The Bank of New York Mellon Corporation stock ownership as of February 8, 2008.

Name
(Please Print)

Address
(Please Print)

The Bank of New York Mellon Corporation
This Proxy is solicited on behalf of the Board of Directors of the Corporation
The undersigned hereby appoints Carl Krasik, Arlie R. Nogay and James R. Vallone or any of them, each with full power of substitution, as attorneys and proxies of the undersigned to vote all The Bank of New York Mellon Corporation Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 8, 2008, at 9:00 a.m., 101 Barclay Street, New York, New York 10286 and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director, FOR Proxy Items 2, 3, 4, and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.
This Proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR Proxy Items 2, 3, 4 and 5, and AGAINST Proxy Items 6 and 7.
(Continued, and to be signed and dated, on reverse side)

Address Change/Comments (mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é
     You can now access your The Bank of New York Mellon Corporation account online.
Access The Bank of New York Mellon Corporation shareholder accounts online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, Transfer Agent for The Bank of New York Mellon Corporation, now makes it easy and convenient to get current information on shareholder accounts.

View account status	View payment history for dividends
View certificate history	Make address changes
View book-entry information	Obtain a duplicate 1099 tax form
Establish/change PIN
Visit us on the web at http://www.melloninvestor.com
Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2, 3, 4 and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.
Mark Here for Address Change or Comments	☐
The Board of Directors recommends a vote FOR all nominees for director:
1. Election of Directors: FOR ALL: ☐      WITHHOLD FOR ALL: ☐      EXCEPTIONS*: ☐

Nominees:	01 Frank J. Biondi Jr.	04 Steven G. Elliott	07 Robert P. Kelly	10 John A. Luke, Jr.	13 Catherine A. Rein	16 Samuel C. Scott III
	02 Ruth E. Bruch	05 Gerald L. Hassell	08 Richard J. Kogan	11 Robert Mehrabian	14 Thomas A. Renyi	17 John P. Surma
	03 Nicholas M. Donofrio	06 Edmund F. Kelly	09 Michael J. Kowalski	12 Mark A. Nordenberg	15 William C. Richardson	18 Wesley W. von Schack
Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5:

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐
3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐
4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐

5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐
The Board of Directors recommends a vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN
6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐
7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

Signature	Date	Signature	Date

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

é  FOLD AND DETACH HERE  é

Choose MLink™ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Vote by Internet or Telephone or Mail
Internet and Telephone voting is available 24 Hours a Day, 7 Days a Week until 11:59 PM on Monday, April 7, 2008.
A shareholder’s telephone or Internet vote authorizes the named proxies to vote shares in the same manner as if the shareholder marked, signed and returned this proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/bk		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	this proxy card and return it in the enclosed postage-paid envelope.

If a shareholder votes by Internet or by telephone,
there is NO need to mail back this proxy card.
Shareholders can view the 2007 Annual Report and Proxy Statement on the Internet at
www.bnymellon.com

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2, 3, 4 and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITHHELD FOR ALL	EXCEPTIONS*

1. Election of Directors		☐	☐	☐
Nominees:	01 Frank J. Biondi Jr.	07 Robert P. Kelly		13 Catherine A. Rein
	02 Ruth E. Bruch	08 Richard J. Kogan		14 Thomas A. Renyi
	03 Nicholas M. Donofrio	09 Michael J. Kowalski		15 William C. Richardson
	04 Steven G. Elliott	10 John A. Luke, Jr.		16 Samuel C. Scott III
	05 Gerald L. Hassell	11 Robert Mehrabian		17 John P. Surma
	06 Edmund F. Kelly	12 Mark A. Nordenberg		18 Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5:

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN
6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

Signature	Signature	Date

Pelase date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign, If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/bk		Telephone 1-866-580-9477
OR
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
Shareholders can view the 2007 Annual Report and Proxy Statement on the Internet at http://bnymellon.mobular.net/bnymellon/bk

The Bank of New York Mellon Corporation
This Proxy is solicited on behalf of the Board of Directors of the Corporation
The undersigned hereby appoints Carl Krasik, Arlie R. Nogay and James R. Vallone or any of them, each with full power of substitution, as attorneys and proxies of the undersigned to vote all The Bank of New York Mellon Corporation Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 8, 2008, at 9:0 0 a.m., 101 Barclay Street, New York, New York 10286 and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director, FOR Proxy Items 2, 3, 4, and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.

This Proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR Proxy Items 2, 3, 4 and 5, and AGAINST Proxy Items 6 and 7.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲
You can now access your The Bank of New York Mellon Corporation account online.
Access your The Bank of New York Mellon Corporation shareholder account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, Transfer Agent for The Bank of New York Mellon Corporation, now makes it easy and convenient to get current information on your shareholder accounts.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
****TRY IT OUT****
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2, 3, 4 and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITH HELD FOR ALL	EXCEPTIONS*

1. Election of Directors		☐	☐	☐
Nominees:	01 Frank J. Biondi Jr.	07 Robert P. Kelly		13 Catherine A. Rein
	02 Ruth E. Bruch	08 Richard J. Kogan		14 Thomas A. Renyi
	03 Nicholas M. Donofrio	09 Michael J. Kowalski		15 William C. Richardson
	04 Steven G. Elliott	10 John A. Luke, Jr.		16 Samuel C. Scott II
	05 Gerald L. Hassele	11 Robert Mehrabian		17 John P. Surma
	06 Edmund F. Kelly	12 Mark A. Nordenberg		18 Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5:

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN
6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

Signature	Signature	Date

Pelase date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲

THE BANK OF NEW YORK MELLON
The Bank of New York Mellon Corporation
Deferred Share Award Trusts Confidential Ballot
This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by Wachovia Bank, N.A., as Trustee of the Mellon Financial Corporation Deferred Share Award Trust 1 and Deferred Share Award Trust 2. Please complete the ballot and return it in the envelope provided. Wachovia Bank, N.A., as Trustee of the Trusts, will vote the shares held in the Trusts as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 8, 2008 and any adjournment thereof.
Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 1, 2008 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return you balllot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN ” with respect to any of the propositions on the ballot.

(Continued, and to be signed and dated, on reverse side)

▲FOLD AND DETACH HERE▲

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2, 3, 4 and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITH HELD FOR ALL	EXCEPTIONS*

1. Election of Directors		☐	☐	☐
Nominees:	01 Frank J. Biondi Jr.	07 Robert P. Kelly		13 Catherine A. Rein
	02 Ruth E. Bruch	08 Richard J. Kogan		14 Thomas A. Renyi
	03 Nicholas M. Donofrio	09 Michael J. Kowalski		15 William C. Richardson
	04 Steven G. Elliott	10 John A. Luke, Jr.		16 Samuel C. Scott III
	05 Gerald L. Hassell	11 Robert Mehrabian		17 John P. Surma
	06 Edmund F. Kelly	12 Mark A. Nordenberg		18 Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5:

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN
6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

Signature	Signature	Date

Pelase date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲

THE BANK OF NEW YORK MELLON
The Bank of New York Mellon Corporation
Elective Deferred Compensation Plan for Directors (Post 12/31/04) Trust Confidential Ballot
This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by PNC Bank, National Association, as Trustee of Mellon Financial Corporation Elective Deferred Compensation Plan for Directors (Post 12/31/04) Trust. Please complete the ballot and return it in the envelope provided. PNC Bank, National Association, as Trustee of the Trust, will vote the shares held in the Trust as to which you have voting authority as directed on the ballot of the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 8, 2008 and any adjournment thereof.
Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 1, 2008 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN” with respect to any of the propositions on the ballot.

(Continued, and to be signed and dated, on the reverse side)

▲FOLD AND DETACH HERE▲

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2, 3, 4 and 5, AGAINST Proxy Items 6 and 7, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITHHELD FOR ALL	EXCEPTIONS*

1. Election of Directors		☐	☐	☐
Nominees:	01 Frank J. Biondi Jr.	07 Robert P. Kelly		13 Catherine A. Rein
	02 Ruth E. Bruch	08 Richard J. Kogan		14 Thomas A. Renyi
	03 Nicholas M. Donofrio	09 Michael J. Kowalski		15 William C. Richardson
	04 Steven G. Elliott	10 John A. Luke, Jr.		16 Samuel C. Scott II I
	05 Gerald L. Hassel	11 Robert Mehrabian		17 John P. Surma
	06 Edmund F. Kelly	12 Mark A. Nordenberg		18 Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*

Note: A vote FOR the election of directors includes discretionary authouity to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5:

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN
6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

Signature	Signature	Date

Pelase date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲

THE BANK OF NEW YORK MELLON
The Bank of New York Mellon Corporation
Elective Deferred Compensation Plan (Post 12/31/04) and Elective Deferred Compensation Plan for Senior Officers (Post 12/31/04) Trust Confidential Ballot
This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by PNC Bank, National Association, as Trustee of the Mellon Financial Corporation Elective Deferred Compensation Plan (Post 12/31/04) and Elective Deferred Compensation Plan for Senior Officers (Post 12/31/04) Trust Confidential Ballot. Please complete the ballot and return it in the envelope provided. PNC Bank, National Association, as Trustee of the Trust, will vote the shares held in the Trust as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 8, 2008 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 1, 2008 in order to be counted. Your voting instructions will be kept confidential.
If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN” with respect to any of the propositions on the ballot.

(Continued, and to be Signed and dated, on reverse side)

▲FOLD AND DETACH HERE▲

The Bank of New York Mellon Corporation
Confidential Ballot for 2008 Annual Meeting
YOU MAY VOTE BY TOLL-FREE TELEPHONE
OR ON THE INTERNET
(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW
AND RETURN IT BY MAIL)

Call Toll-Free on a Touch-Tone Phone: 24 hours a day, 7 days a week	To vote by Internet Visit:
(U.S. and Canada only)	https://www.proxyvotenow.com/bk1
1 866 593 3357
Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.
If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than
Noon Eastern Daylight Time on April 7.
You need not return the form if you have voted by telephone or Internet.
Your vote must be received by Noon Eastern Daylight Time
on April 7, 2008, to be counted.
The Bank of New York Mellon Corporation
Confidential Ballot for 2008 Annual Meeting
The Employee Stock Ownership Plan of The Bank of New York Company, Inc.
Employee Savings & Investment Plan of The Bank of New York Company, Inc.
The Retirement Savings Plan of BNY Securities Group
This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in each of the above plans (the “Plans”) in which you participate.
By properly submitting your voting instructions, you authorize The Bank of New York, as trustee (the “Trustee”) of all the plans listed above, to vote all shares held in your accounts for the Plans as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 8, 2008, and at any adjournment thereof. Your voting instructions must be received by Noon, EDT April 7, 2008, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.
If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plans will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.
If you do not properly sign and return this ballot or provide instructions by telephone or Internet, the Trustee will vote your shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.
(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒
The Board of Directors recommends a Vote FOR the election of all nominees for director :

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees:	(01) Frank J. Biondi, Jr.	(06) Edmund F. Kelly	(11) Robert Mehrabian	(16) Samuel C. Scott III
	(02) Ruth E. Bruch	(07) Robert P. Kelly	(12) Mark A. Nordenberg	(17) John P. Surma
	(03) Nicholas M. Donofrio	(08) Richard J. Kogan	(13) Catherine A. Rein	(18) Wesley W. von Schack
	(04) Steven G. Elliott	(09) Michael J. Kowalski	(14) Thomas A. Renyi
	(05) Gerald L. Hassell	(10) John A. Luke, Jr.	(15) William C. Richardson
Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2, 3, 4 and 5:					The Board of Directors recommends a Vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐	6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐	7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐

5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2008

Comments

The Bank of New York Mellon Corporation
Confidential Ballot for 2008 Annual Meeting
YOU MAY VOTE BY TOLL-FREE TELEPHONE
OR ON THE INTERNET
(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW
AND RETURN IT BY MAIL)

Call Toll-Free on a Touch-Tone Phone: 24 hours a day, 7 days a week	To vote by Internet Visit:
(U.S. and Canada only)	https://www.proxyvotenow.com/bk2
1 866 209 1708
Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.
If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than
Noon Eastern Daylight Time on April 7.
You need not return the form if you have voted by telephone or Internet.
Your vote must be received by Noon Eastern Daylight Time on
April 7, 2008, to be counted.
The Bank of New York Mellon Corporation
Confidential Ballot for 2008 Annual Meeting
BNY Employee Stock Purchase Plan
This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in the above plans (the “Plans”) in which you participate.
By properly submitting your voting instructions, you authorize The Bank of New York , as administrator of the ESPP, to vote all shares held in your accounts for the Plan as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 8, 2008, and at any adjournment thereof. Your voting instructions must be received by Noon EDT April 7, 2008, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.
If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the ESPP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.
If you do not properly sign and return this ballot or provide instructions by telephone or Internet, then for shares held in the ESPP, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting “FOR ”, “AGAINST ” or “ABSTAIN ” with respect to any proposition on the ballot but will have the effect described in this ballot.
(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒
The Board of Directors recommends a Vote FOR the election of all nominees for director :

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees:	(01) Frank J. Biondi, Jr.	(06) Edmund F. Kelly	(11) Robert Mehrabian	(16) Samuel C. Scott III
	(02) Ruth E. Bruch	(07) Robert P. Kelly	(12) Mark A. Nordenberg	(17) John P. Surma
	(03) Nicholas M. Donofrio	(08) Richard J. Kogan	(13) Catherine A. Rein	(18) Wesley W. von Schack
	(04) Steven G. Elliott	(09) Michael J. Kowalski	(14) Thomas A. Renyi
	(05) Gerald L. Hassell	(10) John A. Luke, Jr.	(15) William C. Richardson
Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2, 3, 4 and 5:					The Board of Directors recommends a Vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐	6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐	7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐

5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2008

Comments

The Bank of New York Mellon Corporation
Confidential Ballot for 2008 Annual Meeting
YOU MAY VOTE BY TOLL-FREE TELEPHONE
OR ON THE INTERNET
(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW
AND RETURN IT BY MAIL)

Call Toll-Free on a Touch-Tone Phone: 24 hours a day, 7 days a week	To vote by Internet Visit:
(U.S. and Canada only)	https://www.proxyvotenow.com/bk3
1 888 216-1294
Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.
If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than
5 p.m. Eastern Daylight Time on April 3.
You need not return the form if you have voted by telephone or Internet.
Your vote must be received by 5 p.m. Eastern Daylight Time
on April 3, 2008, to be counted.
The Bank of New York Mellon Corporation
Confidential Ballot for 2008 Annual Meeting
• Mellon 401(k) Retirement Savings Plan(“401(k)”)
• Mellon Employee Stock Purchase Plan (“ESPP”)
This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in each of the above plans (the “Plans”) in which you participate.
By properly submitting your voting instructions, you authorize Mellon Bank, N.A., as trustee (the "Trustee") of the 401(k) and Mellon Investor Services, LLC, as administrator of the ESPP, to vote all shares held in your accounts for the Plans as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 8, 2008, and at any adjournment thereof. Your voting instructions must be received by April 3, 2008, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.
If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the 401(k) and the ESPP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.
If you do not properly sign and return this ballot or provide instructions by telephone or Internet, then (1) for shares held in the ESPP, no vote will be recorded and (2) for shares held in the 401(k), the Trustee will vote your shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.
(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒
The Board of Directors recommends a Vote FOR the election of all nominees for director :

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees:	(01) Frank J. Biondi, Jr.	(06) Edmund F. Kelly	(11) Robert Mehrabian	(16) Samuel C. Scott III
	(02) Ruth E. Bruch	(07) Robert P. Kelly	(12) Mark A. Nordenberg	(17) John P. Surma
	(03) Nicholas M. Donofrio	(08) Richard J. Kogan	(13) Catherine A. Rein	(18) Wesley W. von Schack
	(04) Steven G. Elliott	(09) Michael J. Kowalski	(14) Thomas A. Renyi
	(05) Gerald L. Hassell	(10) John A. Luke, Jr.	(15) William C. Richardson
Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2, 3, 4 and 5:					The Board of Directors recommends a Vote AGAINST proposals 6 and 7:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

2.	Proposal to approve the adoption of Long-Term Incentive Plan.	☐	☐	☐	6.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Proposal to approve the adoption of Employee Stock Purchase Plan.	☐	☐	☐	7.	Stockholder proposal requesting annual vote on an advisory resolution to ratify executive compensation.	☐	☐	☐

4.	Proposal to approve the adoption of Executive Incentive Compensation Plan.	☐	☐	☐

5.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2008

Comments